                               United States
                    Securities and Exchange Commission
                           Washington, DC 20549

                                Form N-CSR
Certified Shareholder Report of Registered Management Investment Companies

                                 811-5010

                   (Investment Company Act File Number)

                           THE HUNTINGTON FUNDS

             (Exact Name of Registrant as Specified in Charter)

                           5800 Corporate Drive
                    Pittsburgh, Pennsylvania 15237-7010
                  (Address of Principal Executive Offices)

                              1-800-544-8347
                      (Registrant's Telephone Number)

                           Ronald J. Corn, Esq.
                       The Huntington National Bank
                           41 South High Street
                           Columbus, Ohio 43287
                  (Name and Address of Agent for Service)
             (Notices should be sent to the Agent for Service)

                                Copies to:
                          Alyssa Albertelli, Esq.
                                Ropes & Gray
                             One Metro Center
                            700 12th Street, NW
                                 Suite 900
                         Washington, DC 20005-3333

                Date of Fiscal Year End: December 31, 2003

       Date of Reporting Period: Fiscal year ended December 31, 2003

Item 1.     Reports to Stockholders

[Logo of Huntington Funds]

Annual Shareholder Report

Money Market Funds
Huntington Money Market Fund
Huntington Ohio Municipal Money Market Fund
Huntington Florida Tax-Free Money Fund
Huntington U.S. Treasury Money Market Fund

Equity Funds
Huntington Growth Fund
Huntington Income Equity Fund
Huntington Rotating Markets Fund
Huntington Dividend Capture Fund
Huntington International Equity Fund
Huntington Mid Corp America Fund
Huntington New Economy Fund
Huntington Situs Small Cap Fund

Income Funds
Huntington Mortgage Securities Fund
Huntington Ohio Tax-Free Fund
Huntington Michigan Tax-Free Fund
Huntington Fixed Income Securities Fund
Huntington Intermediate Government Income Fund
Huntington Short/Intermediate Fixed Income Securities Fund

DECEMBER 31, 2003

TRUST SHARES
INVESTMENT A SHARES
INVESTMENT B SHARES
INTERFUND SHARES

Growth Fund

As of 12/31/03

Management's Discussion of Fund Performance
Portfolio Manager: James J. Gibboney, CFA, MBA
Senior Vice President
Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2003, the Huntington Growth Fund produced total returns (not including the deduction of applicable sales charges) of 19.15%, 18.85% and 18.24% for Trust Shares, Investment A and Investment B Shares, respectively, based on net asset value.1 This compared to a return of 28.68% for the Standard & Poor's 500 Index (S&P 500).2

The Fund was impacted by the stock market's general decline early in the year, and its subsequent dramatic recovery based on the expectations of an economic recovery, continued low interest rates, passage of a tax cut plan and a quick victory in Operation Iraqi Freedom.

In general, high quality, large capitalization stocks underperformed in 2003. While the S&P 500 is considered a large capitalization index, the smaller, riskier stocks within the index dramatically outperformed their larger brethren. The Fund tended to own the larger companies within the S&P 500.

This phenomenon seemed to predominate each of our sectors, except for the financials and consumer staples sectors where we performed in line with the market. The Fund`s sector weightings adhered to its investment policy sector guidelines. Each year we consider trimming some of our larger positions where we have accumulated large capital gains, and while we continued with that long-term strategy in 2003, some of those larger positions did not perform in line with the market.

Sysco, Walgreen and Automatic Data Processing were three of our largest positions at year-end. While all three had positive performance for the year, each underperformed the market return. Avery Dennison, Kohl's and American International Group were also examples of larger holdings which contributed negatively to the Fund's performance. Home Depot, Intel, Texas Instruments, Analog Devices and Cisco Systems were holdings that contributed positively to the Fund's performance.

* The composition of the Fund's holdings is subject to change.

(1) Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price (i.e. less any applicable sales charge), for Investment A and Investment B Shares were 12.02% and 13.24%, respectively.

(2) The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

Growth Fund (continued)

Portfolio Profile
As of 12/31/03

Net Assets ($ mil)	*$258.4*
Net Asset Value (Trust Shares)	*$38.96*
Number of Issues	*65*
Cash Reserves (%)	*3.0%*

Five Largest Equity Holdings♦
(as a percentage of net assets) As of 12/31/03

Sysco Corp.	*5.7%*
Automatic Data Processing, Inc.	*4.6%*
Walgreen Co.	*3.5%*
Home Depot, Inc.	*3.3%*
Anadarko Petroleum Corp.	*3.3%*

Comparison of Change in the Value of a $10,000 Investment in the Huntington Growth Fund Trust Shares and Investment Shares

Total Returns As of 12/31/03	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date Return (1)
Trust	19.15%	(8.31)%	(1.91)%	8.57%	8.74%
Investment A, without load	18.85%	(8.54)%	(2.16)%	8.30%	8.13%
Investment A, with load	12.02%	(10.33)%	(3.31)%	7.66%	7.63%
Investment B, without CDSC (2)	18.24%	(9.01)%	(2.75)%	7.57%	7.38%
Investment B, with CDSC (2)	13.24%	(9.93)%	(3.10)%	7.57%	7.38%

$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
12/31/93
Dec-94
Dec-95
Dec-96
Dec-97
Dec-98
Dec-99
Dec-00
Dec-01
Dec-02
12/31/03
$28,557
$22,752
$20,915
$20,737
Huntington Growth Fund, Investment A*
Huntington Growth Fund, Investment B**
Huntington Growth Fund, Trust
S&P 500†

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

The Fund's performance assumes the reinvestment of all dividends and distributions on securities. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.00% ($10,000 investment minus $400 sales load = $9,600). Effective May 1, 2000 the maximum sales load became 5.75%.

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge (CDSC) on any redemptions over seven years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) Trust Shares commenced operations on July 3, 1989, Investment A Shares commenced operations on May 1, 1991 and Investment B Shares commenced operations on May 1, 2000.

(2) Prior to May 1, 2000, performance is based on the performance of Investment A Shares, adjusted for the Investment B Shares 12b-1 fees and CDSC.

† The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

Income Equity Fund

As of 12/31/03

Management's Discussion of Fund Performance
Co-Portfolio Managers:
Craig J. Hardy, CFA, MBA
Christopher G. Cwiklinski, CFA
Vice Presidents
Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2003, the total returns (not including the deduction of applicable sales charges) for the Huntington Income Equity Fund were 21.00%, 20.69% and 20.08% for Trust, Investment A and Investment B Shares, respectively, based on net asset value.1 These compare to a return of 28.68% for the Standard & Poor's 500 Index (S&P 500)2 and a return of 25.83% for the Lipper Equity Income Funds Index (LEIFI).3

During 2003, the Fund was positioned relatively conservatively, with an emphasis on stocks with high dividends and modest dividend growth prospects. This conservative approach tended to produce returns that were less volatile than those of the benchmark index, the S&P 500. This was the primary reason why the Fund underperformed its benchmark during 2003, a period of comparatively strong stock market returns.

From a sector perspective, the sectors that contributed most positively to the performance of the Fund in 2003 were the financial sector, led by diversified and regional banks and multi-line insurance companies; the industrial sector, led by conglomerates, printing and electrical equipment companies; and the energy sector, led by integrated oil and gas companies. The sectors that negatively impacted the Fund in 2003 were the telecommunications sector, with its diversified telecommunications services stocks and the utilities sector, including both electrical and gas utility companies. Further, the stocks in the Fund's portfolio from the information technology sector, selected for their dividend producing capacity, also negatively impacted the Fund.

The stocks that contributed most positively to the performance of the Fund last year were FleetBoston Financial, due to its announced merger with Bank of America; J.P. Morgan Chase, as it recovered from a weak year in 2002 and lowered its loan losses and non-performing assets; Textron, as it benefited from a recovery in industrial markets; and Occidental Petroleum, due to higher volume and prices in crude oil. The stocks that negatively impacted Fund performance in 2003 were Eastman Kodak, which suffered from continuing erosion of its market share by digital photography; Federal Signal, which experienced softness in its municipal fire-fighting equipment business; Schering-Plough, which lost sales as its principal drug Claritin came off of patent protection; and TECO Energy, which experienced weakness in its merchant power unit.

* The composition of the Fund's holdings is subject to change.

(1) Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price (i.e. less any applicable sales charge), for Investment A and Investment B Shares were 13.73% and 15.08%, respectively.

(2) The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

(3) Lipper figures represent the average of the total returns reported by the largest mutual funds designated by Lipper Inc. as falling into the category indicated. They do not reflect sales charges.

Income Equity Fund (continued)

Portfolio Profile
As of 12/31/03

Net Assets ($ mil)	*$211.5*
Net Asset Value (Trust Shares)	*$32.58*
Number of Issues	*63*
Cash Reserves (%)	*1.9%*

Five Largest Equity Holdings ♦
(as a percentage of net assets) As of 12/31/03

National City Corp.	*3.2%*
ChevronTexaco Corp.	*3.2%*
FleetBoston Financial Corp.	*2.7%*
R.R. Donnelley & Sons Co.	*2.7%*
Occidental Petroleum Corp.	*2.6%*

Comparison of Change in the Value of a $10,000 Investment in the Huntington Income Equity Fund, Trust Shares and Investment Shares

Total Returns As of 12/31/03	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date Return (1)
Trust	21.00%	2.49%	0.38%	8.42%	8.13%
Investment A, without load (2)	20.69%	2.24%	0.13%	8.15%	7.86%
Investment A, with load (2)	13.73%	0.24%	(1.05)%	7.51%	7.42%
Investment B, without CDSC (3)	20.08%	1.71%	(0.43)%	7.58%	7.30%
Investment B, with CDSC (3)	15.08%	0.81%	(0.76)%	7.58%	7.30%

$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$28,557
$24,073
$22,434
$20,759
$20,627
12/31/93
Dec-94
Dec-95
Dec-96
Dec-97
Dec-98
Dec-99
Dec-00
Dec-01
Dec-02
12/31/03
Huntington Income Equity Fund, Investment A*
Huntington Income Equity Fund, Trust
Huntington Income Equity Fund, Investment B**
S&P 500†
LEIFI†

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

The Fund's performance assumes the reinvestment of all dividends and distributions on securities. The S&P 500 and LEIFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 5.50% ($10,000 investment minus $550 sales load = $9,450). Effective May 1, 2000 the maximum sales load became 5.75%.

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge (CDSC) on any redemptions over seven years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) Trust Shares commenced operations on July 3, 1989, Investment A Shares commenced operations on May 14, 1997, and Investment B Shares commenced operations on May 1, 2000.

(2) Prior to May 14, 1997, performance is based on the performance of Trust Shares, adjusted for the Investment A Shares sales charge and
12b-1 fees.

(3) Prior to May 1, 2000, performance is based on the performance of Investment A Shares (and Trust Shares), adjusted for the Investment B Shares 12b-1 fees and CDSC.

† The S&P 500 and LEIFI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indices are unmanaged.

Rotating Markets Fund

As of 12/31/03

Management's Discussion of Fund Performance
Portfolio Manager: Paul Koscik CFP, JD
Vice President
Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2003, the total returns (not including the deduction of applicable sales charges) for the Fund's Trust and Investment A Shares were 25.00% and 24.62%, respectively, based on net asset value.1 This compared to the return of 28.68% for the Standard & Poor's 500 Index (S&P 500).2

The Fund began 2003 invested in the small-cap segment3 of the stock market. In early January, small-cap performance began to significantly deteriorate, and therefore we rotated out of the small-cap segment and into the large-cap segment of the market. Due to the poor performance of the small-cap segment, the Fund's first quarter return trailed the S&P 500 by 2.7%. Despite the Fund's enhanced returns for the rest of the year, it was never able to make up its first quarter shortfall.

In September, we rotated from the large-cap segment of the stock market to the international segment4 to give the Fund exposure to mid- and small-cap indices in the U.S. as well as in selected non-U.S. stock markets throughout the world. The Fund's rotation into the international segment proved beneficial as the Fund outperformed the S&P 500 in both the third and fourth quarter.

Some of the Exchange Traded Funds5 that contributed to the Fund's strong performance in the fourth quarter were the iShares MSCI-EAFE Index Fund,6 the iShares MSCI-Japan Index Fund7 and the NASDAQ 100 Index Fund.8

* The composition of the Fund's holdings is subject to change.

(1) Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the reporting period, based on offering price (i.e. less any applicable sales charge), for Investment A Shares was 22.83%.

(2) The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

(3) Small capitalization stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

(4) International investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

(5) Exchange traded funds are subject to risks similar to those of stocks.

(6) iShares MSCI-EAFE Index Fund invests in most of the same stocks listed in the MSCI-EAFE index. The MSCI-EAFE Index was developed by Morgan Stanley Capital International Inc. as an equity benchmark for international stock performance, which includes stocks from Europe, Australasia and the Far East.

(7) iShares MSCI-Japan Index Fund invests in most of the same stocks listed in the MSCI-Japan Index. The MSCI-Japan Index was developed by Morgan Stanley Capital International Inc. as an equity benchmark for Japanese market performance.

(8) The NASDAQ 100 Index Fund invests in most of the same stocks as listed in the NASDAQ 100 Index. The NASDAQ 100 is capitalization-weighted and includes 100 of the largest non-financial companies, domestic and foreign, in the NASDAQ National Market. In addition to meeting the qualification standards for inclusion in the NASDAQ National Market, these issues have strong earnings and assets.

Rotating Markets Fund (continued)

Portfolio Profile
As of 12/31/03

Net Assets ($ mil)	*$21.2*
Net Asset Value (Trust Shares)	*$9.41*
Number of Issues	*18*
Cash Reserves (%)	*2.4%*

Five Largest Equity Holdings♦
(as a percentage of net assets) As of 12/31/03

iShares Russell 1000 Index Fund	*22.6%*
iShares EAFE Index Fund	*22.1%*
MidCap SPDR Trust Series I	*9.0%*
NASDAQ 100 Index Fund	*8.1%*
iShares MSCI EMU Index Fund	*6.6%*

Comparison of Change in the Value of a $10,000 Investment in the Huntington Rotating Markets Fund, Trust Shares and Investment Shares

$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$9,450
$9,299
$9,245
5/1/01
Jun-01
Dec-01
Jun-02
Dec-02
Jun-03
12/31/03
Huntington Rotating Markets Fund, Investment A*
S&P 500†
Huntington Rotating Markets Fund, Trust

Total Returns As of 12/31/03	One Year Return	Annualized Inception to Date Return (1)
Trust	25.00%	(2.10)%
Investment A, without load	24.62%	(2.35)%
Investment A, with load	22.83%	(2.90)%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 1.50% ($10,000 investment minus $150 sales load = $9,850).

(1) The Fund commenced operations for all classes on May 1, 2001.

† The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

Dividend Capture Fund

As of 12/31/03

Management's Discussion of Fund Performance
Co-Portfolio Managers:
B. Randolph Bateman, CFA, Chief Investment Officer
Kirk Mentzer, MBA, Director of Research
Senior Vice President
Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2003, the Huntington Dividend Capture Fund's Trust, Investment A and Investment B Shares produced total returns (not including the deduction of applicable sales charges) of 20.75%, 20.62% and 19.90%, respectively, based on net asset value.1 This compared to the Dividend Capture Indices Blend's (DCIB) return of 23.82%.2 We derived this performance from our top-down style and portfolio construction techniques aimed at producing stable income. Here are the highlights from each of the Fund's asset classes:

  Preferred Stocks - The Fund held core, stable holdings from high quality issuers. Issuers in cyclical and utility industries performed best during the one-year reporting period ended December 31, 2003.
  Common Stocks - By most measures, 2003 was a fabulous year for equity investors. After three years of brutal losses, a strong profits-led recovery lifted the Standard & Poor's 500 Index (S&P 500)3 by 28.68%. The Fund's investments in the technology, consumer discretion, materials, and industrial sectors enhanced performance. Additionally, "high risk" investments such as small capitalization, low quality, and high beta were the primary beneficiaries of increased stimulus and risk attitudes, and enhanced Fund performance as well.4
  Real Estate Investment Trusts (REITs)5 - Real estate investors enjoyed another year of double-digit growth due to their stable earnings, attractive valuation and high dividend yields. As measured by the Morgan Stanley REIT Index,6 REITs produced a total return of 36.74% for 2003.

For the one year period ended December 31, 2003, the Fund's total return was positively impacted by the strong results in both common stocks and REITs. Conversely, the Fund's exposure to preferred stocks negatively impacted its performance as measured by the Merrill Lynch Fixed Rate Preferred Index7 return of 9.43% for the year ended December 31, 2003. This contributed to the underperformance of the Fund relative to its benchmark, the S&P 500.

* The composition of the Fund's holdings is subject to change.

(1) Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Total returns for the reporting period based on offering price (i.e., less any applicable sales charge), for Investment A and Investment B Shares were 13.65% and 14.90%, respectively.

(2) The DCIB is a custom, blended index comprised of the following three indices with their noted respective weightings: S&P 500/Barra Value Index (40%), Merrill Lynch Fixed Rate Preferred Index (40%) and NAREIT Index (20%). This custom, blended index and its respective weightings are reflective of the Fund's sector diversification. The S&P 500/Barra Value Index is a capitalization-weighted index of the stocks in the S&P 500 having the lowest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. Merrill Lynch Fixed Rate Preferred Index is a total return index comprised of fixed-rate preferred stock issues. NAREIT Index represents returns for the National Association of Real Estate Investment Trust Equity Index. Indices are unmanaged and investments cannot be made in an index.

(3) The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

(4) Beta analyzes the market risk of a company by showing how responsive it is to the market. Usually higher betas represent riskier investments. Small capitalization stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

(5) Investments in REITs involve special risks associated with an investment in real estate, such as limited liquidity.

(6) The Morgan Stanley REIT Index is an unmanaged index of the most actively traded real estate investment trusts designed to measure real estate equity performance. Investments cannot be made in an index.

(7) The Merrill Lynch Fixed Rate Preferred Index is an unmanaged total return index comprised of fixed-rate preferred stock issues. Investments cannot be made in an index.

Dividend Capture Fund (continued)

Portfolio Profile
As of 12/31/03

Net Assets ($ mil)	*$72.2*
Net Asset Value (Trust Shares)	*$11.11*
Number of Issues	*114*
Cash Reserves (%)	*1.0%*

Five Largest Equity Holdings ♦
(as a percentage of net assets) As of 12/31/03

ASBC Capital I, 7.625%	*2.2%*
Ace Ltd., Series C, 7.800%	*2.1%*
Renaissancere Holdings Ltd., Series B, 7.300%	*2.0%*
Aetna, Inc., 8.500%	*2.0%*
Compass Capital, 7.350%	*2.0%*

Comparison of Change in the Value of a $10,000 Investment in the Huntington Dividend Capture Fund, Trust Shares and Investment Shares

Total Returns As of 12/31/03	One Year Return	Annualized Inception to Date Return (1)
Trust	20.75%	9.54%
Investment A, without load	20.62%	9.30%
Investment A, with load	13.65%	7.04%
Investment B, without CDSC	19.90%	8.73%
Investment B, with CDSC	14.90%	7.81%

$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
3/1/01
Jun-01
Dec-01
Jun-02
Dec-02
Jun-03
12/31/03
$12,948
$12,377
$12,237
$12,127
$9,387
Huntington Dividend Capture Fund, Investment A*
Huntington Dividend Capture Fund, Investment B**
S&P 500†
DCIB†
Huntington Dividend Capture Fund, Trust

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and DCIB have been adjusted to reflect reinvestment of dividends on securities in the indices.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 5.75% ($10,000 investment minus $575 sales load = $9,425).

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 3.0% contingent deferred sales charge (CDSC) on any redemption less than three years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) The Fund commenced operations for all classes on March 1, 2001.

† The S&P 500 and DCIB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The S&P 500 and DCIB are unmanaged.

International Equity Fund

As of 12/31/03

Management's Discussion of Fund Performance
Portfolio Manager: Madelynn M. Matlock, CFA,
Director of International Investments
Vice President
Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2003, the Huntington International Equity Fund had returns (not including the deduction of applicable sales charges) of 34.83%, 34.43% and 33.77% for Trust, Investment A and Investment B Shares, respectively, based on the net asset value.1 This compared to the return of 38.6% for the Morgan Stanley Capital International Europe, Far East and Australasia Index (EAFE).2 The Fund's return, compared to the index, was influenced by three main factors: its regional allocation to Europe, Asia and the Americas, its exposure to various economic sectors and its currency exposure.

The regional allocation of the Fund favored Asian markets, including Japan, Australia, Singapore, Hong Kong, India and Taiwan, along with varying investment in Malaysia over the year. This regional balance helped Fund performance versus the EAFE, as Pacific markets in general did better than European markets and the overall EAFE. Some of the smaller Asian markets, such as India and Taiwan, posted very strong results. Relative regional market performance for Pacific markets in the fourth quarter lagged Europe, mainly due to a slowdown in Japanese market growth after very strong results for most of the year.

The Fund's performance was helped by its overweighting in the industrial and materials sectors over most of the year, as these more cyclical parts of the global equity market benefited from a strong rebound in growth. Economically sensitive consumer stocks, along with technology and energy stocks also did relatively well, areas in which the Fund had full participation. More defensive areas like consumer staple goods, health care, and utilities lagged the overall EAFE. The Fund had a normal exposure to health care, and relatively less to utilities and more to staples, which was a drag to overall performance.

The U.S. dollar lost almost 20% against the euro and nearly 10% against the Japanese yen during 2003, which added to the return of the EAFE. Many of the companies represented in the Fund's portfolio benefited from improved earnings due to currency movements, which boosted their stock prices.

* The composition of the Fund's holdings is subject to change.

(1) Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price (i.e. less any applicable sales charge), for Investment A and Investment B Shares were 26.78% and 28.77%, respectively.

(2) The EAFE is an unmanaged market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. Investments cannot be made in an index.

International investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

International Equity Fund (continued)

Portfolio Profile As of 12/31/03	
Net Assets ($ mil)	$87.7
Net Asset Value (Trust Shares)	$8.93
Number of Issues	75
Cash Reserves (%)	5.1%

Five Largest Equity Holdings♦ (as a percentage of net assets) As of 12/31/03	
Morgan Stanley India Investment Fund	2.8%
Syngenta AG ADR	2.3%
Rio Tinto PLC ADR	2.2%
Royal Dutch Petroleum Co.	2.1%
Essilor International SA	2.1%

Comparison of Change in the Value of a $10,000 Investment in the Huntington International Equity Fund, Trust Shares and Investment Shares

Total Returns As of 12/31/03	One Year Return	Annualized Inception to Date Return (1)
Trust	34.83%	(3.68)%
Investment A, without load	34.43%	(3.94)%
Investment A, with load	26.78%	(5.93)%
Investment B, without CDSC	33.77%	(4.38)%
Investment B, with CDSC	28.77%	(5.40)%

$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
3/1/01
Jun-01
Dec-01
Jun-02
Dec-02
Jun-03
12/31/03
$10,002
$8,990
$8,409
$7,675
Huntington International Equity Fund, Investment A*
Huntington International Equity Fund, Trust
Huntington International Equity Fund, Investment B**
EAFE†

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

The Fund's performance assumes the reinvestment of all dividends and distributions. The EAFE has been adjusted to reflect reinvestment of dividends on securities in the index.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 5.75% ($10,000 investment minus $575 sales load = $9,425).

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 3.0% contingent deferred sales charge (CDSC) on any redemption less than three years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) The Fund commenced operations for all classes on March 1, 2001.

† The EAFE is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

Mid Corp America Fund

As of 12/31/03

Management's Discussion of Fund Performance
Portfolio Manager: Christopher M. Rowane, CFA, MBA
Senior Vice President
Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2003, the Huntington Mid Corp America Fund produced total returns (not including the deduction of applicable sales charges) of 31.34%, 31.07% and 30.42% for the Fund's Trust, Investment A and Investment B Shares respectively, based on net asset value.1 In 2003, the Russell Top 200 Index 2 produced a return of 25.80%, while the Russell Midcap Index (RMCI)3 produced a return of 39.0% and the Russell 2000 Index4 produced a return of 46.4%. The combination of all three of these indices, the Russell 3000 Index,5 produced a 29.9% return. The Standard & Poor's 400 Index (S&P 400)6 produced a return of 35.16%, while the Lipper Mid Cap Core Average (LMCC)7 returned 36.11%. The Fund underperformed its benchmark, the RMCI, mainly because of its lighter exposure to technology, which produced strong returns as the market staged a comeback.

The Fund maintained a disciplined approach of selecting high quality holdings and continued utilizing the sector strategy of Huntington Asset Advisors, Inc., which focuses on the economic impact within the equity markets. The sector weighting strategy throughout the year contributed positively to the Fund's performance while stock selections resulted in the Fund's lower return relative to its benchmark. It appears that the market benefited from the rebound of lower quality, oversold stocks from the prior three-year sell-off, as the Fund continued its focus on high quality holdings and diversification. There was a divergence of stock returns within each sector, especially in technology stocks as exhibited with Novell, a system software company that more than doubled in its stock price, while Pinnacle Systems lost a third of its market cap during 2003. The Fund maintained a higher number of holdings than some of its peers to provide greater diversification in an attempt to reduce risk.

* The composition of the Fund's holdings is subject to change.

(1) Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price (i.e. less any applicable sales charge), for Investment A and Investment B Shares were 23.50% and 25.42%, respectively.

(2) The Russell Top 200 Index is an unmanaged index that measures the performance of the 200 largest companies in the Russell 1000 Index, which represents approximately 74% of the total market capitalization of the Russell 1000 Index. Investments cannot be made in an index.

(3) The RMCI is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. Investments cannot be made in an index.

(4) The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Investments cannot be made in an index.

(5) The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Investments cannot be made in an index.

(6) The S&P 400 is an unmanaged capitalization weighted index of common stocks representing all major industries in the mid range of the U.S. stock market. Investment cannot be made in an index.

(7) Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into category indicated. They do not reflect sales charges.

Mid Corp America Fund (continued)

Portfolio Profile As of 12/31/03	
Net Assets ($ mil)	$143.4
Net Asset Value (Trust Shares)	$11.86
Number of Issues	210
Cash Reserves (%)	5.1%

Five Largest Equity Holdings♦ (as a percentage of net assets) As of 12/31/03	
MidCap SPDR Trust Series I	3.8%
iShares S&P MidCap 400	3.6%
Invitrogen Corp.	1.3%
Mylan Laboratories, Inc.	1.3%
L-3 Communications Corp.	1.2%

Comparison of Change in the Value of a $10,000 Investment in the Huntington Mid Corp America Fund, Trust Shares and Investment Shares

$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
3/1/01
Jun-01
Dec-01
Jun-02
Dec-02
Jun03
12/31/03
$11,954
$11,905
$11,610
$11,341
$11,312
$11,127
Huntington Mid Corp America Fund, Investment A*
Huntington Mid Corp America Fund, Trust
Huntington Mid Corp America Fund, Investment B**
RMCI†
S&P 400†
LMCC†

Total Returns As of 12/31/03	One Year Return	Annualized Inception to Date Return (1)
Trust	31.34%	6.34%
Investment A, without load	31.07%	6.03%
Investment A, with load	23.50%	3.84%
Investment B, without CDSC	30.42%	5.50%
Investment B, with CDSC	25.42%	4.54%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 400, RMCI and LMCC have been adjusted to reflect reinvestment of dividends on securities in the indices and average.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 5.75% ($10,000 investment minus $575 sales load = $9,425).

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 3.0% contingent deferred sales charge (CDSC) on any redemption less than three years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) The Fund commenced operations for all classes on March 1, 2001.

† The S&P 400 and RMCI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The indices are unmanaged. The LMCC represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

New Economy Fund

As of 12/31/03

Management's Discussion of Fund Performance
Portfolio Manager: Bernard A. Shinkel, Ph.D.
Vice President
Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2003, the Huntington New Economy Fund's Trust, Investment A and Investment B Shares earned total returns (not including the deduction of applicable sales charges) of 34.93%, 34.59% and 34.02%, respectively, based on net asset value,1 significantly outperforming the Fund's benchmark, the Russell 3000 Growth Index (RUS3G),2 which had a return of 29.56% for the same period. The Fund also outperformed the broader stock market index, the Standard & Poor's 500 Index (S&P 500),3 which had a return of 28.68% for the year.

The Fund's results were achieved by maintaining a highly diversified portfolio, with 213 holdings at year-end, and focusing primarily on the mid- and small-cap segments of the market.4 The Fund's unique approach to growth investing, and its resulting sector emphasis on the high growth segments of the economy - information technology, healthcare, and consumer discretionary - further enhanced performance. As always, the mandate of the Fund allowed us to invest in the leading creators and implementers of science and technology when and where the stock market appeared to dictate that it would reward such investments.

* The composition of the Fund's holdings is subject to change.

(1) Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price (i.e. less any applicable sales charge), for Investment A and Investment B Shares were 26.88% and 29.02%, respectively.

(2) The RUS3G measures the performance of those Russell Midcap Companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices. The index is unmanaged and investments cannot be made in an index.

(3) The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

(4) Small company stocks may be less liquid and subject to greater volatility than large capitalization stocks.

New Economy Fund (continued)

Portfolio Profile
As of 12/31/03

Net Assets ($ mil)	*$42.2*
Net Asset Value (Trust Shares)	*$11.80*
Number of Issues	*213*
Cash Reserves (%)	*0.8%*

Five Largest Equity Holdings♦
(as a percentage of net assets) As of 12/31/03

Nasdaq 100 Index Fund	*4.8%*
iShares Russell 2000 Index Fund	*4.3%*
Hologic, Inc.	*1.1%*
St. Jude Medical, Inc.	*1.0%*
Caremark Rx, Inc.	*1.0%*

Comparison of Change in the Value of a $10,000 Investment in the Huntington New Economy Fund, Trust Shares and Investment Shares

$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
$11,835
$11,275
$11,081
$9,387
$8,505
3/1/01
Jun-01
Dec-01
Jun-02
Dec-02
Jun-03
12/31/03
Huntington New Economy Fund, Investment A*
Huntington New Economy Fund, Trust
Huntington New Economy Fund, Investment B**
RUS3G†
S&P 500†

Total Returns As of 12/31/03	One Year Return	Annualized Inception to Date Return (1)
Trust	34.93%	6.12%
Investment A, without load	34.59%	5.87%
Investment A, with load	26.88%	3.69%
Investment B, without CDSC	34.02%	5.29%
Investment B, with CDSC	29.02%	4.32%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

The Fund's performance assumes the reinvestment of all dividends and distributions. The RUS3G and S&P 500 have been adjusted to reflect reinvestment of dividends on securities in the indices.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 5.75% ($10,000 investment minus $575 sales load = $9,425).

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 3.0% contingent deferred sales charge (CDSC) on any redemption less than three years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) The Fund commenced operations for all classes on March 1, 2001.

† The RUS3G and S&P 500 are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indices are unmanaged.

Situs Small Cap Fund

As of 12/31/03

Management's Discussion of Fund Performance
Portfolio Manager: B. Randolph Bateman, CFA
Chief Investment Officer
Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2003, the Huntington Situs Small Cap Fund produced total returns (not including the deduction of applicable sales charges) of 35.18%, 34.92% and 34.17% for the Fund's Trust, Investment A and Investment B Shares, respectively, based on net asset value.1 In 2003, the Standard & Poor's SmallCap 600 Index (S&P 600)2 produced a total return of 38.77%. The Fund underperformed its benchmark, the S&P 600, by approximately 3.59% in Trust Shares. This was mainly attributable to a lighter exposure within the Fund to lower quality names. During much of the year, there was a considerable rebound in the lower quality issues in both the small-cap and large-cap areas as measured by both the S&P 600 and Standard & Poor's 500 Index (S&P 500),3 respectively. The Fund utilized various screening techniques in its security selection process including quality measures that proved to be a confining factor in the market environment of 2003.

The Fund remained true to its objective of emphasizing stocks whose underlying corporations are favorably situated, from a geographical point, to profit from that location.

Stock holdings such as Garmin, West Marine, Urban Outfitters, Jacobs Engineering and a number of the banks benefited from sales in growing geographical regions. Other securities held by the Fund, such as Mandalay Bay and Kerzner International, performed well based upon the physical location of their resorts. While location themes such as state taxes, growth of market footprint, demographics and political structure of markets were important in selecting portfolio holdings, all stocks were screened for quality, valuation, capitalization and financial strength.

* The composition of the Fund's holdings is subject to change.

(1) Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.Total returns for the reporting period, based on offering price (i.e. less any applicable sales charge), for Investment A and Investment B Shares were 27.19% and 29.17%, respectively.

(2) The S&P 600 is an unmanaged capitalization-weighted index representing all major industries in the small-cap range of the U.S. stock market. Investments cannot be made in an index.

(3) The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

Situs Small Cap Fund (continued)

Portfolio Profile
As of 12/31/03

Net Assets ($ mil)	*$31.1*
Net Asset Value (Trust Shares)	*$13.81*
Number of Issues	*124*
Cash Reserves (%)	*0.8%*

Five Largest Equity Holdings♦
(as a percentage of net assets) As of 12/31/03

Urban Outfitters	*2.2%*
Invision Technologies, Inc.	*2.1%*
Hutchinson Technology, Inc.	*1.8%*
Werner Enterprises, Inc.	*1.8%*
Arch Capital Group	*1.8%*

Comparison of Change in the Value of a $10,000 Investment in the Huntington Situs Small Cap Fund, Trust Shares and Investment Shares

$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
9/30/02
Dec-02
Jun-03
12/31/03
$14,561
$13,955
$13,815
$13,283
$12,980
Huntington Situs Small Cap Fund, Investment A*
Huntington Situs Small Cap Fund, Trust
Huntington Situs Small Cap Fund, Investment B**
S&P 600†
S&P 500†

Total Returns As of 12/31/03	One Year Return	Annualized Inception to Date Return (1)
Trust	35.18%	29.45%
Investment A, without load	34.92%	29.13%
Investment A, with load	27.19%	23.16%
Investment B, without CDSC	34.17%	28.46%
Investment B, with CDSC	29.17%	25.45%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 600 and S&P 500 have been adjusted to reflect reinvestment of dividends on securities in the indices.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 5.75% ($10,000 investment minus $575 sales load = $9,425).

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 4.00% contingent deferred sales charge (CDSC) on any redemption less than two years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) The Fund commenced operations for all classes on September 30, 2002.

† The S&P 600 and S&P 500 are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indices are unmanaged.

Mortgage Securities Fund

As of 12/31/03

Management's Discussion of Fund Performance
Portfolio Manager: William G. Doughty, MBA
Vice President
Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2003, the Huntington Mortgage Securities Fund produced returns (not including the deduction of applicable sales charges) of 7.02%, 6.71%, and 6.18% for the Fund's Trust, Investment A and Investment B Shares, respectively based on net asset value.1 This compared to the total return of the Lehman Brothers Mortgage Backed Securities Index (LBMBSI) of 3.07%2 and the Lipper U.S. Mortgage Funds Average of 2.48%3 for the same period.

During 2003, the Fund's investment in Real Estate Investment Trusts (REITs) contributed to it outperforming its benchmark index. As measured by the Morgan Stanley REIT Index,4 REITs produced a total return of 36.74% for 2003 and the Fund had a portfolio weighting in REITs of 17.8% at year end. Performance was also helped by the selection of both mortgage-backed securities and collateralized mortgage obligations (CMOs) during the year. The Fund purchased 15-year mortgages and better structured CMOs to help minimize the pre-payment risk that took place during 2003 due to the refinancings of mortgages as rates came down during the year.

* The composition of the Fund's holdings is subject to change.

(1) Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price (i.e. less any applicable sales charge), for Investment A and Investment B Shares were 1.62% and 1.18%, respectively. Prior to May 13, 2003 (date of initial public investment for Investment B Shares), performance for Investment B Shares is based on the performance of Investment A Shares, adjusted for the Investment B Shares 12b-1 fees and CDSC.

(2) The LBMBSI is an unmanaged index composed of all fixed securities mortgage pools by GNMA, FNMA and the FHLMC, including GNMA Graduated Payment Mortgages. Investments cannot be made in an index.

(3) Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. They do not reflect sales charges.

(4) Investments in REITs involve special risks associated with an investment in real estate, such as limited liquidity. The Morgan Stanley REIT Index is an unmanaged index of real estate investment trusts. Investment cannot be made in an index.

Mortgage Securities Fund (continued)

Portfolio Profile
As of 12/31/03

Net Assets ($ mil)	*$45.4*
Net Asset Value (Trust Shares)	*$8.82*
Average Maturity (years)	*7.25*
Number of Issues	*79*
Cash Reserves (%)	*1.1%*

Comparison of Change in the Value of a $10,000 Investment in the Huntington Mortgage Securities Fund, Trust Shares and Investment Shares

Total Returns As of 12/31/03	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date Return (1)
Trust	7.02%	7.59%	6.69%	5.36%	6.52%
Investment A, without load	6.71%	7.28%	6.42%	5.13%	6.28%
Investment A, with load	1.62%	5.54%	5.39%	4.61%	5.83%
Investment B, without CDSC (2)	6.18%	6.75%	5.89%	4.60%	5.75%
Investment B, with CDSC (2)	1.18%	5.86%	5.57%	4.60%	5.75%

$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$19,469
$16,854
$15,698
$15,681
12/31/93
Dec-94
Dec-95
Dec-96
Dec-97
Dec-98
Dec-99
Dec-00
Dec-01
Dec-02
12/31/03
Huntington Mortgage Securities Fund, Investment A*
Huntington Mortgage Securities Fund, Trust
Huntington Mortgage Securities Fund, Investment B**
LBMBSI†

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

The Fund's performance assumes the reinvestment of all dividends and distributions.The LBMBSI has been adjusted to reflect reinvestment of dividends on securities in the index.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = 9,525).

** Represents a hypothetical investment of 10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge (CDSC) on any redemption over seven years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) Trust and Investment A Shares commenced operations on June 2, 1992 and Investment B Shares commenced operations on May 13, 2003.

(2) Prior to May 13, 2003, performance is based on the performance of Investment A Shares, adjusted for Investment B Shares 12b-1 fees and CDSC.

† The LBMBSI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

Ohio Tax-Free Fund

As of 12/31/03

Management's Discussion of Fund Performance
Portfolio Manager: Kathy Stylarek
Vice President
Huntington Asset Advisors, Inc.

For the year ended December 31, 2003, the Huntington Ohio Tax-Free Fund's Trust, Investment A and Investment B Shares produced total returns (not including the deduction of applicable sales charges) of 3.42%, 3.11% and 2.56%, respectively, based on net asset value.1 These returns were comparable to the 3.43% return for the same period for the Lipper Ohio Intermediate Municipal Debt Funds Average,2 the Fund's peer group. The Fund's benchmark, the Lehman Brothers 7-Year Municipal Bond Index (LB7MB)3 had a total return of 5.45% for the reporting period. The Fund was positioned more defensively than the benchmark with a shorter duration, resulting in relative underperformance.

Municipal bonds continued to show value by maintaining 75-85% of the value of Treasuries offered in municipal yields in 2003. Historical average levels of value, as a percentage of Treasuries, were 74%.

The number and size of new issues were smaller in 2003 and this offered good price support. By having the supply restrained and the demand for more conservative securities, like municipals, stable, the prices of municipal bonds were more stable than other types of fixed income investments during the reporting period.

No particular industry stood out as an overwhelming performer. However, there was a bias towards more quality issues, which the Fund continued to seek.

The Fund was positioned with a shorter duration of 3.5-3.9 years in an effort to reduce interest rate risk.4

* The composition of the Fund's holdings is subject to change.

(1) Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the reporting period, based on offering price (i.e. less any applicable sales charge), for Investment A and Investment B Shares were (1.78)% and (2.44)%, respectively. Prior to May 2, 2003 (date of initial public investment for Investment B Shares), performance for Investment B Shares is based on the performance of Investment A Shares, adjusted for Investment B Shares 12b-1 fees and CDSC.

(2) Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. They do not reflect sales charges.

(3) The LB7MB is an unmanaged index comprised of intermediate term, investment grade, tax-exempt bonds with maturities between 6 and 8 years. Investment cannot be made in an index.

(4) Duration is a measure of security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Income generated by this Fund may be subject to the federal alternative minimum tax.

Ohio Tax-Free Fund (continued)

Portfolio Profile
As of 12/31/03

Net Assets ($ mil). $63.0
Net Asset Value (Trust Shares). $21.90
Average Maturity (years). 4.18
Number of Issues. 159
Cash Reserves (%). 0.0%

Comparison of Change in the Value of a $10,000 Investment in the Huntington Ohio Tax-Free Fund, Trust Shares and Investment Shares

$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
12/31/93
Dec-94
Dec-95
Dec-96
Dec-97
Dec-98
Dec-99
Dec-00
Dec-01
Dec-02
12/31/03
$17,665
$15,532
$14,425
$14,404
Huntington Ohio Tax-Free Fund, Investment A*
Huntington Ohio Tax-Free Fund, Trust
Huntington Ohio Tax-Free Fund, Investment B**
LB7MB†

Total Returns As of 12/31/03	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date Return (1)
Trust	3.42%	5.05%	4.40%	4.50%	5.41%
Investment A, without load	3.11%	4.78%	4.13%	4.24%	4.87%
Investment A, with load	(1.78)%	3.09%	3.12%	3.73%	4.46%
Investment B, without CDSC (2)	2.56%	4.24%	3.61%	3.72%	4.34%
Investment B, with CDSC (2)	(2.44)%	3.31%	3.26%	3.72%	4.34%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

The Fund's performance assumes the reinvestment of all dividends and distributions. The LB7MB has been adjusted to reflect reinvestment of dividends on securities in the index.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the sales load of 2.00% effective December 31, 1993 ($10,000 investment minus $200 sales load = $9,800). Effective May 1, 2000, the maximum sales load became 4.75%.

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge (CDSC) on any redemption over seven years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) Trust Shares commenced operations on October 18, 1988, Investment A Shares commenced operations on May 1, 1991 and Investment B Shares commenced operations on May 2, 2003.

(2) Prior to May 2, 2003, performance is based on the performance of Investment A Shares, adjusted for Investment B Shares 12b-1 fees and CDSC.

† The LB7MB is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

Michigan Tax-Free Fund

As of 12/31/03

Management's Discussion of Fund Performance
Portfolio Manager: Kathy Stylarek
Vice President
Huntington Asset Advisors, Inc.

For the year ended December 31, 2003, the Huntington Michigan Tax-Free Fund's Trust, Investment A Shares and Investment B Shares produced total returns (not including the deduction of applicable sales charges) of 3.57%, 3.21% and 2.59%, respectively, based on net asset value.1 The return of the Fund's peer group, the Lipper Michigan Intermediate Municipal Debt Funds Average,2 was 3.7% for the same period. The Fund's benchmark, the Lehman Brothers 7-Year Municipal Bond Index (LB7MB)3 had a total return of 5.45% for the reporting period. The Fund was positioned more defensively than the benchmark with a shorter duration, resulting in relative underperformance.

Municipal bonds continued to show value by maintaining 75-85% of the value of Treasuries offered in municipal yields in 2003. Historical average levels of value, as a percentage of Treasuries, were 74%.

The number and size of new issues were smaller in 2003 and this offered good price support. By having the supply restrained and the demand for more conservative securities, like municipals, stable, the prices of municipal bonds were more stable than other types of fixed income investments during the reporting period.

No particular industry stood out as an overwhelming performer. However, there was a bias towards more quality issues, which the Fund continued to seek.

The Fund was positioned with a shorter duration of 3.5-3.9 years in an effort to reduce interest rate risk.4

* The composition of the Fund's holdings is subject to change.

(1) Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the reporting period, based on offering price (i.e. less any applicable sales charge), for Investment A and Investment B Shares were (1.73)% and (2.41)%, respectively. Prior to May 19, 2003 (date of initial public investment of Investment B Shares), performance for Investment B Shares is based on the performance of Investment A Shares, adjusted for Investment B Shares 12b-1 fees and CDSC.

(2) Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. They do not reflect sales charges.

(3) The LB7MB is an unmanaged index comprised of intermediate-term, investment grade, tax-exempt bonds with maturities between 6 and 8 years. Investment cannot be made in an index.

(4) Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Income generated by this Fund may be subject to the federal alternative minimum tax.

Michigan Tax-Free Fund (continued)

Portfolio Profile
As of 12/31/03

Net Assets ($ mil)	*$30.7*
Net Asset Value (Trust Shares)	*$10.96*
Average Maturity (years)	*4.14*
Number of Issues	*103*
Cash Reserves (%)	*0.1%*

Comparison of Change in the Value of a $10,000 Investment in the Huntington Michigan Tax-Free Fund, Trust Shares and Investment Shares

$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$17,665
$16,078
$15,017
$14,990
12/31/93
Dec-94
Dec-95
Dec-96
Dec-97
Dec-98
Dec-99
Dec-00
Dec-01
Dec-02
12/31/03
Huntington Michigan Tax-Free Fund, Investment A*
Huntington Michigan Tax-Free Fund, Investment B**
Huntington Michigan Tax-Free Fund, Trust
LB7MB†

Total Returns As of 12/31/03	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date Return (1)
Trust	3.57%	5.18%	4.47%	4.86%	5.47%
Investment A, without load	3.21%	4.92%	4.21%	4.66%	5.29%
Investment A, with load	(1.73)%	3.24%	3.20%	4.15%	4.87%
Investment B, without CDSC (2)	2.59%	4.36%	3.67%	4.13%	4.76%
Investment B, with CDSC (2)	(2.41)%	3.44%	3.33%	4.13%	4.76%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

The Fund's performance assumes the reinvestment of all dividends and distributions. The LB7MB has been adjusted to reflect reinvestment of dividends on securities in the index.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge (CDSC) on any redemption over seven years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) Trust Shares and Investment A Shares commenced operations on December 2, 1991. Investment B Shares commenced operations on May 19, 2003.

(2) Prior to May 19, 2003, performance is based on the performance of Investment A Shares, adjusted for Inestment B Shares 12b-1 fees and CDSC.

† The LB7MB is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

Fixed Income Securities Fund

As of 12/31/03

Management's Discussion of Fund Performance
Portfolio Manager: Kirk Mentzer, MBA
Senior Vice President and Director of Research
Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2003, the Huntington Fixed Income Securities Fund's Trust, Investment A and Investment B Shares produced total returns (not including the deduction of applicable sales charges) of 4.65%, 4.43% and 3.92%, respectively, based on net asset value.1 These returns were in line with the Fund's benchmark, the Lehman Brothers Government/Credit Bond Index (LBGCBI),2 which had a return of 4.67% for the same period. They were also comparable to the 4.55% return of the Lipper Intermediate Investment Grade Debt Funds Average,3 the Fund's peer group.

The Fund was competitive with its benchmark index and performed well against its peer group due to sector selection and its overweight position in corporate bonds.

Following an abysmal year in 2002, corporate bonds had one of their best years ever with returns of approximately 5% greater than the return for comparable Treasury securities. The best performing sectors were the utility and industrial sectors posting gains of approximately 7% and 6%, respectively. Also, lower quality and higher leveraged companies performed best. The Fund benefited from these trends due to an overweight of corporate bonds. Our proprietary credit model remained a key input in the selection of appropriate corporate bonds within the portfolio. Additionally, the Fund invested in Treasury inflation protected securities (TIPS), which provided incremental returns during the second half of 2003.

* The composition of the Fund's holdings is subject to change.

(1) Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price (i.e. less any applicable sales charge), for Investment A and Investment B Shares were (0.53)% and (1.08)%, respectively.

(2) The LBGCBI is an unmanaged index comprised of all bonds that are investment grade rated Baa or higher by Moody's or BBB or higher by Standard & Poor's, if unrated by Moody's. Issues must have at least one year to maturity. Investment cannot be made in an index.

(3) Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. They do not reflect sales charges.

Fixed Income Securities Fund (continued)

Portfolio Profile
As of 12/31/03

Net Assets ($ mil)	*$172.0*
Net Asset Value (Trust Shares)	*$21.42*
Average Maturity (years)	*7.73*
Number of Issues	*109*
Cash Reserves (%)	*0.2%*

Comparison of Change in the Value of a $10,000 Investment in the Huntington Fixed Income Securities Fund, Trust Shares and Investment Shares

Total Returns As of 12/31/03	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date Return (1)
Trust	4.65%	6.77%	5.10%	5.80%	6.97%
Investment A, without load	4.43%	6.51%	4.84%	5.53%	6.59%
Investment A, with load	(0.53)%	4.80%	3.82%	5.02%	6.18%
Investment B, without CDSC (2)	3.92%	5.94%	4.19%	4.76%	5.79%
Investment B, with CDSC (2)	(1.08)%	5.05%	3.85%	4.76%	5.79%

$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$19,628
$17,566
$16,316
$15,918
12/31/93
Dec-94
Dec-95
Dec-96
Dec-97
Dec-98
Dec-99
Dec-00
Dec-01
Dec-02
12/31/03
Huntington Fixed Income Securities Fund, Investment A*
Huntington Fixed Income Securities Fund, Investment B**
Huntington Fixed Income Securities Fund, Trust
LBGCBI†

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

The Fund's performance assumes the reinvestment of all dividends and distributions.The LBGCBI has been adjusted to reflect reinvestment of dividends on securities in the index.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the sales load of 2.00% effective December 31, 1993 ($10,000 investment minus $200 sales load=$9,800). Effective May 1, 2000, the maximum sales load became 4.75%.

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge (CDSC) on any redemptions over seven years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) Trust Shares commenced operations on July 3, 1989, Investment A Shares commenced operations on May 1, 1991 and Investment B Shares commenced operations on May 1, 2000.

(2) Prior to May 1, 2000, performance is based on the performance of Investment A Shares, adjusted for the Investment B Shares 12b-1 fees and CDSC.

† The LBGCBI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

Intermediate Government Income Fund

As of 12/31/03

Management's Discussion of Fund Performance
Portfolio Manager: William G. Doughty, MBA
Vice President
Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2003, the Huntington Intermediate Government Income Fund produced total returns (not including the deduction of applicable sales charges) of 1.34%, 1.09%, and 0.62% for Trust, Investment A and Investment B Shares, respectively, based on net asset value.1 This compared with the Lehman Brothers Intermediate Government/Credit Index (LBIGC) return of 4.31%,2 the Merrill Lynch U.S. Treasuries/Agencies 1-10 Years Index (MLTA 1-10) return of 2.29%3 and the Lipper Short-Intermediate Government Funds Average of 1.51%4 for the same period.

During 2003, corporate bonds had one of their best years ever with returns of approximately 5% greater than the return for Treasury securities. Mortgage-backed securities, followed by agencies and Treasuries had the next best returns, but fell well behind corporate bonds. The Fund underperformed its benchmark index due to the high credit quality of its portfolio, as 2003 turned out to be a year when lower quality assets outperformed higher quality assets. The Fund owned a composite of Treasuries, agencies and mortgage-backed securities, while the LBIGC held a larger weighting of corporate bonds. The Fund benefited from overweight positions in both agencies and mortgage-backed securities during the reporting period.

* The composition of the Fund's holdings is subject to change.

(1) Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price (i.e. less any applicable sales charge), for Investment A and Investment B Shares were (3.68)% and (4.26)%, respectively. Prior to May 12, 2003 (date of initial public investment of Investment B Shares), performance of Investment B Shares is based on the performance of Investment A Shares, adjusted for Investment B Shares 12b-1 fees and CDSC.

(2) The LBIGC is an unmanaged market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and ten years. Investments cannot be made in an index.

(3) The MLTA 1-10 is an unmanaged index which tracks the current 10-year Treasury securities. This index is produced by Merrill Lynch, Pierce, Fenner & Smith, Inc. Investments cannot be made in an index.

(4) Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. They do not reflect sales charges.

Intermediate Government Income Fund (continued)

Portfolio Profile
As of 12/31/03

Net Assets ($ mil)	*$89.6*
Net Asset Value (Trust Shares)	*$10.65*
Average Maturity (years)	*5.74*
Number of Issues	*51*
Cash Reserves (%)	*1.2%*

Comparison of Change in the Value of a $10,000 Investment in the Huntington Intermediate Government Income Fund, Trust Shares and Investment Shares

$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
12/31/93
Dec-94
Dec-95
Dec-96
Dec-97
Dec-98
Dec-99
Dec-00
Dec-01
Dec-02
12/31/03
$18,981
$18,449
$17,374
$16,229
$16,215
Huntington Intermediate Government Income Fund, Investment A*
Huntington Intermediate Government Income Fund, Trust
Huntington Intermediate Government Income Fund, Investment B**
LBIGC†
MLTA 1-10†

Total Returns As of 12/31/03	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date Return (1)
Trust	1.34%	5.96%	5.49%	5.68%	6.12%
Investment A, without laod	1.09%	5.69%	5.22%	5.47%	5.93%
Investment A, with load	(3.68)%	3.99%	4.20%	4.96%	5.51%
Investment B, without CDSC (2)	0.62%	5.18%	4.71%	4.95%	5.41%
Investment B, with CDSC (2)	(4.26)%	4.27%	4.37%	4.95%	5.41%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

The Fund's performance assumes the reinvestment of all dividends and distributions. The LBIGC and MLTA 1-10 have been adjusted to reflect reinvestment of dividends on securities in the indices.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge (CDSC) on any redemption over seven years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) Trust Shares and Investment A Shares commenced operations on December 2, 1991. Investment B Shares commenced operations on May 12, 2003.

(2) Prior to May 12, 2003, performance is based on the performance of Investment A Shares adjusted for the Investment B Shares 12b-1 fees and CDSC.

† The LBIGC and MLTA 1-10 are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indices are unmanaged.

Short/Intermediate Fixed Income Securities Fund

As of 12/31/03

Management's Discussion of Fund Performance
Portfolio Manager: William G. Doughty, MBA
Vice President
Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2003, the Huntington Short/Intermediate Fixed Income Securities Fund produced total returns (not including the deduction of applicable sales charges) of 3.18% and 2.95%, for the Fund's Trust and Investment A Shares, respectively, based on net asset value.1 This compared with the Merrill Lynch 1-5 Year Corporate/Government Credit Index (ML 1-5YGC) return of 3.30%2 and the Lipper Short-Intermediate Investment Grade Debt Fund Average of 3.28%3 for the same period.

Overall performance of the Fund for 2003 was competitive verses its benchmark index due to the large overweight in corporate bonds. At fiscal year end, the Fund held 74.5% of its portfolio in corporate debt and 24.3% in federal agencies. During 2003, corporate bonds had one of their best years ever with returns of more than 5% greater than the return for comparable Treasury securities. The main theme during the last half of 2003 for the Fund was to upgrade the portfolio by selling lower rated securities and buying better quality assets, as the spread tightened on companies with higher leveraged balance sheets. The securities that contributed positively to the Fund's performance included Ford Motor, General Motors, and Countrywide. Those that contributed negatively were Costco, Safeway and Burlington Resources.

* The composition of the Fund's holdings is subject to change.

(1) Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the reporting period, based on offering price (i.e. less any applicable sales charge), for Investment A Shares was 1.42%. Prior to May 9, 2003 (date of initial public investment for Investment A Shares), performance for Investment A Shares is based on the performance of Trust Shares adjusted for the sales charges, fees and expenses imposed on Investment A Shares.

(2) The ML 1-5YGC is an unmanaged index trading short-term U.S. government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 4.99 years. Investments cannot be made in an index.

(3) Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. They do not reflect sales charges.

Short/Intermediate Fixed Income Securities Fund (continued)

Portfolio Profile
As of 12/31/03

Net Assets ($ mil)	*$164.0*
Net Asset Value (Trust Shares)	*$19.88*
Average Maturity (years)	*2.35*
Number of Issues	*.82*
Cash Reserves (%)	*.0.2%*

Comparison of Change in the Value of a $10,000 Investment in the Huntington Short/Intermediate Fixed Income Securities Fund, Trust Shares and Investment Shares

$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$18,330
$16,735
$16,084
12/31/93
Dec-94
Dec-95
Dec-96
Dec-97
Dec-98
Dec-99
Dec-00
Jun-01
Dec-01
Jun-02
Dec-02
Jun-03
12/31/03
Huntington Short/Intermediate Fixed Income Securities Fund, Investment A*
Huntington Short/Intermediate Fixed Income Securities Fund, Trust
ML1-5YGC†

Total Returns As of 12/31/03	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date Return (1)
Trust	3.18%	5.02%	4.76%	5.28%	6.35%
Investment A, without load (2)	2.95%	4.76%	4.50%	5.02%	6.09%
Investment A, with load (2)	1.42%	4.23%	4.18%	4.87%	5.98%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

The Fund's performance assumes the reinvestment of all dividends and distributions.The ML 1-5YGC has been adjusted to reflect reinvestment of dividends on securities in the index.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

(1) Trust Shares commenced operations on July 3, 1989 and Investment A Shares commenced operations on May 9, 2003.

(2) Prior to May 9, 2003, performance is based upon the performance of Trust Shares adjusted for the Investment A Shares 12b-1 fees and sales charge.

† The ML 1-5YGC is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

Portfolio of Investments

Huntington Money Market Fund

December 31, 2003

Principal Amount		Value
U.S. Government Agencies -- 94.2%
Federal Farm Credit Bank -- 12.5%
$17,000,000	1.030%, 1/2/04	$16,999,514
10,000,000	1.030%, 1/12/04	9,996,853
20,000,000	1.030%, 1/20/04	19,989,128
10,000,000	1.000%, 7/2/04	10,000,000
22,775,000	1.06%-1.08%, 2/26/04	22,737,048

		79,722,543

Federal Home Loan Bank -- 27.0%
10,000,000	1.030%, 1/2/04	9,999,714
8,561,000	1.050%, 1/7/04	8,559,502
10,000,000	1.020%, 1/9/04	9,997,733
32,000,000	1.040%, 1/21/04	31,981,512
18,000,000	1.040%, 1/23/04	17,988,560
20,000,000	1.050%, 1/28/04	19,984,250
15,000,000	1.060%, 2/4/04	14,985,054
3,000,000	5.415%, 2/24/04	3,019,026
8,000,000	3.375%, 6/15/04	8,080,942
5,000,000	6.565%, 6/18/04	5,124,737
10,000,000	1.020%, 7/16/04	10,000,000
10,000,000	1.150%, 7/27/04	10,000,000
12,000,000	4.625%, 8/13/04	12,258,123
10,000,000	1.250%, 10/15/04	10,004,170

		171,983,323

Federal Home Loan Mortgage Corporation -- 23.7%
20,000,000	1.030%, 1/6/04	19,997,138
15,000,000	1.050%, 1/9/04	14,996,500
10,000,000	3.250%, 1/15/04	10,008,362
15,000,000	1.040%, 1/22/04	14,990,900
15,000,000	1.030%, 2/5/04	14,984,979
20,000,000	1.060%, 2/12/04	19,975,266
15,000,000	1.040%, 2/19/04	14,978,767
15,000,000	1.020%, 2/24/04	14,977,050
15,000,000	1.040%, 4/1/04	14,960,567
10,465,000	6.250%, 7/15/04	10,749,220

		150,618,749

U.S. Government Agencies -- (Continued)
Federal National Mortgage Association -- 21.6%
$20,000,000	1.050%, 1/7/04	$19,996,500
15,000,000	1.060%, 2/4/04	14,985,054
30,000,000	1.040%, 2/11/04	29,964,467
20,000,000	1.040%, 2/18/04	19,972,133
10,000,000	1.050%, 3/10/04	9,979,971
4,500,000	4.750%, 3/15/04	4,532,534
15,000,000	1.040%, 3/17/04	14,967,067
15,000,000	1.040%, 3/24/04	14,964,033
8,000,000	3.500%, 9/15/04	8,120,227

		137,481,986

Student Loan Marketing Association -- 9.4%
15,000,000	0.981%, 2/19/04**	15,000,000
15,000,000	0.961%, 3/18/04**	15,000,000
15,000,000	0.944%, 4/15/04**	15,000,000
15,000,000	0.951%, 5/20/04**	15,000,000
		60,000,000

Total U.S. Government Agencies		599,806,601

Money Market -- 0.9%
6,000,000	Meeder Institutional Money Market Fund	6,000,000

Total Money Market		6,000,000

Repurchase Agreements -- 4.8%
30,562,100	Morgan Stanley Dean Witter & Co., 0.760%, dated 12/31/03, due 1/2/04 (Fully collateralized by Fannie Mae securities)	30,562,100

Total Repurchase Agreements		30,562,100

Total Investments (Cost $636,368,701) (a) -- 99.9%		636,368,701

Other Assets in Excess of Liabilities -- 0.1%		483,840

Net Assets -- 100.0%		$636,852,541

See Notes to Portfolio of Investments, page 64.

Huntington Ohio Municipal Money Market Fund

December 31, 2003

Principal Amount		Value
Municipal Bonds -- 96.1%
Ohio -- 94.2%
$764,000	Ashland, OH, G.O., 1.500%, 5/27/04	$764,755

570,000	Avon, OH, G.O., BAN, 1.350%, 4/15/04	570,403

770,000	Bedford Heights, OH, G.O., BAN, 1.350%, 4/15/04	770,545

1,000,000	Blue Ash, OH, G.O., BAN, (Reed Hartman Highway), 1.350%, 2/5/04	1,000,161

500,000	Butler County, OH, G.O., BAN, 2.000%, 9/23/04	503,412

Principal Amount		Value
Municipal Bonds -- (Continued)
Ohio -- (Continued)
$1,145,000	Butler County, OH, G.O., BAN, 1.120%, 10/14/04	$1,145,000

900,000	Butler County, OH, Hospital Facilities Revenue, (Middletown Regional Hospital), (LOC-Bank One N.A.), 1.220%, 11/1/10**	900,000

3,000,000	Cincinnati & Hamilton County, OH, Port Authority,Revenue, (Kenwood Office Assoc. Project), (LOC-Fifth Third Bank), 1.250%, 9/1/25**	3,000,000

Principal Amount		Value
Municipal Bonds -- (Continued)
Ohio -- (Continued)
$120,000	Cincinnati, OH, G.O., 5.375%, 12/1/04	$124,600

500,000	Clark County, OH, G.O., BAN, 1.440%, 11/19/04	501,043

2,617,000	Cleveland Heights, OH, G.O., BAN, 1.200%, 8/19/04	2,619,441

5,000,000	Cleveland, OH, Airport System Revenue, (FSA Ins), 1.250%, 1/1/31**	5,000,000

3,000,000	Cleveland, OH, Income Tax Revenue, (AMBAC Ins), 1.070%, 5/15/24**	3,000,000

1,450,000	Cleveland, OH, Waterworks Revenue, (FGIC Ins), 1.200%, 1/1/33**	1,450,000

435,000	Clinton County, OH, G.O., BAN, (Fairground), 1.830%, 6/24/04	436,506

4,200,000	Columbus, OH, G.O., (Westdeutsche Landesbank Ins), 1.150%, 6/1/16**	4,200,000

190,000	Columbus, OH, G.O., (Westdeutsche Landesbank Ins), 1.150%, 12/1/17**	190,000

7,500,000	Columbus, OH, Sewer, Refunding Revenue, 1.250%, 6/1/11**	7,500,000

2,000,000	Cuyahoga County, OH, Cleveland Port Authority Revenue, (LOC-Fifth Third Bank), 1.270%, 1/1/33**	2,000,000

1,295,000	Cuyahoga County, OH, Hospital Revenue, (University Hospitals), 6.000%, 1/15/04	1,297,501

135,000	Cuyahoga County, OH, Public Improvements, G.O., 5.000%, 12/1/04	139,652

715,000	Dayton, OH, City School District, Series D, G.O., (FGIC Ins), 2.000%, 12/1/04	720,770

220,000	Dover, OH, Waterworks Systems Refunding Revenue, (FSA Ins), 2.000%, 12/1/04	221,634

3,000,000	Dublin, OH, City School District, G.O., BAN, 1.360%, 10/14/04	3,007,195

2,000,000	Eastlake, OH, G.O., BAN, 2.000%, 6/10/04	2,007,825

2,000,000	Eastlake, OH, G.O., BAN, 2.500%, 12/2/04	2,013,532

2,450,000	Erie County, OH, G.O., BAN, 2.000%, 10/21/04	2,467,515

3,805,000	Franklin County, OH, Hospital Revenue, (Doctors Ohio Health), Series B, (LOC-National City Bank), 1.200%, 12/1/28**	3,805,000

4,200,000	Franklin County, OH, Industrial Development Revenue,(LOC-Bank One), 1.050%, 11/1/14**	4,200,000

Principal Amount		Value
Municipal Bonds -- (Continued)
Ohio -- (Continued)
$1,815,000	Franklin County, OH, Revenue, (Online Computer Library Center), 2.000%, 4/15/04	$1,819,492

685,000	Greene County, OH, G.O., BAN, 1.460%, 2/26/04	685,290

1,400,000	Greenfield, OH, G.O., BAN, 1.600%, 8/30/04	1,403,199

160,000	Hamilton County, OH, G.O., BAN, Series B, 1.510%, 6/3/04	160,173

4,000,000	Hamilton County, OH, Economic Development Revenue, (Xavier High School Project) (LOC-Fifth Third Bank), 1.250%, 4/1/28**	4,000,000

5,800,000	Hamilton County, OH, Electric Revenue, Series A, (FSA Ins), 1.200%, 10/1/23**	5,800,000

3,000,000	Hamilton County, OH, Electric Revenue, Series B, (FSA Ins), 1.200%, 10/15/25**	3,000,000

1,000,000	Hamilton County, OH, G.O., BAN, Series B, 1.480%, 1/29/04	1,000,385

3,000,000	Hamilton County, OH, Health Care Facilities Revenue, (Episcopal Retirement Homes Inc.) (LOC-Fifth Third Bank), 1.220%, 1/1/22**	3,000,000

2,000,000	Hamilton County, OH, Hospital Facilities Revenue, (Health Alliance), Series B, (MBIA Ins), 1.120%, 1/1/18**	2,000,000

2,000,000	Hamilton County, OH, Hospital Revenue, (Health Alliance), Series F, 1.120%, 1/1/18**	2,000,000

5,200,000	Hamilton County, OH, Industrial Development Revenue, 1.160%, 10/15/12**	5,200,000

3,900,000	Hamilton County, OH, Parking Facility Improvements Revenue, (LOC-U.S. Bank), 1.220%, 12/1/26**	3,900,000

5,000,000	Huron County, OH, Hospital Facilities Revenue, (Fisher-Titus Medical Center), Series A, (LOC-National City Bank), 1.220%, 12/1/27**	5,000,000

660,000	Indian Lake, OH, School District, G.O., BAN, 2.160%, 2/18/04	660,694

105,000	Johnstown, OH, G.O., (FSA Ins), 2.000%, 12/1/04	105,828

6,000,000	Kent State University, OH, Ohio Universities Revenue, (General Reciepts), (MBIA Ins), 1.250%, 5/1/31**	6,000,000

Principal Amount		Value
Municipal Bonds -- (Continued)
Ohio -- (Continued)
$705,000	Lake County, OH, G.O., BAN, (Sewer Improvements), 2.000%, 5/20/04	$707,183

380,000	Lakewood, OH, G.O., BAN, 1.400%, 6/3/04	380,316

4,850,000	Lima, OH, G.O., BAN, 1.650%, 6/17/04	4,857,702

1,000,000	Lima, OH, G.O., BAN, 1.290%, 8/5/04	1,001,112

2,000,000	Lorain County, OH, G.O., (Highway Improvements), 1.540%, 4/8/04	2,002,062

1,500,000	Lucas County, OH, Health Care Facilities Refunding Revenue, (Sunset Retirement Communities), Series B, (LOC-Fifth Third Bank), 1.300%, 8/15/30**	1,500,000

250,000	Mahoning County, OH, Water Systems Refunding Revenue, 7.000%, 5/15/06	260,199

2,450,000	Mahoning County, OH, Housing Revenue, (Youngstown State University), (LOC-Bank One), 1.250%, 2/1/33**	2,450,000

1,000,000	Mason, OH, City School District, G.O., (FGIC Ins), 2.000%, 12/1/04	1,008,440

825,000	Mason, OH, School District, G.O., BAN, 2.000%, 2/12/04	825,798

2,200,000	Montgomery County, OH, Limited Obligation Revenue, (Society St. Vincent Depaul), 1.320%, 12/1/10**	2,200,000

550,000	Newark, OH, G.O., BAN, (Deo Drive Extension & Rehabilitation), 1.550%, 1/16/04	550,056

900,000	North Ridgeville, OH, G.O., BAN, 1.620%, 1/27/04	900,151

1,076,000	Oakwood, OH, G.O., 1.600%, 12/9/04	1,077,987

1,650,000	Ohio State Air Quality Development Authority Revenue, (Ohio Edison Project), Series A, 1.120%, 2/1/14**	1,650,000

300,000	Ohio State Building Authority State Correctional Facilities Refunding Revenue, Series A, 4.650%, 10/1/04	307,681

400,000	Ohio State Higher Education Facilities Commission Revenue, Kenyon College, (LOC-Bank One), 1.200%, 8/1/33**	400,000

1,790,000	Ohio State Higher Education Facilities Common Revenue, (Various Higher Educational -Pooled Financing PG), (LOC-Fifth Third Bank), 1.400%, 9/1/24**	1,790,000

Principal Amount		Value
Municipal Bonds -- (Continued)
Ohio -- (Continued)
$2,500,000	Ohio State Higher Education Facilities Revenue, (John Carroll University), (LOC-Allied Irish Bank PLC), 1.300%, 11/15/31**	$2,500,000

3,750,000	Ohio State Higher Education Facilities Revenue, (Xavier University), (LOC-Fifth Third Bank), 1.200%, 11/1/30**	3,750,000

3,150,000	Ohio State Higher Educational Facilities Common Revenue, (John Carroll), Series B, (LOC-Allied Irish Bank PLC), 1.250%, 2/1/32**	3,150,000

1,840,000	Ohio State Highway Improvements, G.O., Series F, 5.000%, 5/1/04	1,863,352

4,060,000	Ohio State University General Receipts Revenue, (Various), 1.150%, 12/1/27**	4,060,000

2,400,000	Ohio State University General Receipts Revenue, (Various), 1.250%, 12/1/31**	2,400,000

300,000	Ohio State University General Receipts Reveue, (Various), 1.150%, 12/1/17**	300,000

120,000	Ohio State Water Development Authority Refunding Revenue, (AMBAC Ins), 5.000%, 6/1/04	121,953

400,000	Ohio State Water Development Authority Revenue, (Various) (MBIA Ins), 1.100%, 12/1/18**	400,000

700,000	Parma Heights, OH, G.O., BAN, 1.450%, 8/12/04	701,057

1,695,000	Pataskala, OH, G.O., BAN, 1.500%, 2/25/04	1,695,630

400,000	Pickerington, OH, BAN, 1.500%, 10/22/04	401,115

495,000	Pierce Township, OH, Tax Allocation Refunding Revenue, 2.000%, 11/1/04	497,030

500,000	Richland County, OH, G.O., 1.470%, 8/11/04	501,112

2,500,000	Richland County, OH, G.O., 1.510%, 12/16/04	2,508,486

1,050,000	Richland County, OH, Various Improvements, G.O., 1.470%, 9/9/04	1,052,639

785,000	Salem, OH, G.O., BAN, 1.400%, 4/15/04	785,556

225,000	Sandusky County, OH, G.O. BAN, 1.200%, 12/2/04	225,000

1,700,000	Sidney, OH, City School District, Certificate Participation, 1.830%, 7/15/04	1,705,234

Principal Amount		Value
Municipal Bonds -- (Continued)
Ohio -- (Continued)
$1,500,000	Solon, OH, G.O., BAN, 2.000%, 12/9/04	$1,512,080

160,000	Solon, OH, School District, G.O., 2.000%, 12/1/04	161,189

325,000	St. Marys, OH, School District, G.O., BAN, 2.870%, 2/4/04	325,439

200,000	Trumbull County, OH, G.O., BAN, 1.610%, 4/9/04	200,220

2,800,000	Trumbull County, OH, Health Care Revenue, (Non Profit Corp.), (Radian Ins), 1.350%, 10/1/31**	2,800,000

450,000	Wilmington, OH, G.O., BAN, 1.530%, 10/1/04	450,929

		159,228,259

Principal Amount or Shares		Value
Municipal Bonds -- (Continued)
Puerto Rico -- 1.9%
$3,000,000	Puerto Rico Electric Power Authority Revenue, Series T, 6.000%, 7/1/16	$3,132,443

Total Municipal Bonds (Cost $162,360,702)		162,360,702

Commercial Paper -- 3.3%
Ohio -- 3.3%
1,500,000	Cuyahoga County, OH, Cleveland Clinic, 0.950%, 1/6/04	1,500,000

4,000,000	Ohio State, 0.900%, 1/15/04	4,000,000

Total Commercial Paper -- (Cost $5,500,000)		5,500,000

Cash Equivalent -- 0.1%
207,127	Merrill Lynch Institutional Tax Exempt Fund	207,127

Total Cash Equivalent (Cost $207,127)		207,127

Total Investments (Cost $168,067,829) (a) -- 99.5%		168,067,829

Other Assets in Excess of Liabilities -- 0.5%		823,680

Net Assets -- 100.0%		$168,891,509

See Notes to Portfolio of Investments, page 64.

Huntington Florida Tax-Free Money Fund

December 31, 2003
Principal Amount		Value
Municipal Bonds -- 99.6%
Florida -- 99.2%
$1,000,000	Alachua County, FL, School District Refunding, (FGIC Ins), 2.000%, 7/1/04	$1,004,443

1,550,000	Broward County, FL, Housing Finance Authority Multifamily Revenue, (FNMA Ins), 1.200%, 5/15/27**	1,550,000

785,000	Broward County, FL, Housing Financial Authority Multifamily Revenue, (FHLMC Ins), 1.100%, 12/1/29**	785,000

2,000,000	Broward County, FL, Housing Financial Authority, (FHLMC Ins), 1.260%, 9/1/26**	1,999,999

1,000,000	Charlotte County, FL, G.O., School District, (FSA Ins), 2.000%, 3/1/04	1,001,463

250,000	Clay County, FL, Housing Finance Authority Mutifamily Refunding Revenue, Series B, (Freddie Mac Ins), 1.100%, 11/1/14**	250,000

100,000	Collier County, FL, School Board Refunding Certificate Participation, (FSA Ins), 2.125%, 2/15/04	100,123

Principal Amount		Value
Municipal Bonds -- (Continued)
Florida -- (Continued)
$500,000	Dade County, FL, Industrial Development Authority Revenue, (LOC-Bank of America), 1.250%, 6/1/22**	$500,000

100,000	Dade County, FL, Public Improvements Authority Revenue, (AMBAC Ins), 3.000%, 4/1/04	100,481

150,000	Dade County, FL, School Board Certificate Participation, (MBIA Ins), 5.750%, 5/1/12	153,756

500,000	Duval County, FL, Housing Finance Authority Multifamily Refunding Revenue, (Freddie Mac Ins), 1.200%, 10/1/32**	500,000

255,000	Eustis, FL, Health Facilities Autority Revenue, (LOC-Suntrust Bank), 1.300%, 12/1/15**	255,000

1,800,000	Florida Housing Finance Agency Multifamily Revenue, (Freddie Mac Ins), 1.050%, 2/1/08**	1,800,000

200,000	Florida Housing Finance Agency Revenue, (Freddie Mac Ins), 1.060%, 7/1/07**	200,000

Principal Amount		Value
Municipal Bonds --(Continued)
Florida -- (Continued)
$320,000	Florida State Division Board Finance Department Revenue, (MBIA Ins), 2.000%, 7/1/04	$321,504

350,000	Fort Lauderdale, FL, Crest Prep School Project Revenue, (FSA Ins), 1.250%, 6/1/32**	350,000

1,400,000	Highlands County, FL, Health Facilities Authority Revenue, Series A, (MBIA Ins), 1.250%, 12/1/26**	1,400,000

100,000	Hillsborough County, FL, School Board Master Lease Program, Series A, (MBIA Ins), 4.250%, 7/1/04	101,556

1,000,000	Hollywood, FL, Water & Sewage Refunding Revenue, (FSA Ins), 2.000%, 10/1/04	1,006,685

400,000	Jacksonville, FL, Electric Authority Revenue, Series B, (Bank of America Ins), 1.250%, 10/1/30**	400,000

1,000,000	Jacksonville, FL, Health Facilities Authority Revenue, (MBIA Ins), 1.100%, 8/15/19**	1,000,000

300,000	Jacksonville, FL, Health Facilities Authority Revenue, Genesis Rehabilitation Hospital, (LOC-Bank of America), 1.300%, 5/1/21**	300,000

750,000	Jea, FL, Saint John's River Power Refunding Revenue, Issue 2, Series 18, 4.000%, 10/1/04	766,242

605,000	Monroe County, FL, Infrastructure Sales Surtax Revenue, (MBIA Ins), 2.000%, 4/1/04	606,325

100,000	Orange County, FL, Health Facilities Authority Revenue, (LOC-Suntrust Bank), 1.300%, 11/15/14**	100,000

600,000	Orange County, FL, School Board Cetificate Participation, Series B, (AMBAC Ins), 1.300%, 8/1/25**	600,000

215,000	Orange County, FL, Tourist Development Tax Revenue, Series B, (MBIA Ins), 6.000%, 10/1/24	227,140

50,000	Osceola County, FL, School Board Certificate Participation, Series A, (AMBAC Ins), 6.250%, 6/1/04	51,158

1,000,000	Palm Beach County, FL, Educational Facility Authority Revenue, (LOC-Bank of America), 1.300%, 12/1/31**	1,000,000

295,000	Palm Beach County, FL, Public Improvements, Recreational Facilities Refunding Revenue, 1.000%, 7/1/04	295,000

Principal Amount		Value
Municipal Bonds --(Continued)
Florida -- (Continued)
$660,000	Palm Beach County, FL, Revenue, (AMBAC Ins), 1.150%, 3/1/27**	$660,000

200,000	Palm Beach County, FL, Revenue, (LOC-Northern Trust Company Ins), 1.150%, 5/1/25**	200,000

600,000	Palm Beach County, FL, Revenue, (LOC-Northern Trust Company), 1.150%, 3/1/30**	600,000

1,550,000	Palm Beach County, FL, Revenue, Henry Morrison Flagler Project, (LOC-Northern Trust Company), 1.270%, 11/1/36**	1,550,000

300,000	Palm Beach County, FL, School Board Certificate Participation, Series A, (AMBAC Ins), 4.700%, 8/1/04	306,236

495,000	Pinellas County, FL, Education Facilities Authority Revenue, Canterbury School of Florida Project, (LOC-Suntrust Bank), 1.100%, 8/1/20**	495,000

1,000,000	Pinellas County, FL, Educational Facilities Authority Revenue, (LOC-Suntrust Bank), 1.100%, 7/1/20**	1,000,000

700,000	Pinellas County, FL, Health Facilities Authority Refunding Revenue, (AMBAC Ins), 1.250%, 12/1/15**	700,000

215,000	Reedy Creek, FL, Public Improvements, G.O., (MBIA Ins), 2.000%, 6/1/04	215,688

115,000	Santa Rosa, FL, School Board Certificate Participation, (MBIA Ins), 3.000%, 2/1/04	115,178

1,000,000	Seminole County, FL, County School District, G.O., 2.000%, 8/20/04	1,006,274

225,000	Seminole County, FL, Solid Waste Disposal Systems Refunding Revenue, (FSA Ins), 2.000%, 10/1/04	226,501

100,000	University Athlectic Association, FL, Revenue, (University of Florida Stadium Project), (LOC-Suntrust Bank), 1.350%, 2/1/20**	100,000

1,000,000	University South Florida Foundation Certificate Participation, (LOC-Wachovia Bank), 1.100%, 10/1/33**	1,000,000

		26,900,752

Principal Amount		Value
Municipal Bonds --(Continued)
Puerto Rico -- 0.4%
$100,000	Puerto Rico, Electric Power Authority Refunding Revenue, Series EE, (MBIA Ins), 5.000%, 7/1/04	$101,846

Total Municipal Bonds (Cost $27,002,598)		27,002,598

Shares		Value
Cash Equivalent -- 1.0%
277,972	Merrill Lynch Institutional Tax Exempt Fund	$277,972

Total Cash Equivalent (Cost $277,972)		277,972

Total Investments (Cost $27,280,570) (a) -- 100.6%		27,280,570

Liabilities in Excess of Other Assets -- (0.6)%		(157,160)

Net Assets -- 100.0%		$27,123,410

See Notes to Portfolio of Investments, page 64.

Huntington U.S. Treasury Money Market Fund

December 31, 2003

Principal Amount		Value
Repurchase Agreements -- 40.6%
$50,000,000	Banc One Capital Markets, Inc., 0.840%, dated 12/31/03, due 1/7/04 (Fully collateralized by U.S. Treasury securities)	$50,000,000

25,000,000	Bear Stearns, 0.680%, dated 12/31/03, due 1/7/04 (Fully collateralized by U.S. Treasury securities)	25,000,000

30,000,000	Credit Suisse First Boston, 0.940%, dated 12/29/03, due 1/6/04 (Fully collateralized by U.S. Treasury securities)	30,000,000

50,000,000	Goldman Sachs, 0.950%, dated 12/30/03, due 1/6/04 (Fully collateralized by U.S. Treasury securities)	50,000,000

50,000,000	Lehman Brothers, 0.910%, dated 12/26/03, due 1/2/04 (Fully collateralized by U.S. Treasury securities)	50,000,000

30,226,700	Morgan Stanley Dean Witter & Co., 0.760%, dated 12/31/03, due 1/2/04 (Fully collateralized by Fannie Mae securities)	30,226,700

Total Repurchase Agreements (Cost $235,226,700)		235,226,700

U.S. Treasury Bills -- 59.5%
$15,000,000	0.910%, 1/8/04	$14,997,346
25,000,000	0.860%, 1/22/04	24,987,458
15,000,000	0.980%, 1/29/04	14,988,567
15,000,000	1.000%, 2/5/04	14,985,417
15,000,000	0.900%, 2/12/04	14,984,250
15,000,000	0.920%, 2/19/04	14,981,217
10,000,000	0.970%, 2/26/04	9,984,911
15,000,000	1.010%, 3/4/04	14,973,225
15,000,000	0.870%, 3/11/04	14,974,625
15,000,000	0.980%, 3/18/04	14,968,558
15,000,000	0.870%, 4/8/04	14,964,271
15,000,000	0.900%, 4/15/04	14,960,625
15,000,000	0.870%, 4/22/04	14,959,167
15,000,000	1.020%, 4/29/04	14,949,425
45,000,000	0.780%-0.920%, 1/15/04	44,985,532
30,000,000	0.850%-0.860%, 3/25/04	29,939,975
25,000,000	0.890%-0.970%, 4/1/04	24,941,356
30,000,000	0.920%-0.970%, 1/2/04	29,999,212

Total U.S. Treasury Bills (Cost $344,525,137)		344,525,137

Total Investments (Cost $579,751,837) (a) -- 100.1%		579,751,837

Liabilities in Excess of Other Assets -- (0.1)%		(537,353)

Net Assets -- 100.0%		$579,214,484

See Notes to Portfolio of Investments, page 64.

Huntington Growth Fund

December 31, 2003

Shares		Value
Common Stocks -- 97.0%
Apparel & Textiles -- 1.9%
100,000	Cintas Corp.	$5,013,000

Banks -- 6.3%
164,000	BB&T Corp.	6,336,960
120,000	Citigroup, Inc.	5,824,800
60,000	Northern Trust Corp.	2,785,200
27,000	State Street Corp.	1,406,160

		16,353,120

Common Stocks -- (Continued)
Broadcast Services & Programming -- 1.0%
208,000	Liberty Media Corp., Class A (b)	$2,473,120

Chemicals -- 2.5%
53,000	Du Pont (E.I.) de Nemours & Co.	2,432,170
150,000	Ecolab, Inc.	4,105,500

		6,537,670

Computer Services -- 0.7%
64,000	Sungard Data Systems, Inc. (b)	1,773,440

Common Stocks -- (Continued)
Computers -- 9.6%
69,000	Cisco Systems, Inc. (b)	$1,676,010
33,000	Computer Sciences Corp. (b)	1,459,590
75,000	Dell, Inc. (b)	2,547,000
152,087	Hewlett Packard Co.	3,493,438
54,000	International Business Machines Corp.	5,004,720
204,000	Microsoft Corp.	5,618,160
352,500	Oracle Corp. (b)	4,653,000

		24,451,918

Containers - Paper/Plastic -- 0.7%
78,000	Pactiv Corp. (b)	1,864,200
Cosmetics/Toiletries -- 2.2%
75,000	Colgate-Palmolive Co.	3,753,750
19,000	Procter & Gamble Co.	1,897,720

		5,651,470

Drugs & Health Care -- 5.3%
100,000	Abbott Laboratories	4,660,000
26,000	Merck & Co., Inc.	1,201,200
110,000	Pfizer, Inc.	3,886,300
63,000	Schering-Plough Corp.	1,095,570
65,000	Wyeth	2,759,250

		13,602,320

Financial Services -- 7.2%
150,000	American Express Co.	7,234,500
24,000	Fannie Mae	1,801,440
120,000	Franklin Resources, Inc.	6,247,200
72,000	T. Rowe Price Group, Inc.	3,413,520

		18,696,660

Food & Beverages -- 2.2%
100,000	Wm. Wrigley Jr. Co.	5,621,000

Industrial -- 3.2%
265,500	General Electric Co.	8,225,190

Industrial Conglomerates -- 2.3%
70,000	Illinois Tool Works, Inc.	5,873,700

Instruments - Scientific -- 0.8%
50,000	Millipore Corp. (b)	2,152,500

Insurance -- 5.7%
93,750	American International Group, Inc.	6,213,750
75	Berkshire Hathaway, Inc., Class A (b)	6,318,750
50,000	Cincinnati Financial Corp.	2,094,000

		14,626,500

Medical & Medical Services -- 5.2%
49,500	Cardinal Health, Inc.	3,027,420
100,000	Johnson & Johnson	5,166,000
3,135	Medco Health Solutions, Inc. (b)	106,559
73,200	Medtronic, Inc.	3,558,252
20,000	Stryker Corp.	1,700,200

		13,558,431

Metal Processors & Fabricators -- 0.2%
25,000	Worthington Industries, Inc.	450,750

Miscellaneous Business Services -- 4.6%
300,000	Automatic Data Processing, Inc.	11,883,000

Common Stocks -- (Continued)
Multimedia -- 0.3%
50,000	Time Warner, Inc. (b)	$899,500

Office Supplies -- 2.7%
125,000	Avery Dennison Corp.	7,002,500

Petroleum & Petroleum Products -- 6.6%
165,000	Anadarko Petroleum Corp.	8,416,650
18,000	ConocoPhillips	1,180,260
26,000	Exxon Mobil Corp.	1,066,000
118,500	Schlumberger, Ltd.	6,484,320

		17,147,230

Printing & Publishing -- 2.7%
65,300	Media General, Inc., Class A	4,251,030
60,000	Viacom, Inc., Class B	2,662,800

		6,913,830

Retail -- 9.4%
240,000	Home Depot, Inc.	8,517,600
148,000	Kohl's Corp. (b)	6,651,120
248,600	Walgreen Co.	9,044,068

		24,212,788

Semi-Conductors/Instruments -- 2.2%
100,000	Analog Devices, Inc.	4,565,000
41,500	Texas Instruments, Inc.	1,219,270

		5,784,270

Technology -- 1.7%
136,000	Intel Corp.	4,379,200

Telephone & Telecommunications -- 3.3%
50,000	Alltel Corp.	2,329,000
30,000	CenturyTel, Inc.	978,600
45,000	Qualcomm, Inc.	2,426,850
20,000	Verizon Communications, Inc.	701,600
82,500	Vodafone Group PLC, ADR	2,065,800

		8,501,850

Transport - Marine -- 0.8%
52,000	Carnival Corp.	2,065,960

Wholesale Distribution -- 5.7%
398,600	SYSCO Corp.	14,839,878

Total Common Stocks (Cost $136,341,698)		250,554,995

Cash Equivalents -- 3.0%
6,809,121	Huntington Money Market Fund, Interfund Class*	6,809,121
1,000,000	Meeder Institutional Money Market Fund	1,000,000

Total Cash Equivalents (Cost $7,809,121)		7,809,121

Total Investments (Cost $144,150,819) (a) -- 100.0%		258,364,116

Other Assets in Excess of Liabilities -- 0.0%		11,408

Net Assets -- 100.0%		$258,375,524

See Notes to Portfolio of Investments, page 64.

Huntington Income Equity Fund

December 31, 2003

Shares		Value
Common Stocks -- 98.6%
Apparel & Textiles -- 1.5%
80,000	Reebok International Ltd.	$3,145,600

Auto/Truck Parts & Equipment -- 3.9%
145,000	Genuine Parts Co.	4,814,000
30,000	Johnson Controls, Inc.	3,483,600

		8,297,600

Banks -- 23.1%
150,000	AmSouth Bancorporation	3,675,000
65,000	Charter One Financial, Inc.	2,245,750
100,000	Citigroup, Inc.	4,854,000
35,000	Comerica, Inc.	1,962,100
75,000	First Tennessee National Corp.	3,307,500
130,000	FleetBoston Financial Corp.	5,674,500
135,000	J.P. Morgan Chase & Co.	4,958,550
140,000	MBNA Corp.	3,479,000
200,000	National City Corp.	6,788,000
100,000	Regions Financial Corp.	3,720,000
120,000	Union Planters Corp.	3,778,800
48,400	Wachovia Corp.	2,254,956
60,000	Washington Mutual, Inc.	2,407,200

		49,105,356

Chemicals -- 4.1%
57,500	Monsanto Co.	1,654,850
49,000	PPG Industries, Inc.	3,136,980
123,500	Quaker Chemical Corp.	3,797,625

		8,589,455

Computer Services -- 8.9%
52,400	Diebold, Inc.	2,822,788
65,000	Fiserv, Inc. (b)	2,568,150
87,500	Jabil Circuit, Inc. (b)	2,476,250
100,000	Peoplesoft, Inc. (b)	2,280,000
89,000	Pitney Bowes, Inc.	3,615,180
85,000	Sungard Data Systems, Inc. (b)	2,355,350
157,700	Symbol Technologies, Inc.	2,663,553

		18,781,271

Consumer Products -- 1.7%
50,000	Fortune Brands, Inc.	3,574,500

Diversified Operations -- 1.8%
65,000	Textron, Inc.	3,708,900

Drugs & Health Care -- 3.7%
164,000	Bristol-Myers Squibb Co.	4,690,400
76,000	Wyeth	3,226,200

		7,916,600

Electric, Gas, & Sanitary Services -- 2.1%
200,000	Nisource, Inc.	4,388,000

Food & Beverages -- 1.9%
150,000	ConAgra Foods, Inc.	3,958,500

Gas & Natural Gas -- 2.3%
115,000	Peoples Energy Corp.	4,834,600

Household Products -- 1.7%
42,000	Clorox Co.	2,039,520
100,000	RPM International, Inc.	1,646,000

		3,685,520

Common Stocks -- (Continued)
Industrial -- 5.3%
140,000	General Electric Co.	$4,337,200
73,500	Hubbell, Inc.	3,241,350
129,100	Standex International Corp.	3,614,800

		11,193,350

Insurance -- 10.0%
23,000	ACE Ltd.	952,660
97,500	Allstate Corp.	4,194,450
108,000	Lincoln National Corp.	4,359,960
55,000	MBIA, Inc.	3,257,650
120,000	Unitrin, Inc.	4,969,200
45,000	XL Capital Ltd.	3,489,750

		21,223,670

Medical Products -- 2.1%
129,300	West Pharmaceutical Services, Inc.	4,383,270

Miscellaneous Business Services -- 0.6%
32,600	Deluxe Corp.	1,347,358

Oil Companies - Integrated -- 4.5%
85,000	Kerr-Mcgee Corp.	3,951,650
130,000	Occidental Petroleum Corp.	5,491,200

		9,442,850

Petroleum & Petroleum Products -- 5.3%
77,400	ChevronTexaco Corp.	6,686,586
30,000	ConocoPhillips	1,967,100
50,000	Royal Dutch Petroleum Co., ADR	2,619,500

		11,273,186

Printing & Publishing -- 4.4%
40,000	Gannett Co., Inc.	3,566,400
188,000	R.R. Donnelley & Sons Co.	5,668,200

		9,234,600

Real Estate Investment Trusts -- 0.7%
32,500	Simon Property Group, Inc.	1,506,050

Retail -- 2.3%
165,000	May Department Stores Co.	4,796,550

Telephone & Telecommunications -- 5.2%
90,000	Alltel Corp.	4,192,200
75,000	CenturyTel, Inc.	2,446,500
123,500	Verizon Communications, Inc.	4,332,380

		10,971,080

Textiles -- 1.5%
75,000	V.F. Corp.	3,243,000

Total Common Stocks (Cost $154,057,121)		208,600,866

Cash Equivalent -- 1.9%
3,937,843	Huntington Money Market Fund, Interfund Class*	3,937,843

Total Cash Equivalent (Cost $3,937,843)		3,937,843

Total Investments (Cost $157,994,964) (a) -- 100.5%		212,538,709

Liabilities in Excess of Other Assets -- (0.5)%		(1,049,099)

Net Assets -- 100.0%		$211,489,610

See Notes to Portfolio of Investments, page 64.

Huntington Rotating Markets Fund

December 31, 2003

Shares		Value
Mutual Funds -- 97.6%
34,247	iShares EAFE Index Fund	$4,684,305
7,466	iShares MSCI Australia Index	99,746
33,268	iShares MSCI Canada Index	474,069
22,715	iShares MSCI EMU Index Fund	1,391,294
9,098	iShares MSCI Hong Kong Index Fund	90,980
122,485	iShares MSCI Japan Index Fund	1,180,755
25,062	iShares MSCI Singapore Index Fund	150,372
4,629	iShares MSCI South Korea Index Fund	115,910
7,464	iShares MSCI Taiwan Index Fund	83,895
39,371	iShares MSCI United Kingdom Index Fund	613,400
80,276	iShares Russell 1000 Index Fund	4,783,648
9,109	iShares Russell 2000 Index Fund	1,009,277
6,124	iShares S&P 500 Index Fund	681,111
Mutual Funds -- (Continued)
7,634	iShares S&P SmallCap 600 Index Fund	$1,022,956
18,075	Midcap SPDR Trust Series I	1,905,105
46,932	NASDAQ 100 Index Fund	1,711,141
6,076	SPDR Trust Series 1	676,137

Total Mutual Funds (Cost $17,819,029)		20,674,101

Cash Equivalent -- 2.4%
516,420	Huntington Money Market Fund, Interfund Class*	516,420

Total Cash Equivalent (Cost $516,420)		516,420

Total Investments (Cost $18,335,449) (a) -- 100.0%		21,190,521

Other Assets in Excess of Liabilities -- 0.0%		4,461

Net Assets -- 100.0%		$21,194,982

See Notes to Portfolio of Investments, page 64.

Huntington Dividend Capture Fund

December 31, 2003

Shares		Value
Common Stocks -- 58.2%
Aerospace & Defense -- 1.0%
24,000	Raytheon Co.	$720,960

Apparel & Textiles -- 0.4%
7,000	Reebok International Ltd.	275,240

Auto/Truck Parts & Equipment -- 1.1%
15,000	General Motors Corp.	801,000

Banks -- 7.2%
13,500	Bank of America Corp.	1,085,805
28,000	Citigroup, Inc.	1,359,120
10,000	First Tennessee National Corp.	441,000
28,500	J.P. Morgan Chase & Co.	1,046,805
28,000	Wachovia Corp.	1,304,520

		5,237,250

Beer, Wine, & Distilled Beverages -- 0.3%
3,500	Adolph Coors Co., Class B	196,350

Chemicals -- 1.2%
13,000	Monsanto Co.	374,140
8,000	PPG Industries, Inc.	512,160

		886,300

Computers -- 0.9%
20,000	Hewlett Packard Co.	459,400
8,000	Microsoft Corp.	220,320

		679,720

Diversified Operations -- 1.7%
5,000	Eaton Corp.	539,900
12,000	Textron, Inc.	684,720

		1,224,620

Drugs & Health Care -- 0.5%
12,000	Bristol-Myers Squibb Co.	343,200

Electric Utility -- 1.3%
7,500	Exelon Corp.	497,700
6,500	FPL Group, Inc.	425,230

		922,930

Common Stocks -- (Continued)
Electrical Equipment -- 0.7%
6,000	Cooper Industries Ltd., Class A	$347,580
8,000	PerkinElmer, Inc.	136,560

		484,140

Entertainment -- 1.8%
18,000	Harrah's Entertainment, Inc.	895,860
17,000	The Walt Disney Co.	396,610

		1,292,470

Financial Services -- 1.1%
14,000	Hartford Financial Services Group, Inc.	826,420

Food & Beverages -- 0.6%
14,000	SUPERVALU, Inc.	400,260

Gas & Natural Gas -- 0.5%
10,000	Keyspan Corp.	368,000

Industrial -- 0.7%
16,000	General Electric Co.	495,680

Insurance -- 6.5%
15,000	ACE Ltd.	621,300
23,000	Allstate Corp.	989,460
13,000	Cigna Corp.	747,500
4,000	Jefferson-Pilot Corp.	202,600
24,000	Lincoln National Corp.	968,880
30,000	St. Paul Companies, Inc.	1,189,500

		4,719,240

Metals & Mining -- 0.2%
3,500	Alcan, Inc.	164,325

Oil Companies - Integrated -- 1.7%
13,000	Kerr-Mcgee Corp.	604,370
15,000	Occidental Petroleum Corp.	633,600

		1,237,970

Paper & Related Products -- 0.3%
7,500	Meadwestvaco Corp.	223,125

Common Stocks -- (Continued)
Petroleum & Petroleum Products -- 2.7%
16,000	ConocoPhillips	$1,049,120
11,000	Marathon Oil Corp.	363,990
10,000	Royal Dutch Petroleum Co., ADR	523,900

		1,937,010

Railroad Transportation -- 0.5%
5,000	Union Pacific Corp.	347,400

Real Estate Investment Trusts -- 19.4%
18,000	Amli Residential Properties Trust	482,400
7,000	Apartment Investment & Management Co.	241,500
15,000	Arden Realty, Inc.	455,100
13,500	Avalonbay Communities, Inc.	645,300
23,000	Bedford Property Investors, Inc.	658,490
11,000	Brandywine Realty Trust	294,470
3,000	Camden Property Trust	132,900
10,000	Capital Automotive Real Estate Investment Trust, Inc.	320,000
20,000	CarrAmerica Realty Corp.	595,600
23,000	Commercial NET Lease Realty	409,400
55,000	Cornerstone Realty Income Trust, Inc.	481,800
15,000	EastGroup Properties, Inc.	485,700
2,500	Entertainment Properties	86,775
46,500	Equity Inns, Inc.	420,825
35,000	Equity Office Properties Trust	1,002,750
21,000	Equity Residential Properties Trust	619,710
12,000	First Industrial Realty Trust, Inc.	405,000
16,000	General Growth Properties	444,000
30,000	Glenborough Realty Trust, Inc.	598,500
12,000	Great Lakes Real Estate Investment Trust, Inc.	188,400
16,000	Health Care Real Estate Investment Trust, Inc.	576,000
35,000	HRPT Properties Trust	353,150
11,000	Kimco Realty Corp.	492,250
30,000	Kramont Realty Trust	543,000
10,000	Liberty Property Trust	389,000
3,000	Mack-Cali Realty Corp.	124,860
22,500	New Plan Excel Realty Trust	555,075
3,000	Public Storage, Inc.	130,170
11,000	Reckson Associates Realty Corp.	267,300
6,500	Simon Property Group, Inc.	301,210
10,000	Sovran Self Storage, Inc.	371,500
13,000	The Macerich Co.	578,500
4,000	Vornado Realty Trust	219,000
15,000	Winston Hotels, Inc.	153,000

		14,022,635

Restaurants -- 1.1%
15,000	Bob Evans Farms, Inc.	486,900
11,000	McDonald's Corp.	273,130

		760,030

Retail -- 1.9%
27,000	Limited Brands	486,810
31,000	May Department Stores Co.	901,170

		1,387,980

Common Stocks -- (Continued)
Securities Brokerage & Services -- 0.5%
13,000	American Capital Strategies Ltd.	$386,490

Telephone & Telecommunications -- 2.4%
5,000	Alltel Corp.	232,900
27,000	BellSouth Corp.	764,100
45,000	Sprint Corp.	738,901

		1,735,901

Total Common Stocks (Cost $36,966,522)		42,076,646

Preferred Stock -- 39.6%
Auto-Cars/Light Trucks -- 1.4%
40,000	General Motors Corp., 7.375%	1,040,800

Bank Holding Companies -- 2.4%
55,300	Renaisssancere Holdings Ltd., Series B, 7.300%	1,476,510
10,000	Suntrust Capital IV, 7.125%	266,500

		1,743,010

Brokerage Services -- 0.5%
15,600	Lehman Bros. Holding Capital Trust, 8.000%	395,460

Commercial Banks -- 8.3%
59,100	ASBC Capital I, 7.625%	1,598,655
53,200	Compass Capital, 7.350%	1,409,268
35,000	Fleet Capital Trust VII, 7.200%	926,800
30,000	Fleet Capital Trust VIII, 7.200%	799,200
45,000	PLC Capital Trust, 7.250%	1,199,700

		5,933,623

Computer Services -- 0.2%
7,000	Electronic Data Systems, 7.625%	160,510

Electrical Services -- 6.7%
45,000	Dominion CNG Capital Trust I, 7.800%	1,224,900
52,000	Energy East Capital Trust I, 8.250%	1,402,440
50,000	Entergy LA, Inc., 7.600%	1,359,000
31,900	Georgia Power Capital, 7.125%	859,067

		4,845,407

Financial Services -- 8.4%
7,100	BancWest Capital I, 9.500%	200,220
45,000	Everest Cap Trust 7.850%	1,237,500
50,000	Hartford Life Capital II, Series B, 7.625%	1,365,000
35,400	Household Capital Trust V, Series X, 10.000%	978,456
11,000	Merrill Lynch Capital Trust V, 7.280% (b)	299,860
25,000	Morgan Stanley Capital Trust II, 7.250%	671,500
46,500	National Commerce Capital Trust II, 7.700%	1,252,710

		6,005,246

Fire, Marine & Casualty Insurance -- 3.5%
55,000	Ace Ltd., Series C, 7.800%	1,531,750
37,600	Partnerre Capital Trust I, 7.900%	1,026,480

		2,558,230

Gas & Natural Gas -- 0.7%
10,000	Keyspan Corp., 8.750%	539,000

Preferred Stock -- (Continued)
Life/Health Insurance -- 3.9%
52,600	Aetna, Inc., 8.500%	$1,443,870
50,000	Lincoln National Capital V, Series E, 7.650%	1,345,000

		2,788,870

Paper & Related Products -- 0.8%
10,000	Temple-Inland, Inc., 7.500%	581,200

Property & Casualty Insurance -- 0.4%
10,000	Chubb Corp., 7.000%	288,200

Real Estate Investment Trusts -- 1.9%
50,000	Public Storage, Series R, 8.000%	1,347,000

Telephone Communication -- 0.5%
7,500	Alltel Corp., 7.750%	374,063

Total Preferred Stock (Cost $27,663,904)		28,600,619

Mutual Funds -- 1.2%
Exchange Traded Funds -- 1.2%
41,000	Amex Technology SPDR	$835,580

Total Mutual Funds (Cost $628,982)		835,580

Cash Equivalent -- 1.0%
718,608	Huntington Money Market Fund, Interfund Class*	718,608

Total Cash Equivalent (Cost $718,608)		718,608

Total Investments (Cost $65,978,016) (a) -- 100.0%		72,231,453

Other Assets in Excess of Liabilities -- 0.0%		15,110

Net Assets -- 100.0%		$72,246,563

See Notes to Portfolio of Investments, page 64.

Huntington International Equity Fund

December 31, 2003

Shares		Value
Common Stocks -- 90.5%
Australia -- 2.2%
Banks -- 1.2%
9,400	National Australia Bank	$1,053,270

Containers -- 1.0%
34,800	Amcor Ltd. ADR	868,260

		1,921,530

Austria -- 1.3%
Banks -- 1.3%
9,500	Erste Bank der Oesterreichischen Sparkassen AG	1,173,958

Brazil -- 1.3%
Oil & Gas -- 1.3%
38,000	Petroleo Brasileiro SA ADR	1,111,120

Canada -- 4.6%
Oil & Gas -- 2.2%
14,720	Encana Corp.	580,557
33,885	Encana Corp.	1,337,307

		1,917,864

Telephone Communications -- 1.1%
20,000	BCE, Inc.	447,200
24,800	BCE, Inc.	554,630

		1,001,830

Transportation & Shipping -- 1.3%
53,000	CP Ships, Ltd.	1,103,269

		4,022,963

Finland -- 1.0%
Paper & Related Products -- 1.0%
45,800	UPM - Kymmene Oyj	873,480

Shares		Value
Common Stocks -- (Continued)
France -- 10.4%
Building & Construction -- 1.1%
19,188	Compagnie De Saint-Gobain	$939,310

Food & Beverage -- 1.1%
5,800	Groupe Danone	946,669

Insurance -- 1.0%
39,900	Axa ADR	856,653

Medical - Drugs -- 1.5%
19,724	Aventis SA	1,303,653

Oil & Gas -- 2.0%
9,835	Total SA	1,828,553

Optical Supplies -- 2.0%
35,500	Essilor International SA	1,835,897

Water Treatments -- 1.7%
71,800	Suez SA Spon ADR	1,451,078

		9,161,813

Germany -- 7.3%
Computer Software -- 0.5%
2,800	SAP AG	472,552

Medical-Drugs -- 4.0%
33,374	Schering AG	1,690,588
29,150	Stada Arzneimittel AG	1,810,843

		3,501,431

Metal Fabricate/Hardware -- 1.7%
104,000	MG Technologies AG	1,456,103

Retail -- 1.1%
34,000	Douglas Holdings AG	952,067

		6,382,153

Shares		Value
Common Stocks -- (Continued)
Hong Kong -- 3.7%
Financial Services -- 1.1%
320,000	The Bank Of East Asia, Ltd.	$983,049

Real Estate -- 1.3%
147,000	Cheung Kong Holdings Ltd.	1,169,206

Textile/Apparel -- 1.3%
2,450,000	Giordano International Ltd.	1,136,071

		3,288,326

Ireland -- 4.1%
Banking/Insurance -- 1.2%
68,000	Anglo Irish Bank Corp. PLC	1,073,006

Building Products -- 1.2%
53,300	CRH PLC	1,092,487

Food & Beverage -- 1.7%
50,300	Kerry Group PLC	945,345
25,000	Kerry Group PLC Class A	463,546
		1,408,891

		3,574,384

Japan -- 14.8%
Commercial Banks -- 1.2%
190,000	The 77th Bank Ltd.	1,070,822

Construction Materials & Supplies -- 1.5%
88,000	Hitachi Construction Machinery Co., Ltd.	1,332,686

Cosmetics & Toiletries -- 3.6%
128,000	Shiseido Co., Ltd.	1,556,257
31,600	Uni-Charm Corp.	1,553,905

		3,110,162

Diversified Products -- 1.1%
117,000	Kuraray Co., Ltd.	986,918

Electronics -- 3.3%
93,000	Matsushita Electric Industrial Co., Ltd.	1,286,050
94,000	Sharp Corp.	1,483,196

		2,769,246

Food & Beverage -- 1.1%
86,000	Ajinomoto Co., Inc.	989,437

Medical Supplies -- 1.3%
60,100	Terumo Corp.	1,141,210

Optical Supplies -- 1.7%
15,800	Hoya Corp.	1,450,705

Toys -- 0.0%
50	Nintendo Co., Ltd.	4,665

		12,855,851

Netherlands -- 6.5%
Electronics -- 0.9%
26,642	Philips Electronics NV	777,953

Insurance -- 1.8%
68,204	ING Group NV	1,590,679

Oil & Gas -- 2.1%
35,500	Royal Dutch Petroleum Co.	1,871,718

Shares		Value
Common Stocks -- (Continued)
Netherlands -- (Continued)
Transportation -- 1.7%
63,000	TPG NV	$1,475,667

		5,716,017

Singapore -- 1.0%
Telecommunications -- 1.0%
724,000	Singapore Telecommunications Ltd.	835,565

South Korea -- 2.9%
Steel -- 1.5%
38,000	POSCO ADR	1,290,860

Telephone Communications -- 1.4%
66,000	SK Telecom Co., Ltd. ADR	1,230,900

		2,521,760

Spain -- 4.7%
Banks -- 1.2%
81,700	Banco Bilbao Vizcaya SA ADR	1,131,545

Building - Heavy Construction -- 1.0%
23,400	Fomento De Construcciones y Contratas SA	863,036

Electric Integrated -- 1.3%
57,000	Endesa SA	1,096,429

Telephone Communications -- 1.2%
70,300	Telefonica SA	1,032,153

Television -- 0.0%
237	Antena 3 Television SA (b)	10,445

		4,133,608

Sweden -- 3.7%
Banking & Finance -- 0.9%
42,000	ForeningsSparbanken AB	825,956

Manufacturing - Consumer Goods -- 1.3%
52,500	Electrolux AB, Series B	1,152,836

Tools -- 1.5%
37,900	Sandvik AB	1,306,297

		3,285,089

Switzerland -- 6.2%
Banking/Insurance -- 0.9%
12,046	UBS AG	824,982

Chemicals - Specialty -- 2.3%
149,400	Syngenta AG ADR	2,013,912

Machinery -- 1.8%
6,400	Schindler Holding AG (b)	1,562,806

Medical - Drugs -- 1.2%
22,600	Novartis AG	1,026,068

		5,427,768

United Kingdom -- 13.6%
Aerospace -- 1.4%
106,200	Smiths Group PLC	1,256,654

Banks -- 0.9%
50,000	Standard Chartered PLC	825,707

Shares		Value
Common Stocks -- (Continued)
United Kingdom -- (Continued)
Diversified Operations -- 0.7%
121,700	Tomkins PLC	$582,779

Drugs -- 1.2%
22,300	Glaxosmithkline ADR	1,039,626

Food & Beverage -- 2.9%
154,400	Cadbury Schweppes PLC	1,133,929
20,800	Cadbury Schweppes PLC ADR	621,712
175,000	Tesco PLC	807,470

		2,563,111

Industrial Goods & Services -- 0.5%
60,000	Bunzl PLC	458,368

Metals -- 2.2%
17,100	Rio Tinto PLC ADR	1,903,401

Retail -- 2.1%
60,100	Boots Group PLC	743,434
222,000	W.H. Smith PLC	1,094,874

		1,838,308

Telephone Communications -- 1.7%
600,000	Vodafone Group PLC	1,487,616

		11,955,570

Shares or Principal Amount		Value
Common Stocks -- (Continued)
United States -- 1.2%
Oil - Field Services -- 1.2%
19,800	Schlumberger Ltd.	$1,083,456

Total Common Stocks (Cost $62,748,463)		79,324,411

Mutual Funds -- 4.0%
India -- 2.8%
Management Investment Operation -- 2.8%
94,000	Morgan Stanley India Investment Fund	2,495,700

Japan -- 1.2%
Management Investment Operation -- 1.2%
108,000	iShares MSCI Japan Index Fund	1,041,120

Total Mutual Funds (Cost $1,984,591)		3,536,820

Repurchase Agreements -- 5.1%
$4,474,000	State Street Repurchase Agreement, 0.100%, dated 12/31/03, due 1/2/04 (Fully Collateralized by U.S. Treasury securities)	4,474,000

Total Repurchase Agreements (Cost $4,474,000)		4,474,000

Total Investments (Cost $69,207,054) (a) -- 99.6%		87,335,231

Other Assets in Excess of Liabilities -- 0.4%		369,508

Net Assets -- 100.0%		$87,704,739

See Notes to Portfolio of Investments, page 64.

Huntington Mid Corp America Fund

December 31, 2003
Shares		Value
Common Stocks -- 87.5%
Aerospace & Defense -- 0.4%
9,600	Alliant Techsystems, Inc. (b)	$554,496

Amusement & Recreation Services -- 0.1%
12,000	Boyd Gaming Corp.	193,680

Apparel & Textiles -- 2.2%
19,727	Columbia Sportswear Co. (b)	1,075,122
3,000	G & K Services, Inc., Class A	110,250
10,600	Jones Apparel Group, Inc.	373,438
22,500	Liz Claiborne, Inc.	797,850
14,000	Reebok International Ltd.	550,480
10,000	UniFirst Corp.	237,100

		3,144,240

Auto/Truck Parts & Equipment -- 1.4%
5,600	Cummins Engine, Inc.	274,064
11,000	Johnson Controls, Inc.	1,277,320
10,900	Superior Industries International, Inc.	474,368

		2,025,752

Banks -- 6.3%
14,600	Amcore Financial, Inc.	394,492
21,200	BancorpSouth, Inc.	502,864
28,100	Banknorth Group, Inc.	914,093
16,270	BOK Financial Corp. (b)	629,974
20,700	Chittenden Corp.	696,348
2,350	Fulton Financial Corp.	51,489
Common Stocks -- (Continued)
Banks -- (Continued)
28,200	Compass Bancshares, Inc.	$1,108,542
34,200	First Tennessee National Corp.	1,508,219
13,300	M & T Bank Corp.	1,307,390
28,000	National Commerce Financial Corp.	763,840
4,000	New York Community Bancorp, Inc.	152,200
16,400	TCF Financial Corp.	842,140

		8,871,591

Beer, Wine, & Distilled Beverages -- 0.5%
12,100	Adolph Coors Co., Class B	678,810

Biotechnology -- 1.7%
13,000	Cephalon, Inc. (b)	629,330
26,000	Invitrogen Corp. (b)	1,820,000

		2,449,330

Building & Construction -- 2.7%
7,000	Beazer Homes USA, Inc.	683,620
8,200	Centex Corp.	882,730
4,000	D. R. Horton, Inc.	173,040
31,100	Insituform Technologies, Inc., Class A (b)	513,150
5,300	Lafarge North America Corp.	214,756
15,500	Pulte Homes, Inc.	1,451,110

		3,918,406

Business Services -- 0.5%
26,400	Viad Corp.	660,000

Common Stocks -- (Continued)
Chemicals -- 1.5%
20,700	Albemarle Corp.	$620,379
17,700	Cytec Industries, Inc. (b)	679,503
18,800	Lubrizol Corp.	611,376
3,000	Minerals Technologies, Inc.	177,750

		2,089,008

Circuits -- 0.1%
10,500	Integrated Device Technology, Inc. (b)	180,285

Communications Equipment -- 2.5%
16,900	Advanced Fibre Communications, Inc. (b)	340,535
25,000	Enterasys Networks, Inc. (b)	93,750
12,500	Harris Corp.	474,375
34,000	L-3 Communications Corp. (b)	1,746,240
32,500	Scientific-Atlanta, Inc.	887,250

		3,542,150

Computer Services -- 2.1%
27,000	Activision, Inc. (b)	491,400
14,300	Affiliated Computer Services, Inc. (b)	778,778
16,000	Intergraph Corp. (b)	382,720
29,000	JDA Software Group, Inc. (b)	478,790
5,000	Pinnacle Systems, Inc. (b)	42,650
29,100	Sungard Data Systems, Inc. (b)	806,361

		2,980,699

Computers -- 1.4%
31,200	Advanced Digital Information Corp. (b)	436,800
22,800	Citrix Systems, Inc. (b)	483,588
12,900	NCR Corp. (b)	500,520
17,200	Progress Software Corp. (b)	351,912
11,000	Storage Technology Corp. (b)	283,250

		2,056,070

Computers, Peripherals & Software -- 1.3%
6,000	Cognos, Inc. (b)	183,720
35,100	NetIQ Corp. (b)	465,075
20,000	Novell, Inc. (b)	210,400
32,000	Rainbow Technologies, Inc. (b)	360,320
32,000	Sybase, Inc. (b)	658,560

		1,878,075

Consulting Services -- 0.5%
40,000	Forrester Research, Inc. (b)	714,800

Consumer Products -- 0.2%
4,000	Harman International Industries, Inc.	295,920

Containers - Paper/Plastic -- 0.3%
18,300	Pactiv Corp. (b)	437,370

Diversified Operations -- 1.7%
40,700	Griffon Corp. (b)	824,582
21,500	Teleflex, Inc.	1,039,095
10,000	Textron, Inc.	570,600

		2,434,277

Drugs & Health Care -- 2.1%
15,400	Barr Laboratories, Inc. (b)	1,185,030
71,725	Mylan Laboratories, Inc.	1,811,774

		2,996,804

Common Stocks -- (Continued)
Electric Services -- 0.1%
4,000	Constellation Energy Group	$156,640

Electrical Components -- 1.5%
24,000	Aeroflex, Inc. (b)	280,560
11,500	Elbit Systems Ltd.	210,450
9,800	Intersil Corp., Class A	243,530
6,000	Molex, Inc.	209,340
19,000	Rayovac Corp. (b)	398,050
8,000	Thomas & Betts Corp.	183,120
30,000	Vishay Intertechnology, Inc. (b)	687,000

		2,212,050

Electrical Equipment -- 1.1%
23,600	Cooper Industries Ltd., Class A	1,367,148
10,600	PerkinElmer, Inc.	180,942

		1,548,090

Electrical Services -- 1.6%
27,800	Allete, Inc.	850,680
14,900	DP&L, Inc.	311,112
34,800	Energy East Corp.	779,520
25,800	Teco Energy, Inc.	371,778

		2,313,090

Electronic Components -- 0.0%
1,950	Benchmark Electronics, Inc. (b)	67,880

Environmental Services -- 0.6%
17,000	Stericycle, Inc. (b)	793,900

Financial Services -- 5.5%
28,500	Allied Capital Corp.	794,580
15,900	Ambac Financial Group, Inc.	1,103,301
26,200	AmeriCredit Corp. (b)	417,366
12,400	Bear Stearns Companies, Inc.	991,380
24,900	City National Corp.	1,546,787
24,200	First American Financial Corp.	720,434
17,000	Firstmerit Corp.	458,490
13,500	Legg Mason, Inc.	1,041,930
19,000	Wilmington Trust Corp.	684,000

		7,758,268

Food & Beverages -- 1.8%
10,000	Constellation Brands, Inc. (b)	329,300
15,300	McCormick & Co., Inc.	460,530
20,700	Ralcorp Holding, Inc. (b)	649,152
18,900	Smithfield Foods, Inc. (b)	391,230
16,400	SUPERVALU, Inc.	468,876
23,600	Tyson Foods, Inc., Class A	312,464

		2,611,552

Gas & Natural Gas -- 3.5%
12,000	AGL Resources, Inc.	349,200
15,500	Atmos Energy Corp.	376,650
9,000	Keyspan Corp.	331,200
36,900	MDU Resources Group, Inc.	878,589
27,900	National Fuel Gas Co.	681,876
9,500	New Jersey Resources Corp.	365,845
11,500	Peoples Energy Corp.	483,460
45,500	Questar Corp.	1,599,325

		5,066,145

Common Stocks -- (Continued)
Health Services -- 0.1%
4,000	AdvancePCS (b)	$210,640

Healthcare Equipment & Supplies -- 0.8%
12,600	Hillenbrand Industries, Inc.	781,956
21,155	Viasys Healthcare, Inc. (b)	435,793

		1,217,749

Hotels -- 0.1%
4,000	Hilton Hotels Corp.	68,520
4,000	Starwood Hotels & Resorts Worldwide, Inc.	143,880

		212,400

Household Products -- 1.4%
18,800	Church & Dwight Co., Inc.	744,480
10,600	Ferro Corp.	288,426
11,000	RPM International, Inc.	181,060
10,600	Whirlpool Corp.	770,090

		1,984,056

Insurance -- 4.7%
19,200	Allmerica Financial Corp. (b)	590,784
20,500	Fidelity National Financial, Inc.	794,990
22,100	Nationwide Financial Services, Inc.	730,626
49,800	Old Republic International Corp.	1,262,928
26,000	PMI Group, Inc.	967,980
30,900	Protective Life Corp.	1,045,656
26,700	Torchmark Corp.	1,215,918

		6,608,882

Lasers - Systems/Components -- 0.2%
13,100	Coherent, Inc. (b)	311,780

Leisure -- 1.6%
16,900	Brunswick Corp.	537,927
31,600	Callaway Golf Co.	532,460
37,200	Royal Caribbean Cruises Ltd.	1,294,188

		2,364,575

Machinery -- 2.0%
12,200	AptarGroup, Inc.	475,800
27,000	Kennametal, Inc.	1,073,250
13,600	Parker Hannifin Corp.	809,200
11,800	Tecumseh Products Co., Class A	571,474

		2,929,724

Measuring Devices -- 1.6%
6,800	FLIR Systems, Inc. (b)	248,200
22,500	Tektronix, Inc.	711,000
35,300	Thermo Electron Corp. (b)	889,560
11,400	Trimble Navigation Ltd. (b)	424,536

		2,273,296

Medical & Medical Services -- 5.5%
28,800	Apogent Technologies, Inc. (b)	663,552
13,900	Coventry Health Care, Inc. (b)	896,411
4,000	Dentsply International, Inc.	180,680
6,000	Health Management Associates, Inc.	144,000
29,800	Lincare Holdings, Inc. (b)	894,894
22,200	Owens & Minor, Inc.	486,402
20,500	Oxford Health Plans, Inc. (b)	891,750
16,000	Pediatrix Medical Group, Inc. (b)	881,440
13,000	Renal Care Group, Inc. (b)	535,600
23,000	Respironics, Inc. (b)	1,037,070
Common Stocks -- (Continued)
Medical & Medical Services -- (Continued)
17,800	St. Jude Medical, Inc. (b)	$1,092,030

		7,703,829

Metal Processors & Fabrication -- 0.5%
16,400	Precision Castparts Corp.	744,724

Miscellaneous Business Services -- 2.5%
29,600	Cadence Design Systems, Inc. (b)	532,208
4,600	Electronic Arts, Inc. (b)	219,788
26,700	NCO Group, Inc. (b)	607,959
16,000	Ryder System, Inc.	546,400
40,800	Symantec Corp. (b)	1,413,720
23,000	US Oncology, Inc. (b)	247,480

		3,567,555

Oil & Gas - Exploration & Production -- 1.4%
17,822	Devon Energy Corp.	1,020,488
15,600	Suncor Energy, Inc., ADR	390,936
10,200	Unocal Corp.	375,666
5,800	Weatherford International, Inc. (b)	208,800

		1,995,890

Paper & Paper Products -- 0.5%
23,500	Rock-Tenn Co.	405,610
14,500	Smurfit-Stone Container Corp. (b)	269,265

		674,875

Paperboard Containers & Boxes -- 0.1%
3,100	Bemis Co.	155,000

Personal Products -- 0.5%
27,800	NBTY, Inc. (b)	746,708

Petroleum & Petroleum Products -- 4.5%
13,855	Apache Corp.	1,123,641
56,700	Chesapeake Energy Corp.	769,986
11,300	Forest Oil Corp. (b)	322,841
14,600	Helmerich & Payne, Inc.	407,778
9,600	Murphy Oil Corp.	626,976
32,093	Patina Oil & Gas Corp.	1,572,236
28,700	Tidewater, Inc.	857,556
15,000	Unit Corp. (b)	353,250
27,300	Vintage Petroleum, Inc.	328,419

		6,362,683

Pharmaceuticals -- 1.2%
10,000	Biovail Corp. (b)	214,900
21,500	Omnicare Inc.	868,385
20,000	Valeant Pharmaceuticals International	503,000
4,000	Watson Pharmaceutical, Inc. (b)	184,000

		1,770,285

Pollution Control -- 0.5%
28,800	Pall Corp.	772,704

Printing & Publishing -- 1.3%
23,636	Banta Corp.	957,258
51,400	Paxar Corp. (b)	688,760
7,000	R.R. Donnelley & Sons Co.	211,050

		1,857,068

Real Estate Investment Trust -- 0.9%
27,100	LNR Property Corp.	1,341,721

Restaurants -- 0.4%
19,500	Ruby Tuesday, Inc.	555,555

Common Stocks -- (Continued)
Retail -- 4.0%
19,400	Abercrombie & Fitch Co., Class A (b)	$479,374
18,600	AnnTaylor Stores Corp. (b)	725,400
26,725	Applebee's International, Inc.	1,049,491
4,000	Dollar General Corp.	83,960
17,000	Furniture Brands International, Inc.	498,610
8,900	Nieman Marcus Group, Inc. (b)	477,663
19,000	Nordstrom, Inc.	651,700
5,000	PETsMART, Inc.	119,000
27,500	Sonic Automotives, Inc.	630,300
4,000	Tiffany & Co.	180,800
15,900	Zales Corp. (b)	845,880

		5,742,178

Schools -- 0.1%
5,000	Career Education Corp. (b)	200,350

Semiconductor Equipment -- 2.0%
9,200	DuPont Photomasks, Inc. (b)	222,088
15,000	ESS Technology, Inc. (b)	255,150
24,400	Imation Corp.	857,660
23,200	International Rectifier Corp. (b)	1,146,312
9,400	Varian Semiconductor Equipment Associates, Inc. (b)	410,686

		2,891,896

Telephone & Telecommunications -- 0.7%
12,000	CenturyTel, Inc.	391,440
33,000	Ciena Corp. (b)	219,120
3,700	Commonwealth Telephone Enterprises, Inc. (b)	139,675
8,100	US Cellular Corp. (b)	287,550

		1,037,785

Tires & Tubes -- 0.2%
13,900	Cooper Tire & Rubber Co.	297,182

Common Stocks -- (Continued)
Tools & Accessories -- 0.7%
20,700	Snap-On, Inc.	$667,368
9,700	Stanley Works, The	367,339

		1,034,707

Wholesale Distribution -- 1.4%
23,000	AmerisourceBergen Corp.	1,291,450
8,100	BorgWarner, Inc.	689,067

		1,980,517

Woven Carpets & Rugs -- 0.9%
18,500	Mohawk Industries, Inc. (b)	1,304,990

Total Common Stocks (Cost $103,545,829)		125,480,682

Mutual Funds -- 7.4%
Exchange Traded Funds -- 7.4%
45,000	iShares S&P Midcap 400	5,177,700
51,500	Midcap SPDR Trust Series I	5,428,100

Total Mutual Funds (Cost $8,987,117)		10,605,800

Cash Equivalents-- 5.1%
6,379,201	Huntington Money Market Fund, Interfund Class*	6,379,201
1,000,000	Meeder Institutional Money Market Fund	1,000,000

Total Cash Equivalents (Cost $7,379,201)		7,379,201

Short-Term Securities Held as Collateral for Securities Lending -- 1.9%
25,000	MidCap SPDR Trust Series I	2,654,250

Total Short-Term Securities Held as Collateral for Securities Lending (Cost $2,654,250)		2,654,250

Total Investments (Cost $122,566,397) (a) -- 101.9%		146,119,933

Liabilities in Excess of Other Assets -- (0.9)%		2,687,680

Net Assets -- 100.0%		$143,432,253

See Notes to Portfolio of Investments, page 64.

Huntington New Economy Fund

December 31, 2003

Shares		Value
Common Stocks -- 90.1%
Apparel & Textiles -- 2.1%
3,600	Bebe Stores, Inc. (b)	$93,564
9,600	Children's Place (b)	256,608
6,800	Coach, Inc. (b)	256,700
4,200	Fossil, Inc. (b)	117,642
6,000	K-Swiss, Inc. Class A	144,360

		868,874

Auto Dealers -- 0.3%
6,200	Asbury Automotive Group (b)	111,042

Auto/Truck Parts & Equipment -- 1.9%
3,600	Autoliv, Inc.	135,540
1,200	AutoZone, Inc. (b)	102,252
2,800	Brilliance China Automotive Holdings Ltd., ADR	158,760
1,900	Lear Corp.	116,527
1,485	Magna International, Inc.	118,874
Common Stocks -- (Continued)
Auto/Truck Parts & Equipment -- (Continued)
2,200	PACCAR, Inc.	$187,264

		819,217

Banks -- 6.5%
2,900	Countrywide Credit Industries, Inc.	219,965
5,400	Dime Community Bancshares	166,104
4,100	First Republic Bancorp, Inc.	146,780
6,200	Flagstar Bancorp, Inc.	132,804
3,800	Independence Community Bank Corp.	136,686
5,200	Irwin Financial Corp.	163,280
4,500	MB Financial, Inc.	163,800
6,500	New York Community Bancorp, Inc.	247,325
5,600	R & G Finanical Corp., Class B	222,880
3,800	Regions Financial Corp.	141,360
4,500	SouthTrust Corp.	147,285
7,200	Sovereign Bancorp	171,000
6,100	UCBH Holdings, Inc.	237,717
Common Stocks -- (Continued)
Banks -- (Continued)
3,350	Washington Mutual, Inc.	$134,402
3,400	Webster Financial Corp.	155,924
3,500	WFS Financial, Inc. (b)	148,610

		2,735,922

Batteries/ Battery Systems -- 0.3%
3,800	Energizer Holdings, Inc. (b)	142,728

Biotechnology -- 0.6%
3,700	Invitrogen Corp. (b)	259,000

Building & Construction -- 4.6%
1,300	Centex Corp.	139,945
3,100	D. R. Horton, Inc.	134,106
7,800	Dycom Industries, Inc. (b)	209,196
1,700	KB Home	123,284
1,300	Lennar Corp.	124,800
2,700	M/I Schottenstein Homes, Inc.	105,449
6,900	Masco Corp.	189,129
1,770	MDC Holdings, Inc.	114,165
230	NVR, Inc. (b)	107,180
1,400	Ryland Group, Inc.	124,096
4,100	Simpson Manufacturing Co., Inc. (b)	208,526
2,700	Standard-Pacific Corp.	131,085
6,400	Washington Group International (b)	217,408

		1,928,369

Chemicals - Specialty -- 1.1%
12,200	OM Group, Inc. (b)	319,518
5,900	TETRA Technologies, Inc. (b)	143,016

		462,534

Commercial Services & Supplies -- 0.9%
9,200	Cendant Corp.	204,884
4,700	StarTek, Inc.	191,713

		396,597

Communications Equipment -- 0.9%
4,000	L-3 Communications Corp. (b)	205,440
5,800	Nextel Communications, Inc., Class A (b)	162,748
		368,188
Computer Services -- 5.8%
28,600	Earthlink, Inc. (b)	286,000
3,400	Factset Research Systems, Inc.	129,914
7,600	Filenet Corp. (b)	205,808
6,500	Foundry Networks, Inc. (b)	177,840
6,500	Intergraph Corp. (b)	155,480
5,600	Jabil Circuit, Inc. (b)	158,480
5,400	Sungard Data Systems, Inc. (b)	149,634
12,600	Symbol Technologies, Inc.	212,814
5,800	Synopsys, Inc. (b)	195,808
6,100	Syntel, Inc.	150,731
6,900	Take-Two Interactive Software, Inc. (b)	198,789
4,500	Veritas Software Corp. (b)	167,220
6,088	Yahoo, Inc. (b)	274,995

		2,463,513

Computers -- 4.1%
9,700	Advanced Digital Information Corp. (b)	135,800
4,100	Ansys, Inc. (b)	162,770
6,600	Apple Computer, Inc. (b)	141,042
7,500	Cisco Systems, Inc. (b)	182,175
Common Stocks -- (Continued)
Computers -- (Continued)
6,400	Citrix Systems, Inc. (b)	$135,744
10,800	EMC Corp. (b)	139,536
6,200	Network Appliance, Inc. (b)	127,286
6,700	Progress Software Corp. (b)	137,082
2,100	Sandisk Corp. (b)	128,394
13,300	SPSS, Inc. (b)	237,804
8,300	Transaction Systems Architects, Inc., Class A (b)	187,829

		1,715,462

Consumer Products -- 0.6%
3,900	Finish Line, Class A (b)	116,883
2,000	Harman International Industries, Inc.	147,960

		264,843

Diversified Operations -- 0.9%
14,200	Casella Waste Systems, Inc., Class A (b)	194,398
4,400	Clarcor, Inc.	194,040

		388,438

E-Commerce & Services -- 0.9%
3,012	Interactivecorp, Inc. (b)	102,197
30,200	WebMD Corp. (b)	271,498

		373,695

Electronic Components -- 2.4%
8,550	Benchmark Electronics, Inc. (b)	297,626
10,400	Flextronics International Ltd. (b)	154,336
7,100	Power Integrations, Inc. (b)	237,566
23,400	Sanmina Corp. (b)	295,074
42,800	Viscount Systems, Inc. (b)	28,248

		1,012,850

Electronic Measuring Instruments -- 0.3%
2,600	Garmin Ltd.	141,648

Environmental Services -- 0.4%
3,900	Stericycle, Inc. (b)	182,130

Financial Services -- 1.8%
7,275	Doral Financial Corp.	234,837
5,100	First American Financial Corp.	151,827
1,500	Golden West Financial Corp.	154,785
4,000	H & R Block, Inc.	221,480

		762,929

Food & Beverages -- 2.2%
7,500	Chiquita Brands International, Inc. (b)	168,975
4,600	Constellation Brands, Inc. (b)	151,478
5,900	Flowers Foods, Inc.	152,220
5,000	Ralcorp Holding, Inc. (b)	156,800
4,100	Sanderson Farms, Inc.	165,230
3,500	YUM! Brands, Inc. (b)	120,400

		915,103

Hotels -- 0.3%
3,100	Starwood Hotels & Resorts Worldwide, Inc.	111,507

Household Furnishings -- 0.5%
4,200	American Woodmark Corp.	231,210

Insurance -- 1.0%
4,675	Fidelity National Financial, Inc.	181,297
4,300	UnitedHealth Group, Inc.	250,174

		431,471

Common Stocks -- (Continued)
Internet Services -- 0.4%
10,600	Verisign, Inc. (b)	$172,780

Leisure -- 0.3%
3,700	Royal Caribbean Cruises Ltd.	128,723

Machinery -- 0.7%
5,400	Albany International Corp., Class A	183,060
8,200	Sauer-Danfoss, Inc.	132,840

		315,900

Measuring Devices -- 0.5%
6,000	FLIR Systems, Inc. (b)	219,000

Medical & Medical Services -- 13.1%
8,400	Apria Healthcare Group, Inc. (b)	239,148
6,100	Becton, Dickinson & Co.	250,954
4,300	Bio-Rad Laboratories, Inc., Class A (b)	247,981
5,500	Cooper Companies, Inc.	259,215
4,200	Coventry Health Care, Inc. (b)	270,858
6,700	DaVita, Inc. (b)	261,300
4,900	Dentsply International, Inc.	221,333
4,500	Genesis Healthcare Corp. (b)	102,510
4,100	Henry Schein, Inc. (b)	277,078
26,600	Hologic, Inc. (b)	460,977
5,200	Medtronic, Inc.	252,772
9,000	Neighborcare, Inc. (b)	177,750
10,100	Ocular Sciences, Inc. (b)	289,971
26,400	Option Care, Inc. (b)	281,952
3,700	Patterson Dental Co. (b)	237,392
4,700	Pediatrix Medical Group, Inc. (b)	258,923
6,200	Pharmaceutical Resources, Inc. (b)	403,930
6,800	Renal Care Group, Inc. (b)	280,160
7,200	St. Jude Medical, Inc. (b)	441,720
4,100	Varian Medical Systems, Inc. (b)	283,310

		5,499,234

Medical - HMO -- 2.6%
12,000	Humana, Inc. (b)	274,200
4,300	Mid Atlantic Medical Services, Inc. (b)	278,640
4,200	PacifiCare Health Systems, Inc. (b)	283,920
10,100	Sierra Health Services, Inc. (b)	277,245

		1,114,005

Metals & Mining -- 1.1%
4,944	Barrick Gold Corp.	112,278
2,500	Freeport-McMoran Copper & Gold, Inc., Class B	105,325
4,800	Newmont Mining Corp.	233,328

		450,931

Miscellaneous Business Services -- 5.8%
11,000	Accenture Ltd. (b)	289,520
8,400	Autodesk, Inc.	206,472
17,200	Caremark Rx, Inc. (b)	435,676
3,000	Electronic Arts, Inc. (b)	143,340
2,500	Fair Issac & Co., Inc.	122,900
2,500	GTECH Holdings Corp.	123,725
6,174	Hughes Electronics Corp. (b)	102,180
8,500	Jack Henry & Associates, Inc.	174,930
3,400	News Corp., Ltd., ADR	122,740
13,900	Polycom, Inc. (b)	271,328
4,800	Symantec Corp. (b)	166,320
5,500	Total System Services, Inc.	171,215
3,400	Univision Communications, Inc. (b)	134,946

		2,465,292

Common Stocks -- (Continued)
Office Equipment & Supplies -- 0.3%
2,700	Avid Technology, Inc. (b)	$129,600

Oil Company - Exploration & Production -- 0.9%
4,100	Pogo Producing Co.	198,030
5,733	Xto Energy, Inc.	162,244

		360,274

Personal Products -- 0.7%
10,300	NBTY, Inc. (b)	276,658

Petroleum & Petroleum Products -- 0.9%
2,100	Murphy Oil Corp.	137,151
4,700	Patina Oil & Gas Corp.	230,253

		367,404

Pharmaceutical Preparations -- 1.2%
3,900	Medicis Pharmaceutical Corp., Class A	278,070
13,600	Parexel International Corp. (b)	221,136

		499,206

Pharmaceuticals -- 0.6%
5,600	Watson Pharmaceutical, Inc. (b)	257,600

Photographic Equipment & Supplies -- 0.2%
9,600	Concord Camera Corp. (b)	88,800

Process Control Instruments -- 0.4%
8,300	Flowserve Corp. (b)	173,304

Professional Services -- 1.8%
5,200	Apollo Group, Inc., Class A (b)	353,600
3,800	Strayer Education, Inc.	413,554

		767,154

Railroad Transportation -- 0.4%
8,500	CP Ships Ltd.	176,545

Real Estate Investment Trust -- 1.3%
8,500	Annaly Mortgage Management, Inc.	156,400
3,900	Chelsea Property Group	213,759
7,700	Ventas, Inc.	169,400

		539,559

Recreation & Utility Trailer Dealers -- 0.2%
1,800	Thor Industries, Inc.	101,196

Retail -- 7.1%
16,500	7-ELEVEN, Inc. (b)	264,824
3,600	Aeropostale, Inc. (b)	98,712
3,300	AnnTaylor Stores Corp. (b)	128,700
3,300	Applebee's International, Inc.	129,591
6,100	AutoNation, Inc. (b)	112,057
2,100	Best Buy Co.	109,704
3,200	CBRL Group, Inc.	122,432
3,200	Chico's FAS, Inc. (b)	118,240
2,900	Cost Plus, Inc. (b)	118,900
4,000	CVS Corp.	144,480
5,400	Dollar General Corp.	113,346
2,700	Family Dollar Stores, Inc.	96,876
6,700	Foot Locker, Inc.	157,115
3,250	Fred's, Inc.	100,685
4,275	Hot Topic, Inc. (b)	125,942
2,000	Lowe's Cos., Inc.	110,780
2,900	O'Reilly Automotive, Inc. (b)	111,244
4,800	Pacific Sunwear of California (b)	101,376
4,600	PETsMART, Inc.	109,480
4,450	RARE Hospitality International, Inc. (b)	108,758
3,200	Regis Corp.	126,464
4,200	TBC Corp. (b)	108,402
Common Stocks -- (Continued)
Retail -- (Continued)
2,800	Tiffany & Co.	$126,560
3,500	Tuesday Morning Corp. (b)	105,875

		2,950,543

Schools -- 0.8%
8,800	Career Education Corp. (b)	352,616

Software -- 1.1%
16,200	Alliance Atlantis Communications, Inc., Class B (b)	248,184
10,400	Concord Communications, Inc. (b)	207,688

		455,872

Technology -- 2.0%
8,400	Altera Corp. (b)	190,680
5,100	Intel Corp.	164,220
4,200	Kronos, Inc. (b)	166,362
7,300	Micros Systems, Inc. (b)	316,528

		837,790

Telecommunication Equipment -- 0.9%
4,200	ADTRAN, Inc.	130,200
8,800	Tekelec (b)	136,840
17,700	Westell Technologies, Inc., Class A (b)	111,687

		378,727

Telephone & Telecommunications -- 1.0%
17,700	Aspect Communications (b)	278,952
2,000	Telephone & Data Systems, Inc.	125,100

		404,052

Transportation Services -- 2.0%
5,600	ABX Air, Inc. (b)	24,080
4,500	C.H. Robinson Worldwide, Inc.	170,595
2,500	Fedex Corp.	168,750
Common Stocks -- (Continued)
Transportation Services -- (Continued)
7,023	Heartland Express, Inc.	$169,886
6,400	J.B. Hunt Transport Services, Inc. (b)	172,865
3,586	Yellow Roadway Corp. (b)	129,704

		835,880

Wholesale Distribution -- 1.4%
2,500	CDW Corp.	144,400
4,000	Fastenal Co.	199,760
7,600	SCP Pool Corp. (b)	248,368

		592,528

Total Common Stocks (Cost $31,350,012)		37,998,443

Preferred Stock -- 0.0%
Miscellaneous Business Services -- 0.0%
691	News Corp. Ltd., ADR	20,895

Total Preferred Stock (Cost $20,000)		20,895

Mutual Funds -- 9.1%
Exchange Traded Funds -- 9.1%
16,500	iShares Russell 2000 Index Fund	1,828,200
55,000	Nasdaq 100 Index Fund	2,005,300

Total Mutual Funds (Cost $3,718,363)		3,833,500

Cash Equivalent -- 0.8%
321,034	Huntington Money Market Fund, Interfund Class*	321,034

Total Cash Equivalent (Cost $321,034)		321,034

Total Investments (Cost $35,409,409) (a) -- 100.0%		42,173,872

Liabilities in Excess of Other Assets -- 0.0%		(14,020)

Net Assets -- 100.0%		$42,159,852

See Notes to Portfolio of Investments, page 64.

Huntington Situs Small Cap Fund

December 31, 2003

Shares		Value
Common Stocks -- 99.5%
Australia -- 1.5%
Chemicals - Diversified -- 0.6%
16,000	Orica Ltd.	$168,291

Diversified Minerals -- 0.4%
41,000	Iluka Resources Ltd.	139,938

Property Trust -- 0.5%
37,100	Stockland	145,915

		454,144

Denmark -- 0.5%
Electrical & Electronic -- 0.2%
5,300	Vestas Wind Systems A/S	86,191

Pharmaceuticals -- 0.3%
2,200	Novozymes A/S, Class B	80,313

		166,504

Finland -- 0.3%
Machinery -- 0.3%
1,600	Kone OYJ, Class B	91,826

Common Stocks -- (Continued)
Germany -- 1.1%
Drugs -- 0.2%
850	Stada Arzneimittel AG	$52,803

Retail -- 0.9%
4,600	Douglas Holding AG	128,809
3,275	Fielmann AG	151,481
		280,290

		333,093

Hong Kong -- 0.5%
Retail -- 0.2%
114,000	Giordano International Ltd.	52,862

Television -- 0.3%
19,000	Television Broadcasts Ltd.	95,935

		148,797

Ireland -- 0.5%
Consumer Goods & Services -- 0.1%
124,167	Waterford Wedgewood PLC	34,456

Common Stocks -- (Continued)
Ireland -- (Continued)
Financial Services -- 0.2%
20,000	Halma PLC	$53,257

Food & Beverage -- 0.2%
3,200	Kerry Group PLC	60,141

		147,854

Italy -- 0.2%
Oil & Gas -- 0.2%
7,200	Saipem SPA	58,214

Japan -- 0.9%
Agriculture -- 0.1%
2,090	Hokuto Corp.	26,912

Fats & Oils -- 0.4%
14,000	Fuji Oil Co. Ltd.	129,980

Medical Supplies -- 0.4%
9,000	Tanabe Seiyaku Co. Ltd.	73,062
2,700	Terumo Corp.	51,269

		124,331

		281,223

Singapore -- 0.3%
Beer & Ale -- 0.3%
22,000	Asia Pacific Breweries Ltd.	81,611

Spain -- 0.4%
Public Thoroughfares -- 0.4%
8,635	Acesa Infraestructuras SA	130,592

Switzerland -- 0.3%
Confectionery -- 0.3%
10	Lindt & Spruengli AG	89,347

United Kingdom -- 1.3%
Commercial Services -- 0.4%
44,800	Aggreko PLC	123,907

Diversified Minerals -- 0.5%
8,600	Antofagasta Holdings	162,421

Industrial Goods & Services -- 0.2%
7,300	Bunzl PLC	55,768

Retail -- 0.2%
13,400	WH Smith PLC	66,087

		408,183

United States -- 91.7%
Aerospace & Defense -- 2.4%
3,800	Alliant Techsystems, Inc. (b)	219,488
20,300	Armor Holdings, Inc. (b)	534,093

		753,581

Banking -- 6.1%
13,300	Anchor Bancorp Wisconsin, Inc.	331,170
8,000	Bancshares of Florida, Inc. (b)	117,920
8,160	Banknorth Group, Inc.	265,445
30,500	Colonial Bancgroup, Inc.	528,260
7,520	First National Corp.	225,675
7,500	Main Street Banks, Inc.	198,750
5,200	WSFS Financial Corp.	233,220

		1,900,440

Common Stocks -- (Continued)
United States -- (Continued)
Building & Construction -- 1.4%
4,800	M/I Schottenstein Homes, Inc.	$187,440
3,750	MDC Holdings, Inc.	241,875

		429,315

Business Services -- 2.4%
6,900	American Management Systems, Inc. (b)	103,983
7,900	CDI Corp.	258,725
8,300	Jacobs Engineering Group, Inc. (b)	398,483

		761,191

Chemicals -- 1.2%
8,000	A. Schulman, Inc.	170,560
6,500	Albemarle Corp.	194,805

		365,365

Combination Utility Services -- 0.6%
6,100	Northwest Natural Gas Co.	187,575

Commercial Physical Research -- 0.6%
13,000	Albany Molecular Research (b)	195,260

Commercial Services & Supplies -- 1.0%
8,000	StarTek, Inc.	326,320

Communications Equipment -- 1.0%
12,800	Standard Microsystems Corp. (b)	323,840

Computer Services -- 7.7%
14,000	Cerner Corp. (b)	529,900
23,000	Espeed, Inc. (b)	538,430
18,300	Hutchinson Technology, Inc. (b)	562,542
10,300	Intergraph Corp. (b)	246,376
22,700	Transaction Systems Architects, Inc. (b)	513,701

		2,390,949

Consumer Products - Misc. -- 1.3%
7,000	The Scotts Co. (b)	414,120

Electric Services -- 5.0%
23,100	Audiovox Corp. (b)	296,604
8,000	Hawaiian Electric Industries, Inc.	378,960
19,800	Invision Technologies, Inc. (b)	664,686
17,600	Methode Electronics, Inc.	215,248

		1,555,498

Electronic Measuring Instruments -- 1.3%
7,300	Garmin Ltd.	397,704

Energy -- 0.4%
6,600	Headwaters, Inc. (b)	129,492

Fire, Marine & Casualty Insurance -- 1.8%
14,000	Arch Capital Group (b)	558,040

Food & Beverages -- 3.4%
17,477	Fresh Del Monte Produce, Inc.	416,477
6,000	Landry's Seafood Restaurants, Inc.	154,320
5,000	Performance Food Group Co. (b)	180,850
5,700	RARE Hospitality International, Inc. (b)	139,308
11,800	Ryan Family Steak Houses, Inc. (b)	178,652

		1,069,607

Gas Production & Distribution -- 0.6%
5,250	UGI Corp.	177,975

Home Furnishings Rental -- 1.0%
10,000	RENT-A-CENTER, Inc. (b)	298,800

Common Stocks -- (Continued)
United States -- (Continued)
Hotels & Lodging -- 2.1%
5,000	Kerzner International Ltd. (b)	$194,800
10,000	Mandalay Resort Group	447,200

		642,000

Household Furnishings -- 2.0%
5,000	American Woodmark Corp.	275,250
12,000	Fossil, Inc. (b)	336,120

		611,370

Insurance -- 1.0%
15,000	Scottish Annuity & Life Holdings Ltd.	311,700

Machinery -- 2.5%
10,000	Cuno, Inc. (b)	450,300
15,000	Intermagnetics General Corp. (b)	332,400

		782,700

Medical & Medical Services -- 7.1%
9,500	Bio-Rad Laboratories, Inc., Class A (b)	547,865
2,800	Coventry Health Care, Inc. (b)	180,572
8,500	Edwards Lifesciences Corp. (b)	255,680
2,000	Henry Schein, Inc. (b)	135,160
5,000	Kindred Healthcare, Inc. (b)	259,900
2,500	Mid Atlantic Medical Services, Inc. (b)	162,000
6,000	Pharmaceutical Resources, Inc. (b)	390,900
25,000	US Oncology, Inc. (b)	269,000

		2,201,077

Metals & Mining -- 4.0%
12,000	Precision Castparts Corp.	544,920
28,500	RTI International Metals, Inc. (b)	480,795
10,700	Timken Co.	214,642

		1,240,357

Miscellaneous Business Services -- 0.9%
8,000	Ryder System, Inc.	273,200

Nursing & Personal Care Facilities -- 0.4%
3,900	Manor Care, Inc.	134,823

Office Equipment -- 1.6%
16,000	Global Imaging Systems, Inc. (b)	508,000

Paper & Paper Products -- 1.2%
11,800	Universal Forest Products	379,724

Petroleum & Petroleum Products -- 5.7%
11,700	Denbury Resources, Inc. (b)	162,747
10,000	Houston Exploration Co. (b)	365,200
4,800	Hydril Co. (b)	114,864
6,875	Patina Oil & Gas Corp.	336,806
10,500	Varco International, Inc. (b)	216,615
16,500	Veritas DGC, Inc. (b)	172,920
14,733	Xto Energy, Inc.	416,944

		1,786,096

Physical Fitness Facilities -- 0.7%
15,000	Nautilus Group, Inc.	210,750

Printing & Publishing -- 1.0%
4,600	Banta Corp.	186,300
9,600	Paxar Corp. (b)	128,640

		314,940

Common Stocks -- (Continued)
United States -- (Continued)
Real Estate Investment Trusts -- 1.6%
3,300	CBL & Associates Properties, Inc.	$186,450
2,600	Colonial Properties Trust	102,960
3,000	Healthcare Realty Trust, Inc.	107,250
10,900	HRPT Properties Trust	109,981

		506,641

Recreation & Utility Trailer Dealers -- 0.7%
3,600	Thor Industries, Inc.	202,392

Residential Building Construction -- 0.5%
4,100	Toll Brothers, Inc. (b)	163,016

Residential Lighting Fixtures -- 1.3%
11,600	Thomas Industries, Inc.	402,056

Retail -- 8.5%
5,000	AnnTaylor Stores Corp. (b)	195,000
8,000	Claire's Stores, Inc.	150,720
5,500	Columbia Sportswear Co. (b)	299,750
14,500	Pier 1 Imports, Inc.	316,970
11,500	Polo Ralph Lauren Corp.	331,200
11,100	Reebok International Ltd.	436,452
18,200	Urban Outfitters (b)	674,310
9,000	West Marine, Inc. (b)	250,290

		2,654,692

Semiconductor Equipment -- 0.9%
8,000	Imation Corp.	281,200

Steel -- 0.9%
2,600	Quanex Corp.	119,860
9,000	Steel Technologies, Inc.	159,210

		279,070

Surgical Appliances & Supplies -- 1.8%
23,000	Mentor Corp.	553,380

Technology -- 2.2%
12,000	Black Box Corp.	552,840
20,000	Compuware Corp. (b)	120,800

		673,640

Telecommunications -- 0.7%
18,000	Inet Technologies, Inc. (b)	216,000

Transportation Services -- 2.8%
21,000	Kansas City Southern Industries, Inc. (b)	300,720
28,750	Werner Enterprises, Inc.	560,338

		861,058

Travel Services -- 0.4%
13,000	Pegasus Solutions, Inc. (b)	136,110

		28,561,064

Total Common Stocks (Cost $23,421,332)		30,952,452

Cash Equivalents -- 0.8%
262,387	Huntington Money Market Fund, Interfund Class*	262,387

Total Cash Equivalents (Cost $262,387)		262,387

Total Investments (Cost $23,683,719) (a) -- 100.3%		31,214,839

Liabilities in Excess of Other Assets -- (0.3)%		(94,876)

Net Assets -- 100.0%		$31,119,963

See Notes to Portfolio of Investments, page 64.

Huntington Mortgage Securities Fund

December 31, 2003

Principal Amount		Value
U.S. Government Agencies & Mortgage Backed Agencies -- 80.7%
Federal Home Loan Mortgage Corporation -- 19.2%
$500,000	5.125%, 8/20/12	$500,174
1,000,000	5.500%, 7/15/21	988,233
3,009	Pool # 380059, 9.500%, 10/1/04	3,089
402,577	Pool # C90237, 6.500%, 11/1/18	423,237
384,606	Pool # D69575, 7.500%, 3/1/26	414,565
33,750	REMIC Series 2230, Class PN, 7.000%, 3/15/29	33,737
1,000,000	REMIC Series 2543, Class PQ, 5.500%, 4/15/22	1,024,165
2,000,000	REMIC Series 2553, Class AE, 5.500%, 9/15/29	2,027,877
1,870,225	REMIC Series 2635, Class DT, 3.500%, 1/15/18	1,827,635
1,500,000	Series 2670, Class QP, 4.000%, 2/15/27	1,471,152

		8,713,864

Federal National Mortgage Association -- 57.8%
1,000,000	2.875%, 5/19/08	976,586
1,909,332	4.500%, 7/1/18	1,914,310
250,491	Pool # 250551, 7.000%, 5/1/26	265,918
379,690	Pool # 254296, 6.500%, 4/1/22	398,217
1,235,004	Pool # 254486, 5.000%, 9/1/17	1,261,476
1,366,479	Pool # 254720, 4.500%, 5/1/18	1,370,042
1,409,925	Pool # 254759, 4.500%, 6/1/18	1,413,601
1,459,389	Pool # 254831, 5.000%, 8/1/23	1,465,452
1,967,577	Pool # 254908, 5.000%, 9/1/23	1,975,751
547,738	Pool # 602879, 6.000%, 11/1/31	566,602
1,364,163	Pool # 663808, 5.000%, 11/1/17	1,393,403
1,117,779	Pool # 681289, 5.500%, 1/1/18	1,159,901
1,769,562	Pool # 684488, 5.000%, 12/1/17	1,807,492
1,873,368	Pool # 693256, 5.000%, 4/1/18	1,913,696
267,580	Pool # E65142, 6.500%, 7/1/11	283,798
1,347,249	REMIC Series 1998-M, Class A2, 6.250%, 1/25/08	1,464,163
1,242,418	REMIC Series 2001-60, Class GR, 6.000%, 4/25/30	1,263,542
365,626	REMIC Series 2003-3, Class JA, 5.000%, 2/25/18	367,214
851,294	REMIC Series 2399, Class EC, 5.500%, 1/15/09	880,748
2,000,000	REMIC Series 2481, Class PE, 6.000%, 4/15/31	2,080,373
538,050	REMIC Series 2584, Class LE, 4.000%, 12/15/13	511,838
113,271	Series 2002-83, Class JG, 5.000%, 12/25/17	113,416
1,434,877	Series 2003-28, Class KA, 4.250%, 3/25/22	1,420,145

		26,267,684

Principal Amount or Shares		Value
U.S. Government Agencies & Mortgage Backed Agencies -- (Continued)
Government National Mortgage Association -- 3.7%
$6,142	Pool # 328651, 8.500%, 5/15/07	$6,636
1,615,000	REMIC Series 2002-13, Class KC, 6.000%, 7/16/30	1,685,069

		1,691,705

Total U.S. Government Agencies & Mortgage Backed Agencies (Cost $36,354,470)		36,673,253

Common Stocks -- 17.8%
Real Estate Investment Trusts -- 17.8%
6,000	Alexandria Real Estate Equities, Inc.	347,400
2,000	Avalonbay Communities, Inc.	95,600
5,000	Boston Properties, Inc.	240,950
7,500	Brandywine Realty Trust	200,775
3,500	Camden Property Trust	155,050
1,089	Catellus Development Corp.	26,267
4,500	CBL & Associates Properties, Inc.	254,250
4,500	CenterPoint Properties Corp.	337,050
10,000	Developers Diversified Realty Corp.	335,700
6,000	Duke Realty Corp.	186,000
4,000	Equity Office Properties Trust	114,600
7,500	Equity Residential Properties Trust	221,325
4,500	Essex Property Trust, Inc.	288,990
2,500	Gables Residential Trust	86,850
9,000	General Growth Properties	249,750
1,000	Getty Realty Corp.	26,150
2,500	Health Care Property Investors, Inc.	127,000
9,000	Healthcare Realty Trust, Inc.	321,750
5,000	Heritage Property Investment	142,250
5,000	Home Properties, Inc.	201,950
6,500	Hospitality Properties Trust	268,320
5,000	Keystone Property Trust	110,450
5,500	Kimco Realty Corp.	246,125
2,500	Kramont Realty Trust	45,250
6,000	Mack-Cali Realty Corp.	249,720
2,000	Manufactured Home Communities, Inc.	75,300
5,500	Mills Corp.	242,000
3,000	Parkway Properties, Inc.	124,800
6,000	Pennsylvania Real Estate Investment Trust	217,800
6,000	Prologis Trust	192,540
7,500	Public Storage, Inc.	325,425
2,500	Regency Centers Corp.	99,625
4,500	Rouse Co.	211,500
2,500	Shurgard Storage Centers, Inc., Class A	94,125
6,000	Simon Property Group, Inc.	278,040
7,000	SL Green Realty Corp.	287,350
1,000	Sun Communities, Inc.	38,700
4,500	United Dominion Realty Trust, Inc.	86,400
14,000	Ventas, Inc.	308,000
4,500	Vornado Realty Trust	246,375
Shares		Value
Common Stocks -- (Continued)
Real Estate Investment Trusts -- (Continued)
6,000	Washington Real Estate Investment Trust	$175,200
5,000	Weingarten Realty Investors	221,750

Total Common Stocks (Cost $5,722,494)		8,104,452

Shares		Value
Cash Equivalent -- 1.1%
478,700	Huntington Money Market Fund, Interfund Class*	$478,700

Total Cash Equivalent (Cost $478,700)		478,700

Total Investments (Cost $42,555,664) (a) -- 99.6%		45,256,405

Other Assets in Excess of Liabilities -- 0.4%		165,514

Net Assets -- 100.0%		$45,421,919

See Notes to Portfolio of Investments, page 64.

Huntington Ohio Tax-Free Fund

December 31, 2003

Principal Amount		Value
Municipal Bonds -- 100.0%
Ohio -- 100.0%
$750,000	Akron, OH, G.O., 6.500%, 11/1/14	$939,435

500,000	Akron, OH, G.O., Series 2, 5.300%, 12/1/11	548,225

300,000	Aurora, OH, City School District, G.O., (FGIC Ins), 5.500%, 12/1/07	327,240

375,000	Avon Lake, OH, Water System, Revenue, Series A, (AMBAC Ins), 5.500%, 10/1/15	426,649

500,000	Bay Village, OH, City School District, 5.250%, 12/1/16	549,385

500,000	Butler County, OH, G.O., (AMBAC Ins), 5.000%, 12/1/12	543,515

200,000	Butler County, OH, Transportation Improvement, Series A, 5.125%, 4/1/17	215,720

1,020,000	Canton, OH, School District, G.O., (MBIA Ins), 5.350%, 12/1/15	1,130,873

500,000	Chagrin Falls, OH, Exempt Village School District, Series 2, 5.100%, 12/1/10	551,990

75,000	Cincinnati, OH, City School District, G.O., (MBIA Ins), 5.000%, 12/1/08	84,021

150,000	Cincinnati, OH, Public Improvements, G.O., 5.000%, 12/1/12	164,948

150,000	Cincinnati, OH, Water System Revenue, 5.500%, 12/1/12	171,219

100,000	Clark County, OH, G.O., 6.000%, 12/1/15	113,170

205,000	Clermont County, OH, Refunding Revenue, Mercy Health System, Series B, (AMBAC Ins), 5.625%, 9/1/16	225,726

240,000	Cleveland, OH, Parking Facilities Revenue, 5.375%, 9/15/12	265,464

Principal Amount		Value
Municipal Bonds -- (Continued)
Ohio -- (Continued)
$250,000	Cleveland, OH, Public Improvements Refunding, G.O., (MBIA Ins), 5.500%, 8/1/05	$266,095

180,000	Cleveland, OH, Public Power System Revenue, 5.250%, 11/15/16	196,240

200,000	Cleveland, OH, Refunding Public Improvements, G.O., (MBIA Ins), 5.500%, 8/1/09	224,538

340,000	Cleveland, OH, Waterworks Refunding Revenue, (FSA Ins), 5.000%, 1/1/07	370,559

200,000	Cleveland, OH, Waterworks Refunding Revenue, Series I, (FSA Ins), 5.250%, 1/1/11	222,796

1,600,000	Cleveland, OH, Waterworks Refunding Revenue, Series I, (FSA Ins), 5.250%, 1/1/12	1,769,503

990,000	Cleveland, OH, Waterworks Refunding Revenue, Series I, (FSA Ins), 5.250%, 1/1/13	1,088,168

1,250,000	Cleveland, OH, Waterworks Refunding Revenue, Series I, (FSA Ins), 5.000%, 1/1/16	1,335,862

115,000	Cleveland, OH, Waterworks Refunding Revenue, Series I, (FSA Ins), 5.000%, 1/1/17	122,455

50,000	Columbus OH, University & College Improvements Revenue, (AMBAC Ins), 6.000%, 12/1/08	57,284

100,000	Columbus State Community College, University & College Improvements Revenue, (AMBAC Ins), 5.500%, 12/1/10	112,114

160,000	Columbus, OH, G.O., Series 1, 5.500%, 11/15/09	184,294

Principal Amount		Value
Municipal Bonds -- (Continued)
Ohio -- (Continued)
$600,000	Columbus, OH, Police/Fireman Disability, G.O., 5.000%, 7/15/13	$657,048

2,000,000	Columbus, OH, Public Improvement, G.O., Series 2, 5.000%, 6/15/12	2,218,179

560,000	Columbus, OH, Series 1, 5.000%, 6/15/12	609,666

75,000	Columbus, OH, Sewer Refunding Revenue, 5.000%, 6/1/07	82,261

80,400	Columbus, OH, Special Assessment, 5.700%, 7/15/06	87,097

175,000	Columbus, OH, Water System Revenue, 5.000%, 11/1, 5.000%, 11/1/07	193,258

370,000	Cuyahoga County, OH, 5.000%, 12/1/17	393,025

100,000	Cuyahoga County, OH, Hospital Refunding Revenue, 5.500%, 1/15/16	108,122

500,000	Cuyahoga County, OH, G.O., 5.200%, 11/15/09	540,980

500,000	Cuyahoga County, OH, G.O., Hospital Revenue, Walker Center, Series I, 5.250%, 1/1/13	554,425

200,000	Cuyahoga Falls, OH, G.O., (MBIA Ins), 5.400%, 12/1/06	218,344

500,000	Dayton, OH, G.O., (MBIA Ins), 5.000%, 12/1/12	547,520

65,000	Delaware County, OH, Sewer Improvements, G.O., 5.250%, 12/1/15	70,366

250,000	Dover, OH, Municipal Electric System, (FGIC Ins), 5.500%, 12/1/07	270,278

205,000	Dublin Ohio Various Purposes, Series A, 6.000%, 12/1/15	243,811

500,000	Euclid, OH, G.O., 5.300%, 12/1/07	542,545

500,000	Euclid, OH, G.O., 5.450%, 12/1/08	543,940

500,000	Euclid, OH, G.O., 5.000%, 12/1/12	552,335

205,000	Fairlawn, OH, G.O., 5.750%, 12/1/13	212,446

500,000	Findlay, OH, G.O., 5.500%, 7/1/08	550,075

305,000	Franklin County, OH, G.O., 6.000%, 9/1/06	320,165

500,000	Franklin County, OH, Hospital Facility Authority, Refunding Revenue, 5.800%, 11/1/10	540,740

125,000	Franklin County, OH, Public Improvements, G.O., 5.500%, 12/1/14	138,344

Principal Amount		Value
Municipal Bonds -- (Continued)
Ohio -- (Continued)
$250,000	Grandview Heights, OH, City School District, G.O., 5.400%, 12/1/05	$268,905

300,000	Greene County, OH, Water Systems Revenue, Series A, (FGIC Ins), 5.750%, 12/1/09	341,841

250,000	Hamilton County, OH, Sewer Improvement Revenue, 5.000%, 12/1/14	269,833

100,000	Hamilton County, OH, Building Renovation, 6.250%, 12/1/14	110,178

500,000	Hamilton County, OH, G.O., 5.100%, 12/1/11	512,120

1,795,000	Hamilton County, OH, G.O., 5.250%, 12/1/15	1,955,167

250,000	Hancock County, OH, Public Improvements, G.O., 5.450%, 12/1/17	275,838

315,000	Hancock County, OH, Refunding & Improvement Revenue, G.O., 5.200%, 12/1/08	338,417

170,000	Hilliard, OH, G.O., 5.350%, 12/1/06	183,379

180,000	Hilliard, OH, G.O., 5.500%, 12/1/07	194,069

250,000	Hudson City, OH, G.O., 5.000%, 12/1/14	274,108
250,000	Kent State University, OH, Revenue, (MBIA Ins), 5.000%, 5/1/05	262,125

500,000	Kent State University, OH, Revenue, (MBIA Ins), 5.300%, 5/1/10	554,015

310,000	Lakewood, OH, City School District, G.O., (FGIC Ins), 4.900%, 12/1/15	339,757

100,000	Lakewood, OH, Sewer Systems Refunding, Series B, G.O., 5.550%, 12/1/08	108,875

200,000	Lakota, OH, Local School District, G.O., (AMBAC Ins), 7.000%, 12/1/08	241,440

150,000	London, OH, City School District, G.O., 5.500%, 12/1/14	171,588

500,000	Lorain County, OH, Revenue, Series B, Catholic Healthcare Partners, 6.000%, 9/1/08	571,360

100,000	Lorain, OH, Water Authority Revenue, (AMBAC Ins), 5.100%, 10/1/09	113,000

500,000	Lucas County, OH, G.O., 5.400%, 12/1/15	542,880

205,000	Lucas County, OH, Juvenile Justice, G.O., (FGIC Ins), 5.750%, 11/15/11	227,564

Principal Amount		Value
Municipal Bonds -- (Continued)
Ohio -- (Continued)
$100,000	Mahoning County, OH, Public Improvements, G.O., (MBIA Ins), 5.700%, 12/1/09	$104,802

100,000	Mahoning County, OH, Sewer Improvements, G.O., 5.700%, 12/1/07	104,802

500,000	Mahoning County, OH, Sewer Systems, Refunding Revenue, (AMBAC Ins), 5.200%, 12/1/14	553,070

100,000	Mansfield, OH, City School District, G.O., (MBIA Ins), 5.350%, 12/1/14	110,643

500,000	Mason, OH, City School District, G.O., 5.150%, 12/1/12	561,025

300,000	Mentor, OH, Public Improvements, G.O., 5.250%, 12/1/10	336,387

250,000	Miami County, OH, G.O., 4.875%, 12/1/10	273,240

200,000	Middleburg Heights, OH, Hospital Refunding Revenue, Southwest General Health Center, 5.625%, 8/15/15	222,454

500,000	Montgomery County, OH, G.O., 5.400%, 12/1/11	554,430

250,000	Montgomery County, OH, Public Improvements, G.O., 5.300%, 12/1/06	274,485

100,000	Montgomery County, OH, Public Improvements, G.O., 5.500%, 12/1/11	115,613

50,000	Montgomery County, OH, Public Improvements, G.O., 5.500%, 12/1/13	56,897

100,000	Montgomery County, OH, Solid Waste Revenue, 5.500%, 11/1/10	108,773

155,000	Montgomery County, OH, Solid Waste Revenue, (MBIA Ins), 6.000%, 11/1/05	167,673

100,000	Muskingum County, OH, Hospital Facilities Refunding Revenue, Bethesda Hospital Association, (Connie Lee Ins), 5.400%, 12/1/16	107,467

250,000	Muskingum County, OH, Refunding & Improvement Revenue, Bethesda Care System, (Connie Lee Ins), 5.350%, 12/1/07	278,673

100,000	North Olmsted, OH, Public Improvements Refunding, G.O., (FGIC Ins), 5.250%, 12/1/11	113,406

100,000	North Olmsted, OH, Public Improvements Refunding, G.O., (FGIC Ins), 5.500%, 12/1/12	113,419

Principal Amount		Value
Municipal Bonds -- (Continued)
Ohio -- (Continued)
$100,000	North Olmsted, OH, Public Improvements, G.O., (AMBAC Ins), 5.000%, 12/1/16	$107,321

400,000	Northeast, OH, Regional Sewer District Revenue, 5.500%, 11/15/12	431,788

235,000	Norwalk, OH, G.O., 5.550%, 4/1/09	257,205

250,000	Norwalk, OH, G.O., 5.600%, 4/1/10	273,605

300,000	Norwalk, OH, Refunding, G.O., 5.900%, 4/1/15	329,931

420,000	Ohio State Building Authority Revenue, Series A, 5.375%, 10/1/12	473,781

1,020,000	Ohio State Building Authority Revenue, Series A, 5.375%, 10/1/14	1,140,951

50,000	Ohio State Building Authority Sports Facilities Revenue, 4.875%, 10/1/09	54,142

70,000	Ohio State Building Authority Sports Facilities Revenue, (FSA Ins), 5.200%, 10/1/09	78,834

300,000	Ohio State Building Authority Sports Facilities Revenue, (FSA Ins), 5.375%, 10/1/11	334,323

150,000	Ohio State Building Authority State Facilities Refunding Revenue, Adult Correctional, Series A, (FSA Ins), 5.000%, 10/1/05	159,254

300,000	Ohio State Building Authority State Facilities Revenue, Administration Building, Series A, 5.375%, 10/1/13	339,768

400,000	Ohio State Building Authority State Facilities Revenue, Adult Correctional, Series A, 5.500%, 10/1/09	459,088

135,000	Ohio State Building Authority State Facilities Revenue, Adult Correctional, Series A, 5.500%, 10/1/15	152,635

200,000	Ohio State Building Authority State Facilities, Adult Correctional, Series A, 5.500%, 10/1/13	227,822

1,500,000	Ohio State Building Authority, Series A, 5.250%, 10/1/11	1,682,279

190,000	Ohio State Higher Education Capital Facilities, G.O., Series II-A, 5.500%, 12/1/09	218,831

Principal Amount		Value
Municipal Bonds -- (Continued)
Ohio -- (Continued)
$200,000	Ohio State Higher Education Capital Facilities, G.O., Series B, 5.625%, 5/1/15	$233,264

200,000	Ohio State Higher Education Facility Refunding Revenue, Oberlin College, 5.250%, 10/1/14	227,952

445,000	Ohio State Higher Education Facility Revenue, Denison University Project, 5.400%, 11/1/11	487,506

535,000	Ohio State Higher Education, Series A, 5.000%, 5/1/09	598,280

1,000,000	Ohio State Higher Educational Facilities Revenue, Case Western Reserve University, 5.000%, 10/1/11	1,092,839

300,000	Ohio State Higher Educational Facilities Revenue, Xavier University, (MBIA Ins), 5.350%, 5/15/12	332,682

400,000	Ohio State Infrastructure Improvement Refunding, G.O., Series R, 5.250%, 8/1/12	445,324

250,000	Ohio State Mental Health Capital Facilities Revenue, Series II-A, 5.000%, 6/1/08	277,570

810,000	Ohio State Natural Resources Capital Facilities, G.O., 4.800%, 4/1/10	867,648

2,040,000	Ohio State Public Facilities Commision Refunding Revenue, Series II-A, (MBIA Ins), 5.000%, 12/1/11	2,242,836

260,000	Ohio State Public Facilities Commission Refunding Revenue, 4.500%, 6/1/05	271,562

100,000	Ohio State Public Facilities Commission Revenue, Higher Education Capital Facilities, Series II-A, 4.500%, 11/1/09	109,835

175,000	Ohio State Public Facilities Commission Revenue, Higher Education Capital Facilities, Series II-A, 5.000%, 11/1/12	190,699

100,000	Ohio State Public Facilities Commission Revenue, Mental Health, (MBIA Ins), 4.500%, 12/1/06	105,877

350,000	Ohio State Public Improvements, G.O., 5.900%, 8/1/06	382,018

100,000	Ohio State University General Receipts Revenue, Series A, 5.125%, 12/1/11	112,649

Principal Amount		Value
Municipal Bonds -- (Continued)
Ohio -- (Continued)
$900,000	Ohio State Water Development Authority Pollution Control Facilities Revenue, (MBIA Ins), 5.000%, 12/1/14	$971,397

1,000,000	Ohio State Water Development Authority Pollution Control Facilities Revenue, (MBIA Ins), 5.000%, 6/1/15	1,078,180

100,000	Ohio State Water Development Authority Revenue, 5.000%, 12/1/09	111,612

200,000	Ohio State Water Development Authority Revenue, 5.250%, 12/1/11	223,356

170,000	Ohio State Water Development Authority Revenue, (AMBAC Ins), 6.000%, 12/1/08	172,263

95,000	Ohio State Water Development Authority Revenue, (MBIA Ins), 5.750%, 12/1/05	96,252

745,000	Ohio State Water Development Authority Revenue, Public Improvements, (FSA Ins), 5.000%, 6/1/14	806,470

115,000	Ohio State Water Development Authority, Polution Control Facilities Revenue, Water Quality Series, 5.500%, 6/1/12	128,931

975,000	Ohio State Water Development Authority, Sewer System Improvements Revenue, (FSA Ins), 5.000%, 6/1/15	1,052,102

55,000	Portage County, OH, Hospital Revenue, 5.800%, 11/15/15	59,747

500,000	Rocky River, OH, City School District, G.O., 5.150%, 12/1/08	563,100

500,000	Solon, OH, G.O., 5.250%, 12/1/07	538,225

500,000	Springboro, OH, G.O., 5.250%, 12/1/16	545,265

55,000	Strongsville, OH, G.O., 6.700%, 12/1/11	62,954

250,000	Summit County, OH, G.O., (MBIA Ins), 5.650%, 12/1/07	256,173

235,000	Swanton, OH, Local School Disctrict, School Improvement, G.O., (FGIC Ins), 4.900%, 12/1/15	255,798

500,000	Teays Valley, OH, Local School District, School Facilities Construction & Improvement, GO, (FGIC Ins), 5.150%, 12/1/14	547,635

Principal Amount		Value
Municipal Bonds -- (Continued)
Ohio -- (Continued)
$115,000	Toledo, OH, Sewer System Revenue, 5.250%, 11/15/13	$129,396

500,000	Troy, OH, Capital Facilities, G.O., 6.250%, 12/1/11	579,835

350,000	Trumbull County, OH, Public Improvements Refunding, G.O., (MBIA Ins), 5.125%, 12/1/13	395,665

550,000	Twinsburg, OH, Local School District, G.O., (FGIC Ins), 5.400%, 12/1/09	612,354

500,000	University of Cincinnati, OH, COP, University Center Project, 5.100%, 6/1/11	568,245

250,000	University of Cincinnati, OH, General Receipts Revenue, Series V, 5.250%, 6/1/08	264,255

265,000	University of Cincinnati, OH, General Receipts Revenue, Series V, 5.350%, 6/1/09	280,476

60,000	University of Toledo, OH, 5.000%, 6/1/08	62,062

500,000	Vandalia, OH, Various Purpose Improvement Revenue, G.O., 5.450%, 12/1/10	550,580

175,000	Warren County, OH, Sewer Improvement, P&G Co./Lower Miami, G.O., 5.250%, 12/1/08	188,206

Principal Amount or Shares		Value
Municipal Bonds -- (Continued)
Ohio -- (Continued)
$185,000	Warren County, OH, Sewer Improvement, P&G Co./Lower Miami, G.O., 5.350%, 12/1/09	$198,943

400,000	Warren County, OH, Water Improvement, The P&G Project, G.O., 5.250%, 12/1/07	429,792

500,000	Wauseon Village, OH, School District, G.O., 5.450%, 12/1/14	553,620

100,000	West Clermont, OH, Local School District, G.O., (AMBAC Ins), 6.900%, 12/1/12	112,319

500,000	Westlake, OH, City School District, Series A, G.O., 5.500%, 12/1/10	560,370

500,000	Westlake, OH, Refunding and Improvement, G.O., 5.350%, 12/1/10	569,655

165,000	Whitehall, OH, 4.950%, 12/1/10	181,112

100,000	Worthington, OH, 5.000%, 12/1/09	111,636

100,000	Youngstown, OH, G.O., (MBIA Ins), 6.125%, 12/1/14	106,216

Total Municipal Bonds (Cost $59,838,328)		63,040,472

Cash Equivalent -- 0.0%
20,369	Merrill Lynch Institutional Tax Exempt Fund	20,369

Total Cash Equivalent (Cost $20,369)		20,369

Total Investments (Cost $59,858,697) (a) -- 100.0%		63,060,841

Liabilities in Excess of Other Assets -- 0.0%		(13,598)

Net Assets -- 100.0%		$63,047,243

See Notes to Portfolio of Investments, page 64.

Huntington Michigan Tax-Free Fund

December 31, 2003

Principal Amount		Value
Municipal Bonds -- 99.6%
Michigan -- 99.6%
$80,000	Alpena, MI, Public Schools, G.O., (MBIA Ins), 5.500%, 5/1/09	$87,516

295,000	Atherton, MI, Community School District, 6.000%, 5/1/09	344,466

150,000	Bath, MI, Community Schools Refunding, G.O., (FGIC Ins), 5.750%, 5/1/25	161,306

100,000	Bedford, MI, Public School District, G.O., (FSA Ins), 4.650%, 5/1/12	105,677

400,000	Birmingham, MI, G.O., 5.750%, 10/1/14	454,948

Principal Amount		Value
Municipal Bonds -- (Continued)
Michigan -- (Continued)
$500,000	Brandon, MI, School District, G.O., (FGIC Ins), 5.875%, 5/1/16	$554,499

100,000	Burton, MI, Water Supply & Sewer, 5.000%, 12/1/08	111,782

500,000	Cadillac, MI, Area Public Schools, (FGIC Ins), 5.375%, 5/1/10	537,690

800,000	Caledonia, MI, Community Schools, 5.250%, 5/1/15	880,575

135,000	Clarkson, MI, Community Schools Refunding, G.O., (AMBAC Ins), 5.000%, 5/1/08	149,967
Principal Amount		Value
Municipal Bonds -- (Continued)
Michigan -- (Continued)
$300,000	Coopersville, MI, Public Schools, (MBIA Ins), 4.875%, 5/1/15	$315,897

75,000	Decatur, MI, Public Schools, G.O., (FSA Ins), 5.500%, 5/1/05	79,147

150,000	Detroit, MI, Public Improvements, Series A, G.O., (FGIC Ins), 5.375%, 4/1/11	165,149

300,000	Detroit, MI, Public Improvements, Series A, G.O., (MBIA Ins), 5.500%, 4/1/06	326,283

400,000	Detroit, MI, Refunding, Series B, G.O., (MBIA Ins), 5.000%, 4/1/06	429,016

75,000	Detroit, MI, Refunding, Series B, G.O., (MBIA Ins), 6.375%, 4/1/06	80,573

300,000	Detroit, MI, School District, G.O., (FGIC Ins), 5.375%, 5/1/15	332,430

100,000	Detroit, MI, Sewer Disposal Revenue, (MBIA Ins), 5.250%, 7/1/09	106,837

100,000	Ferndale, MI, G.O., (FGIC Ins), 6.000%, 5/1/08	115,180

500,000	Ferndale, MI, G.O., (FGIC Ins), 5.250%, 4/1/16	540,275

250,000	Ferris State University, (FGIC Ins), 5.150%, 10/1/09	267,248

250,000	Forest Hills, MI, Public Schools, 5.250%, 5/1/13	276,228

400,000	Fowlerville, MI, Community Schools, (MBIA Ins), 5.350%, 5/1/10	444,452

200,000	Genesee County, MI, Building Authority, (AMBAC Ins), 5.100%, 5/1/14	216,564

50,000	Gerrish & Higgins, MI, School District Refunding, G.O., (FSA Ins), 5.100%, 5/1/10	52,962

500,000	Gibraltar, MI, School District, (MBIA Ins), 5.000%, 5/1/08	555,434

200,000	Godwin Heights, MI, Public Schools, G.O., 5.600%, 5/1/14	223,848

545,000	Grand Rapids, MI, Downtown Development Authority, (MBIA Ins), 6.600%, 6/1/08	567,214

490,000	Greenville, MI, Public Schools, (FSA Ins), 4.900%, 5/1/13	518,053

500,000	Grosse Isle Township, MI, School District, (FGIC Ins), 5.600%, 5/1/10	559,569

655,000	Holland, MI, Water Supply System, 5.250%, 7/1/12	700,771

200,000	Howell, MI, Public Schools, G.O., 5.000%, 5/1/10	224,326

Principal Amount		Value
Municipal Bonds -- (Continued)
Michigan -- (Continued)
$200,000	Huron Valley, MI, School District, G.O., 5.500%, 5/1/17	$223,702

100,000	Huron Valley, MI, School District, G.O., (FGIC Ins), 5.350%, 5/1/07	110,738

80,000	Ingham County, MI, Building Authority Refunding Revenue, (AMBAC Ins), 5.000%, 11/1/16	84,342

50,000	Kalamazoo, MI, Building Authority, 4.400%, 10/1/10	53,392

450,000	Kelloggsville, MI, Public Schools, (FGIC Ins), 5.000%, 5/1/13	485,060

175,000	Kent County, MI, Building Authority, G.O., 5.000%, 11/1/09	192,089

250,000	Kent County, MI, Building Authority, G.O., 5.000%, 6/1/14	271,665

25,000	Kent County, MI, Building Authority, G.O., 4.800%, 6/1/16	26,518

100,000	Kent County, MI, Hospital Finance Authority Revenue, Series A, 5.000%, 1/15/06	105,515

500,000	Lake Shore, MI, Public Schools, (FSA Ins), 5.400%, 5/1/12	547,064

250,000	Lansing, MI, Board of Water & Light, 5.000%, 7/1/15	283,365

75,000	Lansing/Ingham County, MI, Building Authority, G.O., 5.125%, 11/1/10	83,738

200,000	Lansing/Ingham County, MI, Building Authority, G.O., 5.200%, 11/1/11	222,398

100,000	Livingston County, MI, Water & Sewer Improvements Revenue, (MBIA Ins), 5.000%, 6/1/15	105,525

110,000	Mancelona, MI, Public Schools, (FGIC Ins), 5.200%, 5/1/12	117,962

45,000	Michigan Municipal Building Authority, 5.250%, 10/1/07	50,015

75,000	Michigan Municipal Building Authority, 6.000%, 10/1/07	85,223

250,000	Michigan Municipal Building Authority, 5.875%, 10/1/17	298,278

100,000	Michigan State Building Authority, 5.500%, 10/1/05	107,077

250,000	Michigan State Building Authority, 5.000%, 10/15/07	274,930

250,000	Michigan State Building Authority, 5.100%, 10/1/08	282,110

150,000	Michigan State Building Authority, 5.000%, 10/15/08	167,232

50,000	Michigan State Building Authority, 5.200%, 10/1/09	56,601

Principal Amount		Value
Municipal Bonds -- (Continued)
Michigan -- (Continued)
$1,420,000	Michigan State Building Authority, 5.000%, 10/15/12	$1,585,629

1,030,000	Michigan State Building Authority, 5.000%, 10/15/14	1,150,138

500,000	Michigan State Building Authority, 5.125%, 10/15/15	545,600

100,000	Michigan State Building Authority Revenue, 5.500%, 10/15/06	109,826

300,000	Michigan State Building Authority Revenue, 6.500%, 10/1/07	348,003

200,000	Michigan State Certificate Participation, New Center Development, Inc., (MBIA Ins), 5.500%, 9/1/07	223,858

500,000	Michigan State Certificate Participation, New Center Development, Inc., (MBIA Ins), 5.250%, 9/1/09	566,625

300,000	Michigan State Comprehensive Transit Refunding Revenue, Series A, (MBIA Ins), 5.250%, 8/1/12	328,497

610,000	Michigan State Comprehensive Transit Revenue, Series A, (MBIA Ins), 5.000%, 11/1/10	673,336

125,000	Michigan State Environmental Protection Unrefunded, G.O., 4.875%, 11/1/07	132,708

660,000	Michigan State Hospital Financing Authority, (AMBAC Ins), 6.000%, 1/1/09	690,591

10,000	Michigan State Hospital Financing Authority, (AMBAC Ins), 5.750%, 5/15/16	10,205

365,000	Michigan State Underground Storage Tank Financial Assurance Authority, (AMBAC Ins), 5.500%, 5/1/09	397,025

50,000	Muskegon, MI, G.O., (MBIA Ins), 4.000%, 6/1/06	52,720

50,000	Oakland County, MI, 4.950%, 10/1/09	53,369

200,000	Onekama, MI, Consolidated School District, G.O., (MBIA Ins), 5.375%, 5/1/16	211,176

75,000	Onsted, MI, Community Schools, G.O., (MBIA Ins), 5.250%, 5/1/17	81,204

55,000	Ottawa County, MI, Holland Township Water Supply, G.O., 5.500%, 8/1/06	60,043

500,000	Paw Paw, MI, Public School District, G.O., (FGIC Ins), 6.500%, 5/1/09	597,840

100,000	Pinckney, MI, Community Schools, G.O., (FGIC Ins), 5.500%, 5/1/12	109,596

Principal Amount		Value
Municipal Bonds -- (Continued)
Michigan -- (Continued)
$200,000	Potterville, MI, Public Schools, G.O., (FSA Ins), 5.550%, 5/1/14	$230,200

150,000	Reeths-Puffer, MI, Schools, G.O., (FGIC Ins), 5.250%, 5/1/12	161,451

490,000	Romeo, MI, Community School District, G.O., 5.250%, 5/1/15	539,353

640,000	Saginaw Valley State University, (AMBAC Ins), 5.000%, 7/1/12	706,605

200,000	South Lyon, MI, Community Schools, G.O., (FGIC Ins), 5.375%, 5/1/06	216,736

500,000	St. Joseph, MI, Hospital Financing Authority, (AMBAC Ins), 5.125%, 1/1/09	510,815

200,000	Sterling Heights, MI, 5.600%, 10/1/13	225,864

50,000	Sterling Heights, MI, Public Improvements, G.O., 5.250%, 10/1/06	54,556

120,000	Traverse City, MI, Area Public Schools, (FGIC Ins), 7.250%, 5/1/07	139,963

400,000	Troy, MI, Downtown Development Authority, (LOC-Radian), 6.100%, 11/1/10	438,688

275,000	Unionville-Sebewaing, MI, Area School District, 5.000%, 5/1/07	300,897

300,000	University of Michigan Refunding Revenue, Series A-1, 5.250%, 12/1/10	326,790

500,000	Van Buren County, MI, G.O., (AMBAC Ins), 5.000%, 5/1/16	534,165

100,000	Waterford, MI, School District Refunding, G.O., 5.000%, 6/1/14	106,540

150,000	Wayne County, MI, G.O., 5.200%, 10/1/12	168,231

125,000	Wayne County, MI, G.O., 5.250%, 6/1/16	135,535

750,000	Wayne County, MI, Public Improvements, Series A, G.O., 5.250%, 10/1/12	836,115

350,000	Wayne County, MI, Westland Community Schools, G.O., 5.125%, 5/1/11	381,532

100,000	Wayne County, MI, Westland Community Schools, G.O., (FSA Ins), 5.125%, 5/1/14	107,911

500,000	Wayne State University, (FGIC Ins), 4.750%, 11/15/08	552,700

110,000	West Branch Rose City, MI, Area School District, G.O., 5.375%, 5/1/07	121,675

Principal Amount		Value
Municipal Bonds -- (Continued)
Michigan -- (Continued)
$355,000	West Ottawa, MI, Public School District, (FGIC Ins), 5.400%, 5/1/09	$395,019

145,000	West Ottawa, MI, Public School District, (FGIC Ins), 5.400%, 5/1/09	159,135

75,000	Western Michigan University Refunding Revenue, (FGIC Ins), 5.000%, 11/15/11	82,346

250,000	Whiteford, MI, Agricultural School District, 5.000%, 5/1/15	269,848

100,000	Whittemore Prescott, MI, Area School District, 5.200%, 5/1/09	108,401

Principal Amount or Shares		Value
Municipal Bonds -- (Continued)
Michigan -- (Continued)
$85,000	Wyandotte, MI, Electric Utility Refunding Revenue, (MBIA Ins), 5.375%, 10/1/13	$94,759

Total Municipal Bonds (Cost $29,262,784)		30,554,240
Cash Equivalent -- 0.1%
42,295	Merrill Lynch Institutional Tax Exempt Fund	42,295

Total Cash Equivalent (Cost $42,295)		42,295

Total Investments (Cost $29,305,079) (a) -- 99.7%		30,596,535

Other Assets in Excess of Liabilities -- 0.3%		79,673

Net Assets -- 100.0%		$30,676,208

See Notes to Portfolio of Investments, page 64.

Huntington Fixed Income Securities Fund

December 31, 2003

Principal Amount		Value
Corporate Bonds -- 56.0%
Auto/Truck Parts & Equipment -- 0.6%
$1,000,000	Carlisle Cos., Inc., 7.250%, 1/15/07	$1,088,151

Banks -- 1.3%
1,000,000	First Tennessee Bank, 6.400%, 4/1/08	1,105,198
1,000,000	KeyCorp, 6.750%, 3/15/06	1,092,009

		2,197,207

Building & Construction -- 1.0%
1,500,000	Hanson PLC, 7.875%, 9/27/10	1,770,491

Business Services -- 0.6%
1,000,000	Reynolds & Reynolds, 7.000%, 12/15/06	1,087,538

Diversified Financial Services -- 8.6%
2,000,000	American General Finance, 6.100%, 5/22/06	2,163,474
1,000,000	Bear Stearns Co., 6.625%, 1/15/04	1,001,362
1,000,000	Ford Motor Credit Co., 7.750%, 3/15/05	1,055,290
2,000,000	Ford Motor Credit Co., 7.600%, 8/1/05	2,137,628
2,000,000	General Electric Capital Corp., 5.450%, 1/15/13	2,080,654
3,000,000	Lehman Brothers Holdings, 7.500%, 9/1/06	3,366,995
1,000,000	MBNA America Bank N.A., 6.500%, 6/20/06	1,088,787
1,000,000	MBNA Corp., 6.875%, 6/1/05	1,064,643
1,000,000	SLM Corp., 5.000%, 10/1/13	993,631

		14,952,464

Diversified Manufacturing -- 2.0%
2,000,000	Eaton Corp., 8.900%, 8/15/06	2,313,824
1,000,000	Norsk Hydro AS, 6.700%, 1/15/18	1,109,689

		3,423,513

Principal Amount		Value
Corporate Bonds -- (Continued)
Diversified Telecommunications -- 0.7%
$1,000,000	Alltel Ohio LP, 8.000%, 8/15/10 (c)	$1,202,879

Electrical Services -- 5.8%
1,000,000	Atlantic City Electric, 6.750%, 5/12/08	1,084,429
1,000,000	Cincinnati Gas & Electric Co., 6.400%, 4/1/08	1,094,617
1,000,000	Cinergy Global Resources, 6.200%, 11/3/08 (c)	1,102,116
1,000,000	CLECO Corp., 6.520%, 5/15/09	1,059,716
1,000,000	Constellation Energy Group, 7.600%, 4/1/32	1,170,394
2,000,000	Dominion Resources, Inc., 5.000%, 3/15/13	1,990,683
1,300,000	Jersey Central Power & Light, 7.125%, 10/1/04	1,302,163
1,185,000	Pacificorp, 6.750%, 4/1/05	1,253,482

		10,057,600

Electronic Components -- 0.7%
1,000,000	Philips Electronics NV, 8.375%, 9/15/06	1,135,006

Electronic Equipment & Instruments -- 2.4%
2,000,000	Comed Financing III, 6.350%, 3/15/33	1,991,338
1,000,000	Cooper Industries, Inc., 5.250%, 7/1/07	1,069,173
1,000,000	Thermo Electron Corp., 7.625%, 10/30/08	1,142,247

		4,202,758

Principal Amount		Value
Corporate Bonds -- (Continued)
Finance - Consumer Loans -- 2.5%
$2,000,000	Capital One Bank, 6.500%, 7/30/04	$2,054,946
1,000,000	General Motors Acceptance Corp., 6.875%, 9/15/11	1,077,127
1,000,000	Household Financial Corp., 5.750%, 1/30/07	1,081,103

		4,213,176

Financial Services -- 1.3%
2,000,000	Goldman Sachs Group, Inc., 6.600%, 1/15/12	2,235,060

Food - Miscellaneous/Diversified -- 1.7%
750,000	Diageo PLC, 7.125%, 9/15/04	779,535
2,000,000	Safeway, Inc., 7.250%, 9/15/04	2,074,654

		2,854,189

Health Care Products -- 0.9%
1,400,000	Allegiance Corp., 7.300%, 10/15/06	1,567,636

Household Durables -- 1.2%
2,000,000	American Home Products, 5.875%, 3/15/04	2,018,006

Insurance -- 3.6%
815,000	Ace Ina Holdings, 8.200%, 8/15/04	846,752
1,000,000	Anthem Insurance, 9.125%, 4/1/10 (c)	1,257,136
1,000,000	Everest Reinsurance Holdings Co., 8.750%, 3/15/10	1,211,984
1,750,000	Lincoln National Corp., 7.250%, 5/15/05	1,882,822
1,000,000	Metlife, Inc., 5.000%, 11/24/13	992,945

		6,191,639

Medical Instruments & Supplies -- 1.3%
2,170,000	Boston Scientific, 6.625%, 3/15/05	2,293,629

Multimedia -- 2.0%
1,000,000	AOL Time Warner, Inc., 7.750%, 6/15/05	1,079,041
1,000,000	AOL Time Warner, Inc., 7.625%, 4/15/31	1,153,768
1,000,000	E.W. Scripps Co., 6.625%, 10/15/07	1,121,828

		3,354,637

Personal Credit Institutions -- 0.6%
1,000,000	General Motors Acceptance Corp., 6.875%, 8/28/12	1,075,826

Petroleum & Petroleum Products -- 2.6%
1,000,000	Enterprise Products, 7.500%, 2/1/11	1,117,515
1,000,000	Enterprise Products, 6.375%, 2/1/13	1,046,516
1,000,000	Kinder Morgan Energy Partners, 6.800%, 3/1/08	1,105,684
1,000,000	Kinder Morgan Energy Partners, 7.400%, 3/15/31	1,142,142

		4,411,857

Printing & Publishing -- 0.9%
1,200,000	Knight-Ridder, Inc., 9.875%, 4/15/09	1,537,472

Principal Amount		Value
Corporate Bonds -- (Continued)
Pulp Mills -- 1.2%
$2,000,000	Weyerhaeuser Co., 5.500%, 3/15/05	$2,082,112

Railroads -- 1.2%
1,000,000	Atchison Topeka & Santa Fe Railroad, 6.550%, 7/1/06	1,096,779
1,000,000	Canadian National Railway, 7.000%, 3/15/04	1,010,256

		2,107,035

Real Estate Investment Trusts -- 8.3%
1,045,000	Avalon Properties, 6.875%, 12/15/07	1,165,706
2,000,000	Camden Property Trust, 7.172%, 6/21/04	2,045,932
1,000,000	Carramerica Realty Corp, 6.625%, 3/1/05	1,046,543
2,000,000	Duke Realty LP, 3.500%, 11/1/07	2,007,900
1,500,000	Gables Realty, 5.750%, 7/15/07	1,601,376
894,000	Liberty Property LP, 7.100%, 8/15/04	924,021
1,000,000	MACK-CALI Realty LP, 7.750%, 2/15/11	1,164,966
310,000	Merry Land & Investment Co., Inc, 7.250%, 6/15/05	332,595
1,899,000	Simon Debartolo, 6.875%, 11/15/06	2,115,741
580,000	Simon Property Group LP, 7.375%, 1/20/06	636,948
1,000,000	Weingarten Realty Investment, 7.350%, 7/20/09	1,144,890

		14,186,618

Retail -- 1.6%
2,500,000	Tandy Corp., 6.950%, 9/1/07	2,811,498

Telecommunication Services -- 0.7%
1,000,000	Verizon Global Funding Corp., 7.750%, 12/1/30	1,174,710

Telephone Communication -- 0.7%
1,000,000	Cox Communications, Inc., 7.750%, 8/15/06	1,121,653

Total Corporate Bonds (Cost $91,354,251)		96,354,360

U.S. Government Agencies -- 22.8%
Federal Farm Credit Bank -- 2.3%
4,000,000	2.790%, 10/16/06	4,010,452

Federal Home Loan Bank -- 8.2%
2,000,000	1.810%, 5/12/05	2,003,312
2,000,000	1.500%, 7/7/05	1,994,370
2,000,000	2.300%, 3/10/06	2,002,926
2,000,000	2.500%, 3/10/06	2,004,636
3,000,000	2.500%, 12/4/06	2,990,622
3,000,000	5.010%, 9/28/07	3,132,735

		14,128,601

Federal Home Loan Mortgage Corporation -- 5.2%
1,000,000	2.750%, 8/15/06	1,009,175
3,000,000	2.000%, 5/21/07	2,999,745
2,000,000	3.640%, 8/12/08	2,014,112
Principal Amount		Value
U.S. Government Agencies -- (Continued)
Federal Home Loan Mortgage Corporation -- (Continued)
1,000,000	5.750%, 3/15/09	$1,099,456
1,667,131	6.500%, 8/1/16	1,768,864

		8,891,352

Federal National Mortgage Association -- 6.3%
1,000,000	3.000%, 11/1/05	1,016,165
1,000,000	2.500%, 5/12/06	1,004,088
3,000,000	4.375%, 9/15/12	2,968,074
1,395,778	6.000%, 8/1/17	1,465,740
4,000,000	6.210%, 8/6/38	4,332,052

		10,786,119

Government National Mortgage Association -- 0.8%
431,757	Pool #345128, 6.500%, 1/15/24	457,196
140,903	Pool #352982, 7.500%, 5/15/24	151,922
109,299	Pool #363175, 7.000%, 11/15/08	117,350
31,424	Pool #363194, 7.000%, 1/15/09	33,717
73,781	Pool #372962, 7.000%, 3/15/24	79,114
30,785	Pool #373015, 8.000%, 6/15/24	33,673
376,704	Pool #383488, 7.000%, 2/15/09	404,181
40,909	Pool #391615, 8.500%, 9/15/24	45,042

		1,322,195

Total U.S. Government Agencies (Cost $38,458,749)		39,138,719

U.S. Treasury Obligations -- 19.3%
U.S. Treasury Bonds -- 7.9%
1,000,000	8.125%, 8/15/19	1,350,781
1,000,000	8.750%, 8/15/20	1,430,000
2,000,000	6.875%, 8/15/25	2,446,640
2,000,000	6.750%, 8/15/26	2,420,468
1,500,000	5.250%, 11/15/28	1,510,841
Principal Amount or Shares		Value
U.S. Treasury Obligations -- (Continued)
U.S. Treasury Bonds -- (Continued)
$3,000,000	6.250%, 5/15/30	$3,461,952
1,000,000	5.375%, 2/15/31	1,042,852

		13,663,534

U.S. Treasury Inflation Protected Bonds -- 3.0%
2,000,000	3.375%, 1/15/12	2,331,672
2,000,000	3.625%, 4/15/28	2,834,503

		5,166,175

U.S. Treasury Notes -- 8.4%
3,000,000	1.500%, 7/31/05	2,997,657
4,000,000	3.125%, 10/15/08	3,992,344
1,000,000	4.250%, 11/15/13	998,906
1,000,000	7.500%, 11/15/16	1,273,125
4,500,000	6.125%, 8/15/29	5,099,413

		14,361,445

Total U.S. Treasury Obligations (Cost $31,725,853)		33,191,154

Cash Equivalent -- 0.2%
351,038	Huntington Money Market Fund, Interfund Class*	351,038

Total Cash Equivalent (Cost $351,038)		351,038

Securities Held as Collateral for Securities Lending -- 3.4%
3,000,000	U.S. Treasury Note, 3.125%, 10/15/08	3,010,401
2,800,000	Federal National Mortgage Association, 4.375%, 9/15/12	2,801,943

Total Securities Held as Collateral for Securities Lending (Cost $5,812,344)		5,812,344

Total Investments (Cost $167,702,235) (a) -- 101.7%		174,847,615

Other Liabilities in Excess of Assets -- (1.7)%		2,888,721

Net Assets -- 100.0%		$171,958,894

See Notes to Portfolio of Investments, page 64.

Huntington Intermediate Government Income Fund

December 31, 2003

Principal Amount		Value
U.S. Government Agencies -- 51.5%
Federal Farm Credit Bank -- 1.2%
$1,000,000	5.750%, 1/18/11	$1,091,042
Federal Home Loan Bank -- 6.1%
1,000,000	3.040%, 5/28/08	985,385
2,000,000	5.985%, 4/9/09	2,226,216
2,000,000	6.625%, 11/15/10	2,289,750

		5,501,351

Federal Home Loan Mortgage Corporation -- 28.5%
2,000,000	3.000%, 3/29/07	1,984,090
1,500,000	4.260%, 7/19/07	1,567,100
1,255,000	3.650%, 5/7/08	1,263,440
2,000,000	3.000%, 5/13/08	1,980,016
2,000,000	5.000%, 7/30/09	2,038,986
Principal Amount		Value
U.S. Government Agencies -- (Continued)
Federal Home Loan Mortgage Corporation -- (Continued)
$1,500,000	4.500%, 12/16/10	$1,498,946
2,000,000	6.000%, 6/15/11	2,219,788
2,000,000	6.000%, 5/25/12	2,033,584
3,500,000	5.125%, 8/20/12	3,500,678
2,000,000	4.750%, 10/11/12	1,969,006
2,500,000	5.500%, 7/15/21	2,469,020
2,000,000	5.500%, 3/15/32	1,993,111
1,000,000	Series 2670, Class QP, 4.000%, 2/15/27	980,143

		25,497,908

Principal Amount		Value
U.S. Government Agencies -- (Continued)
Federal National Mortgage Association -- 11.8%
$2,000,000	2.100%, 6/26/06	$1,993,740
1,500,000	6.375%, 6/15/09	1,696,203
2,000,000	5.500%, 7/18/12	2,048,450
1,500,000	4.750%, 5/6/13	1,466,537
3,500,000	4.375%, 7/17/13	3,350,539

		10,555,469

Government National Mortgage Association -- 3.9%
1,500,000	5.500%, 1/20/23	1,510,538
2,000,000	4.000%, 8/20/32	2,010,219

		3,520,757

Total U.S. Government Agencies (Cost $45,349,371)		46,166,527

Government Mortgage Backed Agencies -- 28.8%
Federal Home Loan Mortgage Corporation -- 9.3%
1,408,117	5.000%, 10/1/09	1,444,517
1,537,093	5.000%, 5/15/14	1,581,001
1,304,859	6.000%, 8/1/17	1,369,270
1,971,066	4.250%, 1/15/18	1,983,547
1,967,862	5.000%, 8/1/23	1,975,422

		8,353,757

Federal National Mortgage Association -- 16.6%
1,000,000	5.380%, 10/2/13	1,051,955
639,352	5.000%, 10/1/17	652,856
3,044,931	5.500%, 1/1/18	3,158,725
1,155,010	5.500%, 1/1/18	1,198,175
1,907,989	5.000%, 1/25/27	1,937,895
2,631,559	5.500%, 8/25/32	2,684,823
1,164,312	4.000%, 2/25/33	1,167,811
Principal Amount or Shares		Value
Government Mortgage Backed Agencies -- (Continued)
Federal National Mortgage Association -- (Continued)
$2,349,875	Pool # 254759, 4.500%, 6/1/18	$2,355,267
558,889	Pool # 681289, 5.500%, 1/1/18	579,776
127,631	Series 2002-83, Class JG, 5.000%, 12/25/17	127,715

		14,914,998

Government National Mortgage Association -- 2.9%
1,128,998	6.000%, 1/20/29	1,168,449
1,341,455	6.000%, 3/15/32	1,395,595

		2,564,044

Total Government Mortgage Backed Agencies (Cost $25,602,279)		25,832,799

U.S. Treasury Notes 18.1%
1,000,000	7.875%, 11/15/04	1,057,227
2,000,000	4.625%, 5/15/06	2,119,688
2,000,000	6.875%, 5/15/06	2,223,360
2,000,000	7.000%, 7/15/06	2,240,234
1,000,000	6.500%, 10/15/06	1,113,867
2,000,000	6.125%, 8/15/07	2,238,360
2,000,000	3.375%, 11/15/08	2,015,860
1,000,000	5.000%, 8/15/11	1,070,156
2,000,000	4.875%, 2/15/12	2,118,124

Total U.S. Treasury Notes (Cost $15,255,241)		16,196,876

Cash Equivalent -- 1.2%
1,081,544	Huntington Money Market Fund, Interfund Class*	1,081,544

Total Cash Equivalent (Cost $1,081,544)		1,081,544

Total Investments (Cost $87,288,435) (a) -- 99.6%		89,277,746

Other Assets in Excess of Liabilities -- 0.4%		371,002

Net Assets -- 100.0%		$89,648,748

See Notes to Portfolio of Investments, page 64.

Huntington Short/Intermediate
Fixed Income Securities Fund

December 31, 2003

Principal Amount		Value
Corporate Bonds -- 74.5%
Agricultural Services -- 1.2%
$2,000,000	Monsanto Co., 4.000%, 5/15/08	$2,002,300

Aircraft -- 0.7%
1,000,000	Boeing Capital Corp., 7.100%, 9/27/05	1,081,489

Banks -- 2.5%
2,000,000	Compass Bancshares, Inc., 8.375%, 9/15/04	2,088,374
2,000,000	KeyCorp, 3.050%, 11/22/06	2,006,452

		4,094,826

Principal Amount		Value
Corporate Bonds -- (Continued)
Bottled & Canned Soft Drinks -- 1.2%
$2,000,000	PepsiAmericas, Inc., 3.875%, 9/12/07	$2,038,938

Building & Construction Products -- 1.3%
2,000,000	Masco Corp., 6.750%, 3/15/06	2,180,234

Chemicals -- 1.9%
3,000,000	Chevron Phillips Chemical Co., 5.375%, 6/15/07	3,194,010

Principal Amount		Value
Corporate Bonds -- (Continued)
Computers -- 1.3%
$2,000,000	Hewlett Packard Co., 7.150%, 6/15/05	$2,150,248

Consumer Products -- 3.4%
2,000,000	Costco Wholesale Corp., 5.500%, 3/15/07	2,157,490
1,500,000	Fortune Brands, Inc., 2.875%, 12/1/06	1,509,287
2,000,000	General Mills, Inc., 2.625%, 10/24/06	1,989,026

		5,655,803

Credit Reporting Services -- 1.3%
2,000,000	Dun & Bradstreet Corp., 6.625%, 3/15/06	2,143,522

Cruise Lines -- 0.6%
1,000,000	Carnival Corp., 7.700%, 7/15/04	1,030,207

Electrical Services -- 5.2%
1,000,000	Baltimore Gas & Electric, 5.250%, 12/15/06	1,063,161
1,000,000	Commonwealth Edison, 6.400%, 10/15/05	1,070,400
1,000,000	Indiana Michigan Power, 6.875%, 7/1/04	1,027,318
1,000,000	Ohio Power Co., (Series B), Sr. Note, 6.750%, 7/1/04	1,026,118
3,000,000	Virginia Electric & Power, 5.750%, 3/31/06	3,212,091
1,000,000	Wisconsin Energy, 5.875%, 4/1/06	1,069,277

		8,468,365

Financial Services -- 18.6%
2,000,000	AIG International Lease Finance Corp., 5.750%, 2/15/07	2,163,642
2,000,000	Bear Stearns Co., 3.000%, 3/30/06	2,030,112
2,000,000	Capital One Bank, Sr. Note, 6.875%, 2/1/06	2,163,596
2,000,000	Citi Group, Inc., 4.125%, 2/21/06	2,069,616
3,000,000	Countrywide Home Loan, 3.250%, 5/21/08	2,950,611
1,000,000	Ford Motor Credit Co., 6.500% 1/25/07	1,065,224
2,000,000	General Electric Capital Corp., 2.850%, 1/30/06	2,028,604
1,000,000	General Motors Acceptance Corp., 6.750%, 1/15/06	1,073,549
2,000,000	General Motors Acceptance Corp., 6.125%, 8/28/07	2,148,216
2,000,000	Lehman Brothers Holdings, 4.000%, 1/22/08	2,039,888
2,000,000	MBIA Global Funding LLC, 2.875%, 11/30/06 (c)	1,992,492
1,500,000	Merrill Lynch & Co., 6.550%, 8/1/04	1,544,679
3,000,000	National Rural Utilities Cooperative Finance Corp., 3.875%, 2/15/08	3,037,730
Principal Amount		Value
Corporate Bonds -- (Continued)
Financial Services -- (Continued)
$2,000,000	Textron Financial Corp., 2.171%, 2/11/05**	$2,019,294
1,000,000	Transamerica Financial, 6.370%, 5/14/04	1,017,161
1,000,000	Wells Fargo Financial, 4.875%, 6/12/07	1,061,431

		30,405,845

Grocery Stores -- 0.6%
1,000,000	Safeway, Inc., 4.800%, 7/16/07	1,037,932

Insurance -- 3.4%
2,000,000	Harman International Industries, Inc., 7.125%, 2/15/07	2,207,900
2,100,000	Metlife, Inc., 5.250%, 12/1/06	2,241,593
1,000,000	Prudential Financial, 6.375%, 7/23/06 (c)	1,089,325

		5,538,818

Machinery -- 0.6%
1,000,000	Stanley Works, 5.750%, 3/1/04	1,006,855

Miscellaneous Business Services -- 2.0%
2,000,000	Computer Science Corp., 6.750%, 6/15/06	2,193,302
1,000,000	Oracle Corp., 6.720%, 2/15/04	1,005,910

		3,199,212

Motion Picture & Video Production -- 0.7%
1,000,000	Viacom, Inc., 5.625%, 5/1/07	1,081,189

Oil & Gas Exploration Services -- 1.3%
2,000,000	Burlington Resources, Inc., 5.600%, 12/1/06	2,152,062

Petroleum Refining -- 2.5%
2,000,000	Anadarko Petroleum Corp., 3.250%, 5/1/08	1,963,940
2,000,000	Marathon Oil, 5.375%, 6/1/07	2,140,456

		4,104,396

Printing & Publishing -- 1.3%
1,000,000	Knight-Ridder, Inc., 6.300%, 12/15/05	1,076,436
1,000,000	Reed Elsevier Capital, 7.000%, 5/15/05	1,065,899

		2,142,335

Pulp Mills -- 1.9%
3,000,000	Weyerhaeuser Co., 5.500%, 3/15/05	3,123,168

Radio Broadcasting -- 1.9%
3,000,000	Clear Channel Communications, 4.625%, 1/15/08	3,094,368

Railroad Transportation -- 1.3%
2,000,000	Union Pacific Corp., 6.400%, 2/1/06	2,153,436

Principal Amount		Value
Corporate Bonds -- (Continued)
Real Estate Investment Trusts -- 4.4%
$2,000,000	Amb Property L.P., 7.200%, 12/15/05	$2,186,340
2,000,000	Archstone-Smith Trust, 3.000%, 6/15/08	1,931,216
2,000,000	HRPT Properties, 6.700%, 2/23/05	2,086,256
1,000,000	Simon Property Group, Inc., 6.750%, 2/9/04	1,004,828

		7,208,640

Residential Building Construction -- 1.6%
2,480,000	Centex Corp., 4.750%, 1/15/08	2,558,730

Retail -- 2.7%
1,000,000	CVS Corp., 5.625%, 3/15/06	1,069,407
3,000,000	Tandy Corp., 6.950%, 9/1/07	3,373,797

		4,443,204

Surgical & Medical Instruments -- 2.0%
1,000,000	Baxter International, Inc., 7.125%, 2/1/07	1,118,749
2,000,000	Guidant Corp., 6.150%, 2/15/06	2,141,668

		3,260,417

Telephone Communication -- 5.5%
1,000,000	Bell Atlantic Financial, 7.600%, 3/15/07	1,132,439
3,000,000	Cingular Wireless, 5.625%, 12/15/06	3,217,977
3,000,000	Cox Communications, Inc., 7.750%, 8/15/06	3,364,958
1,000,000	GTE Corp., 6.360%, 4/15/06	1,083,159

		8,798,533

Wholesale Distribution -- 1.6%
1,000,000	Cardinal Health Inc., Sr. Note, 4.450%, 6/30/05	1,037,564
1,600,000	Con Agra, Inc., 7.400%, 9/15/04	1,659,322

		2,696,886

Total Corporate Bonds (Cost $120,348,974)		122,045,968

Principal Amount or Shares		Value
U.S. Government Agencies -- 24.3%
Federal Farm Credit Bank -- 6.1%
$4,000,000	1.010%, 1/29/04	$3,997,032
3,000,000	1.580%, 2/22/05	3,000,018
2,000,000	1.350%, 3/18/05	1,996,614
1,000,000	4.000%, 9/24/08	1,000,076

		9,993,740

Federal Home Loan Bank -- 4.9%
6,500,000	6.875%, 8/15/05	7,039,097
1,000,000	2.830%, 6/26/08	976,257

		8,015,354

Federal Home Loan Mortgage Corporation -- 13.3%
2,000,000	2.250%, 7/6/05	2,000,250
2,000,000	2.325%, 8/26/05	2,014,668
5,000,000	5.250%, 1/15/06	5,318,585
3,000,000	2.000%, 6/9/06	2,981,085
2,000,000	3.070%, 9/29/06	2,003,694
2,000,000	2.700%, 10/2/06	2,005,262
2,000,000	3.000%, 3/29/07	1,984,090
1,000,000	4.260%, 7/19/07	1,044,733

2,500,000	3.650%, 5/7/08	2,516,813

		21,869,180

Total U.S. Government Agencies (Cost $39,164,420)		39,878,274
Cash Equivalent -- 0.2%
371,047	Huntington Money Market Fund, Interfund Class*	371,047

Total Cash Equivalent (Cost $371,047)		371,047

Total Investments (Cost $159,884,441) (a) -- 99.0%		162,295,289

Other Assets in Excess of Liabilities -- 1.0%		1,648,737

Net Assets -- 100.0%		$163,944,026

See Notes to Portfolio of Investments, page 64.

Notes to Portfolio of Investments

(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.

(b) Non-income producing security.

(c) Rule 144A, Section 4(2) or other security, which is restricted to resale to institutional investors.

Rule 144A Restricted Securities as of December 31, 2003:

Issue Description	Acquisition Date	Cost	Value	Percent of Fund
Huntington Fixed Income Securities Fund
Anthem Insurace Cos, Inc., 9.125% notes due 4/1/10 (144A)	1/31/00	$ 990,448	$1,257,136	0.73%
Alltel Ohio Limited Partenership, 8.000%, 8/15/10 (144A)	8/17/00	995,051	1,202,879	0.70%
Cinergy Global Resources, 6.200% senior notes, due 11/3/08 (144A)	4/28/03	1,121,270	1,102,116	0.64%
Huntington Short/Intermediate Fixed Income Securities Fund
MBIA Global Funding LLC, 2.875% notes due 11/30/06 (144A)	11/5/03	1,997,780	1,992,492	1.21%
Prudential Insurance Co., 6.375% senior notes due 7/23/06 (144A)	8/15/02	1,063,080	1,089,325	0.66%

* Affiliated

** Variable Rate Demand Notes--rates disclosed in effect at December 31, 2003.

The categories of investments are shown as a percentage of net assets.

The following abbreviations are used in the Portfolio of Investments:

ADR -- American Depositary Receipt	FSA -- Financial Security Assurance
AMBAC -- American Municipal Bond Assurance Corporation	GO -- Government Obligation
BAN -- Bond Anticipation Notes	LOC -- Letter of Credit
COP -- Certificate of Participation	MBIA -- Municipal Bond Insurance Association
EAFE -- Europe Australasia Far East	MSCI -- Morgan Stanley Capital International
FGIC -- Financial Guaranty Insurance Corporation	REMIC -- Real Estate Mortgage Investment Conduit
FNMA -- Federal National Mortgage Association	SPDR -- Standard & Poor's Depository Receipt

Statements of Assets and Liabilities

December 31, 2003

	Huntington Money Market Fund	Huntington Ohio Municipal Money Market Fund	Huntington Florida Tax-Free Money Fund
Assets:
Investments, at value	$605,806,601	$168,067,829	$27,280,570
Investment in affilated securities, at value	--	--	--

Total Investments	605,806,601	168,067,829	27,280,570

Investments in repurchase agreements, at cost	30,562,100	--	--
Cash	319	737	983
Foreign currencies, at value (cost $0; $0; $0; $0; $0; $0; $0; $0 and $263,815)	--	--	--
Income receivable	1,181,228	550,371	76,475
Receivable for investments sold	--	445,000	--
Receivable for shares sold	--	--	--
Tax reclaims receivable	--	--	--
Prepaid expenses and other assets	17,109	11,564	13,839

Total assets	637,567,357	169,075,501	27,371,867

Liabilities:
Options written, at value (premiums received $0; $0; $0; $0; $0; $329,316; $0; $0 and $0)	--	--	--
Cash overdraft	--	--	--
Income distribution payable	115,147	28,638	4,367
Payable for investments purchased	--	--	215,688
Payable for shares redeemed	--	--	--
Accrued expenses and other payables
Investment adviser fees	159,962	42,497	9,835
Administration fees	41,619	10,624	1,566
Sub-Administration fees	33,294	8,499	1,253
Custodian fees	14,427	3,683	543
Portfolio accounting fees	28,265	7,888	2,151
Distribution fees	103,700	28,970	4,616
Other	218,402	53,193	8,438

Total liabilities	714,816	183,992	248,457

Net Assets	$636,852,541	$168,891,509	27,123,410

Net Assets Consist of:
Paid in capital	$637,342,603	$168,864,116	$27,123,639
Net unrealized appreciation (depreciation) of investments, options and translation of assets and liabilities in foreign currency	--	--	--
Accumulated net realized gain (loss) on investments, options and foreign currency transactions	(490,061)	--	(231)
Accumulated net investment income (loss)	(1)	27,393	2

Total Net Assets	$636,852,541	$168,891,509	$27,123,410

Trust Shares	$366,115,950	$67,508,873	$19,539,215

Investment A Shares	$244,476,604	$101,382,636	$7,584,195

Investment B Shares	$63,505	--	--

Interfund Shares	$26,196,482	--	--

Shares Outstanding:
Trust Shares	366,607,412	67,496,114	19,537,667

Investment A Shares	244,458,003	101,360,532	7,584,702

Investment B Shares	63,707	--	--

Interfund Shares	26,218,972	--	--

Net Asset Value and Offering Price Per Share:
Net Asset Value Per Share
Trust Shares	$1.00	$1.00	$1.00

Investment A Shares	$1.00	$1.00	$1.00

Investment B Shares	$1.00	--	--

Interfund Shares	$1.00	--	--

Offering Price Per Share*
Trust Shares	$1.00	$1.00	$1.00

Investment A Shares	$1.00	$1.00	$1.00

Investment B Shares (3)	$1.00	--	--

Interfund Shares	$1.00	--	--

Investments, at cost	$605,806,601	$168,067,829	$27,280,570

* See "Purchasing Shares" in the Prospectus

(1) Computation of offering price per share 100/94.25 of net asset value.

(2) Computation of offering price per share 100/98.50 of net asset value.

(3) For Investment B Shares, the redemption price per share varies by length of time shares are held.

(See notes which are an integral part of the Financial Statements)

Huntington U.S. Treasury Money Market Fund	Huntington Growth Fund		Huntington Income Equity Fund		Huntington Rotating Markets Fund		Huntington Dividend Capture Fund		Huntington International Equity Fund

$344,525,137	$251,554,995		$208,600,866		$20,674,101		$71,512,845		$82,861,231
--	6,809,121		3,937,843		516,420		718,608		--

344,525,137	258,364,116		212,538,709		21,190,521		72,231,453		82,861,231

235,226,700	--		--		--		--		4,474,000
30	49		4		3		900		389
--	--		--		--		--		270,458
14,849	335,226		584,519		113,885		327,792		190,766
--	--		1,386,801		--		--		--
--	22,241		16,966		2,366		45,803		--
--	--		--		--		--		28,832
11,586	14,487		15,643		10,204		19,582		19,255

579,778,302	258,736,119		214,542,642		21,316,979		72,625,530		87,844,931

--	--		430,450		--		--		--
--	--		--		--		--		--
92,222	--		--		88,041		--		--
--	--		2,339,599		--		148,500		--
--	45,846		18,441		10,005		116,805		--
92,128	129,496		108,566		8,756		45,148		71,200
34,548	16,187		13,571		1,313		4,515		5,340
27,637	12,949		10,856		1,051		3,612		4,272
11,976	5,611		4,704		455		1,565		13,692
22,621	10,940		9,114		1,652		4,318		4,927
92,735	65,737		55,554		4,860		36,566		18,518
189,951	73,829		62,177		5,864		17,938		22,243

563,818	360,595		3,053,032		121,997		378,967		140,192

$579,214,484	$258,375,524		$211,489,610		$21,194,982		$72,246,563		$87,704,739

$579,172,831	$144,516,185		$144,540,041		$21,069,360		$65,324,193		$78,033,436
--	114,213,297		54,442,611		2,855,072		6,253,436		18,140,548
--	(353,958)		12,506,958		(2,729,451)		651,667		(8,486,831)
41,653	--		--		1		17,267		17,586

$579,214,484	$258,375,524		$211,489,610		$21,194,982		$72,246,563		$87,704,739

$542,771,405	$241,400,932		$201,271,766		$19,936,514		$47,464,232		$86,794,939

$36,443,079	$11,754,467		$3,684,243		$1,258,468		$12,408,008		$505,201

--	$5,220,125		$6,533,601		--		$12,374,323		$404,599

--	--		--		--		--		--

542,733,641	6,196,106		6,177,932		2,119,552		4,270,380		9,718,368

36,441,619	304,679		113,048		134,466		1,116,893		56,801

--	138,121		201,076		--		1,115,004		46,030

--	--		--		--		--		--

$1.00	$38.96		$32.58		$9.41		$11.11		$8.93

$1.00	$38.58		$32.59		$9.36		$11.11		$8.89

--	$37.79		$32.49		--		$11.10		$8.79

--	--		--		--		--		--

$1.00	$38.96		$32.58		$9.41		$11.11		$8.93

$1.00	$40.93	(1)	$34.58	(1)	$9.50	(2)	$11.79	(1)	$9.43	(1)

--	$37.79		$32.49		--		$11.10		$8.79

--	--		--		--		--		--

$344,525,137	$144,150,819		$157,994,964		$18,335,449		$65,978,016		$64,733,054

Statements of Assets and Liabilities

December 31, 2003

	Huntington Mid Corp America Fund		Huntington New Economy Fund		Huntington Situs Small Cap Fund
Assets:
Investments, at value	$139,740,732		$41,852,838		$30,952,452
Investments in affiliates of securities, at value	6,379,201		321,034		262,387

Total Investments	146,119,933		42,173,872		31,214,839

Cash	30		29		--
Income receivable	124,973		22,909		19,664
Receivable for investments sold	--		--		--
Receivable for shares sold	17,976		7,947		19,301
Reclaims receivable	--		--		--
Prepaid expenses and other assets	19,797		18,647		6,309

Total assets	146,282,709		42,223,404		31,260,113

Liabilities:
Cash overdraft	--		--		6,041
Income distributions payable	--		--		--
Payable for investments purchased	--		--		93,300
Payable for shares redeemed	1,717		1,542		--
Payable for return of collateral received for securities on loan	2,654,250		--		--
Accrued expenses and other payables
Investment adviser fees	89,825		29,878		19,027
Administration fees	8,983		2,636		1,903
Sub-Administration fees	7,186		2,109		1,522
Custodian fees	3,114		914		660
Portfolio accounting fees	7,903		3,885		2,739
Distribution fees	38,637		11,543		7,174
Other	38,841		11,045		7,784

Total liabilities	2,850,456		63,552		140,150

Net Assets	$143,432,253		$42,159,852		$31,119,963

Net Assets Consist of:
Paid in capital	$122,582,933		$35,416,868		$23,528,702
Net unrealized appreciation (depreciation) of investments, options and translation of assets and liabilities in foreign currency	23,553,536		6,764,463		7,531,148
Accumulated net realized gain (loss) on investments and foreign currency transactions	(2,704,216)		(21,479)		60,670
Accumulated net investment income (loss)	--		--		(557)

Total Net Assets	$143,432,253		$42,159,852		$31,119,963

Trust Shares	$134,668,434		$39,363,846		$30,066,514

Investment A Shares	$3,325,193		$1,154,270		$498,877

Investment B Shares	$5,438,626		$1,641,736		$554,572

Shares Outstanding:
Trust Shares	11,351,384		3,335,421		2,177,564

Investment A Shares	282,513		98,375		36,235

Investment B Shares	468,128		142,054		40,542

Net Asset Value and Offering Price Per Share:
Net Asset Value Per Share
Trust Shares	$11.86		$11.80		$13.81

Investment A Shares	$11.77		$11.73		$13.77

Investment B Shares	$11.62		$11.56		$13.68

Offering Price Per Share*
Trust Shares	$11.86		$11.80		$13.81

Investment A Shares	$12.49	(1)	$12.45	(1)	$14.61	(1)

Investment B Shares (4)	$11.62		$11.56		$13.68

Investments, at cost	$122,566,397		$35,409,409		$23,683,719

* See "Purchasing Shares" in the Prospectus

(1) Computation of offering price per share 100/94.25 of net asset value.

(2) Computation of offering price per share 100/95.25 of net asset value.

(3) Computation of offering price per share 100/98.50 of net asset value.

(4) For Investment B Shares, the redemption price per share varies by length of time shares are held.

(See notes which are an integral part of the Financial Statements)

Huntington Mortgage Securities Fund		Huntington Ohio Tax-Free Fund		Huntington Michigan Tax-Free Fund		Huntington Fixed Income Securities Fund	Huntington Intermediate Government Income Fund		Huntington Short/Intermediate Fixed Income Securities Fund

$44,777,705		$63,060,841		$30,596,535		$174,496,577	$88,196,202		$161,924,242
478,700		--		--		351,038	1,081,544		371,047

45,256,405		63,060,841		30,596,535		174,847,615	89,277,746		162,295,289

--		402		799		--	200		--
208,778		521,977		329,609		2,596,955	803,846		2,173,499
--		--		--		1,005,302	--		--
--		--		--		--	--		--
--		--		--		--	--		--
11,109		15,626		15,716		14,505	12,669		9,188

45,476,292		63,598,846		30,942,659		178,464,377	90,094,461		164,477,976

--		--		--		--	--		--
--		137,136		62,459		490,317	258,016		349,465
--		302,237		81,295		--	--		--
--		35,380		82,804		4,274	81,039		--
--		--		--		5,812,344	--		--

19,309		26,810		13,069		72,917	38,219		69,976
2,896		4,022		1,960		10,938	5,733		10,496
2,317		3,217		1,568		8,750	4,586		8,397
1,004		1,394		680		3,792	1,987		3,639
3,762		4,491		2,816		8,574	5,378		6,847
10,476		18,088		9,955		42,105	22,972		38,237
14,609		18,828		9,845		51,472	27,783		46,893

54,373		551,603		266,451		6,505,483	445,713		533,950

$45,421,919		$63,047,243		$30,676,208		$171,958,894	$89,648,748		$163,944,026

$45,184,627		$59,822,678		$29,354,731		$166,043,927	$87,360,386		$163,398,476
2,700,741		3,202,144		1,291,456		7,145,380	1,989,311		2,410,848
(2,504,250)		22,425		19,096		(1,229,420)	299,169		(1,864,239)
40,801		(4)		10,925		(993)	(118)		(1,059)

$45,421,919		$63,047,243		$30,676,208		$171,958,894	$89,648,748		$163,944,026

$43,927,978		$55,449,728		$23,854,373		$166,214,813	$81,670,504		$155,883,114

$1,214,059		$5,912,577		$6,241,484		$2,532,177	$7,486,130		$8,060,912

$279,882		$1,684,938		$580,351		$3,211,904	$492,114		--

4,981,690		2,532,331		2,176,753		7,758,375	7,665,620		7,839,980

137,005		270,175		569,510		118,218	702,780		405,343

31,714		76,994		52,981		150,144	46,171		--

$8.82		$21.90		$10.96		$21.42	$10.65		$19.88

$8.86		$21.88		$10.96		$21.42	$10.65		$19.89

$8.83		$21.88		$10.95		$21.39	$10.66		--

$8.82		$21.90		$10.96		$21.42	$10.65		$19.88

$9.30	(2)	$22.97	(2)	$11.51	(2)	$22.49 (2)	$11.18	(2)	$20.19 (3)

$8.83		$21.88		$10.95		$21.39	$10.66		--

$42,555,664		$59,858,697		$29,305,079		$167,702,235	$87,288,435		$159,884,441

Statements of Operations

Year Ended December 31, 2003

	Huntington Money Market Fund	Huntington Ohio Municipal Money Market Fund	Huntington Florida Tax-Free Money Fund
Investment Income:
Dividends Income	$14,858	$20,405	$5,936
Dividend Income from affiliates	--	--	--
Interest Income	8,455,025	1,936,973	293,311
Income from securities lending	--	--	--

Total investment income	8,469,883	1,957,378	299,247

Expenses:
Investment adviser fees	2,085,173	513,449	82,013
Administration fees	550,553	128,362	20,503
Sub-Administration fees	440,431	102,687	16,402
Custodian fees	190,850	44,497	7,108
Transfer and dividend disbursing agent fees and expenses	235,924	49,590	7,350
Directors' fees	21,618	4,504	765
Auditing fees	132,804	33,556	5,094
Legal fees	55,911	14,245	2,088
Portfolio accounting fees	340,768	88,780	25,099
Distribution services fee--Investment A Shares	699,143	269,940	14,706
Distribution services fee--Investment B Shares	96	--	--
Shareholder services fee--Trust Shares	1,037,592	157,932	53,638
Shareholder services fee--Investment A Shares	699,218	269,940	14,706
Shareholder services fee--Investment B Shares	32	--	--
Share registration costs	27,985	27,511	23,115
Printing and postage	81,439	17,398	3,287
Insurance premiums	66,529	16,544	2,656
Other	39,177	9,832	1,444

Total expenses	6,705,243	1,748,767	279,974

Waivers:
Waiver of shareholder services fee--Trust Shares	(52,685)	(21,500)	(26,896)
Waiver of shareholder services fee--Investment A Shares	(33,962)	(37,021)	(8,019)
Waiver of distribution services fee--Investment A Shares	(438,330)	(188,214)	(13,407)
Waiver of distribution services fee--Investment B Shares	(55)	--	--

Total waivers	(525,032)	(246,735)	(48,322)

Net expenses	6,180,211	1,502,032	231,652

Net investment income (loss)	2,289,672	455,346	67,595

Realized and Unrealized Gain (Loss) on Investments, Options and Foreign Currency Transactions:
Net realized gain (loss) on investment transactions	(490,061)	35,211	(231)
Net realized gain (loss) on option transactions	--	--	--
Net realized gain (loss) on foreign currency transactions	--	--	--

Net realized gain (loss) on investments, options and foreign currency transactions	(490,061)	35,211	(231)
Net change in unrealized appreciation/depreciation of investments, options and translation of assets and liabilities in foreign currency	--	--	--

Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	(490,061)	35,211	(231)

Change in net assets resulting from operations	$1,799,611	$490,557	$67,364

(1) Net of foreign dividend taxes withheld of $176,271.

(See notes which are an integral part of the Financial Statements)

Huntington U.S. Treasury Money Market Fund	Huntington Growth Fund	Huntington Income Equity Fund	Huntington Rotating Markets Fund	Huntington Dividend Capture Fund	Huntington International Equity Fund

$--	$2,755,005	$8,337,093	$310,855	$2,930,831	$1,593,514 (1)
--	54,413	39,446	2,741	5,773	--
6,213,433	--	148,396	--	--	5,941
--	--	9,307	--	4,986	--

6,213,433	2,809,418	8,534,242	313,596	2,941,590	1,599,455

1,156,917	1,340,304	1,172,802	86,817	371,214	631,826
433,841	167,537	146,600	13,023	37,122	47,387
347,064	134,027	117,277	10,418	29,697	37,909
150,392	58,077	50,819	4,514	12,868	37,079
173,583	69,205	58,372	5,298	15,277	19,390
16,451	6,577	5,365	486	1,475	1,893
103,815	48,812	40,863	3,806	12,030	15,153
47,555	17,434	16,092	6,489	4,011	7,246
259,675	116,317	104,655	18,728	44,408	49,336
95,987	25,142	6,333	2,373	17,770	1,166
--	29,627	37,368	--	63,201	1,792
1,350,143	523,439	469,876	41,036	84,901	156,192
95,987	25,142	6,333	2,373	17,770	1,166
--	9,876	12,456	--	21,067	597
24,856	35,448	35,061	23,774	35,143	29,239
58,452	25,125	19,814	4,325	5,294	6,398
43,233	17,240	14,718	1,248	2,401	3,629
79,007	12,288	10,037	846	2,312	2,833

4,436,958	2,661,617	2,324,841	225,554	777,961	1,050,231

(102,221)	--	--	--	--	--
(7,114)	--	--	--	--	--
(55,266)	--	--	--	--	--
--	--	--	--	--	--

(164,601)	--	--	--	--	--

4,272,357	2,661,617	2,324,841	225,554	777,961	1,050,231

1,941,076	147,801	6,209,401	88,042	2,163,629	549,224

43,724	1,530,903	21,373,104	(1,058,150)	1,271,122	(1,432,835)
--	--	(116,276)	--	28,055	--
--	--	--	--	--	(52,153)

43,724	1,530,903	21,256,828	(1,058,150)	1,299,177	(1,484,988)
--	38,848,081	11,494,109	5,076,509	7,044,401	21,948,421

43,724	40,378,984	32,750,937	4,018,359	8,343,578	20,463,433

$1,984,800	$40,526,785	$38,960,338	$4,106,401	$10,507,207	$21,012,657

Statements of Operations

Year Ended December 31, 2003

	Huntington Mid Corp America Fund	Huntington New Economy Fund		Huntington Situs Small Cap Fund
Investment Income:
Dividend income	$1,352,074	$238,671	(1)	$248,798 (2)
Dividend income from affiliates	34,166	5,327		2,687
Interest Income	--	--		126
Income from securities lending	27,252	179		586

Total investment income	1,413,492	244,177		252,197

Expenses:
Investment adviser fees	843,098	269,123		159,033
Administration fees	84,310	23,746		15,903
Sub-Administration fees	67,446	18,996		12,722
Custodian fees	29,226	8,232		5,513
Transfer and dividend disbursing agent fees and expenses	34,414	9,625		6,738
Directors' fees	3,224	904		640
Auditing fees	26,358	7,414		5,119
Legal fees	9,338	2,582		1,815
Portfolio accounting fees	75,639	40,919		29,520
Distribution services fee--Investment A Shares	4,726	1,782		469
Distribution services fee--Investment B Shares	30,163	9,348		1,940
Shareholder services fee--Trust Shares	266,252	74,256		51,895
Shareholder services fee--Investment A Shares	4,726	1,782		469
Shareholder services fee--Investment B Shares	10,054	3,116		647
Share registration costs	33,095	25,886		62,927
Printing and postage	11,397	3,155		348
Insurance premiums	7,043	1,839		1,216
Other	5,592	1,387		1,276

Total expenses	1,546,101	504,092		358,190

Net investment income (loss)	(132,609)	(259,915)		(105,993)

Realized and Unrealized Gain (Loss) on Investments, Options and Foreign Currency Transactions:
Net realized gain (loss) on investment transactions	(414,237)	1,534,511		221,481
Net realized gain (loss) on option transactions	--	--		(42,522)
Net realized gain (loss) on foreign currency transactions	--	--		(6,929)

Net realized gain (loss) on investments, options and foreign currency transactions	(414,237)	1,534,511		172,030
Net change in unrealized appreciation/depreciation of investments, options and translation of assets and liabilities in foreign currency	32,615,177	8,589,805		7,238,592

Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	32,200,940	10,124,316		7,410,622

Change in net assets resulting from operations	$32,068,331	$9,864,401		$7,304,629

(1) Net of foreign dividend taxes withheld of $173.

(2) Net of foreign dividend taxes withheld of $4,375.

(See notes which are an integral part of the Financial Statements)

Huntington Mortgage Securities Fund	Huntington Ohio Tax-Free Fund	Huntington Michigan Tax-Free Fund	Huntington Fixed Income Securities Fund	Huntington Intermediate Government Income Fund	Huntington Short/Intermediate Fixed Income Securities Fund

$280,440	$5,963	$2,778	$--	$--	$--
7,951	--	--	19,706	10,625	16,316
1,648,087	2,306,596	1,079,410	7,846,041	4,184,883	5,986,322
--	--	--	1,977	--	--

1,936,478	2,312,559	1,082,188	7,867,724	4,195,508	6,002,638

243,875	298,539	137,895	809,427	461,580	730,746
36,581	44,781	20,684	121,415	69,237	109,612
29,264	35,824	16,547	97,129	55,388	87,688
12,681	15,523	7,170	42,089	24,001	37,997
14,358	17,980	8,359	49,895	27,401	43,560
1,328	1,748	828	4,913	2,687	4,148
9,357	12,699	6,090	32,337	18,352	30,421
4,004	4,965	2,323	12,746	7,652	11,925
41,283	60,076	38,845	99,943	61,278	78,676
5,908	12,294	14,968	5,070	21,095	13,679
654	5,232	1,787	20,774	2,006	--
115,812	135,231	53,384	392,719	209,027	351,694
5,908	12,294	14,968	5,070	21,095	13,679
218	1,744	596	6,925	669	--
28,441	34,501	35,284	35,731	32,089	27,459
5,158	6,375	2,925	17,465	9,756	15,074
4,018	3,972	1,784	12,880	6,985	9,783
3,326	4,280	2,286	8,310	5,416	8,453

562,174	708,058	366,723	1,774,838	1,035,714	1,574,594

1,374,304	1,604,501	715,465	6,092,886	3,159,794	4,428,044

717,417	340,716	135,049	2,437,881	786,947	1,388,793
--	--	--	--	--	--
--	--	--	--	--	--

717,417	340,716	135,049	2,437,881	786,947	1,388,793
1,177,442	31,148	70,293	(1,238,383)	(2,852,582)	(1,693,979)

1,894,859	371,864	205,342	1,199,498	(2,065,635)	(305,186)

$3,269,163	$1,976,365	$920,807	$7,292,384	$1,094,159	$4,122,858

Statements of Changes in Net Assets

	Huntington Money Market Fund		Huntington Ohio Municipal Money Market Fund
	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002
Increase (Decrease) in Net Assets:
Operations --
Net investment income (loss)	$2,289,672	$7,790,917	$455,346	$1,267,311
Net realized gain (loss) on investments	(490,061)	6,527	35,211	32,096
Net change in unrealized appreciation/depreciation of investments	--	--	--	--

Change in net assets resulting from operations	1,799,611	7,797,444	490,557	1,299,407

Distributions to Shareholders --
From net investment income:
Trust Shares	(1,396,770)	(5,214,263)	(196,257)	(558,958)
Investment A Shares	(683,201)	(2,269,945)	(259,089)	(708,353)
Investment B Shares	(763)	(115)	--	--
Interfund Shares	(220,563)	(306,594)	--	--
From net realized gain on investments:
Trust Shares	--	--	--	(5,157)
Investment A Shares	--	--	--	(8,385)
Investment B Shares	--	--	--	--

Change in net assets resulting from distributions to shareholders	(2,301,297)	(7,790,917)	(455,346)	(1,280,853)

Share Transactions --
Proceeds from sale of shares	1,903,409,394	1,777,320,064	332,497,794	319,033,552
Distributions reinvested	393,589	1,170,586	60,844	168,793
Cost of shares redeemed	(2,008,879,201)	(2,204,372,930)	(362,417,658)	(362,953,239)

Change in net assets resulting from share transactions	(105,076,218)	(425,882,280)	(29,859,020)	(43,750,894)

Change in net assets	(105,577,904)	(425,875,753)	(29,823,809)	(43,732,340)
Net Assets:
Beginning of period	742,430,445	1,168,306,198	198,715,318	242,447,658

End of period	$636,852,541	$742,430,445	$168,891,509	$198,715,318

Accumulated net investment income (loss) included in net assets at end of period	$(1)	$11,624	$27,393	$(7,818)

(See notes which are an integral part of the Financial Statements)

Huntington Florida Tax-Free Money Fund		Huntington U.S. Treasury Money Market Fund		Huntington Growth Fund		Huntington Income Equity Fund
Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002

$67,595	$150,773	$1,941,076	$5,533,577	$147,801	$(374,880)	$6,209,401	$6,653,001
(231)	6,741	43,724	4,959	1,530,903	(778,746)	21,256,828	94,643
--	--	--	--	38,848,081	(55,150,055)	11,494,109	(32,751,703)

67,364	157,514	1,984,800	5,538,536	40,526,785	(56,303,681)	38,960,338	(26,004,059)

(53,692)	(103,550)	(1,865,755)	(5,187,850)	(149,743)	--	(6,189,721)	(6,484,255)
(13,903)	(47,222)	(95,980)	(345,727)	--	--	(75,184)	(61,626)
--	--	--	--	--	--	(126,995)	(70,662)
--	--	--	--	--	--	--	--

--	(4,750)	--	--	--	--	(7,824,722)	(572,291)
--	(1,362)	--	--	--	--	(138,720)	(6,493)
--	--	--	--	--	--	(246,677)	(12,297)

(67,595)	(156,884)	(1,961,735)	(5,533,577)	(149,743)	--	(14,602,019)	(7,207,624)

54,049,731	76,219,355	1,803,698,971	1,247,832,432	50,206,525	34,965,181	31,286,287	25,421,794
2,011	6,259	71,669	232,295	59,348	427	5,153,866	2,478,165
(53,205,958)	(97,191,918)	(1,810,257,021)	(1,160,945,428)	(33,435,361)	(33,276,608)	(32,002,882)	(25,825,664)

845,784	(20,966,304)	(6,486,381)	87,119,299	16,830,512	1,689,000	4,437,271	2,074,295

845,553	(20,965,674)	(6,463,316)	87,124,258	57,207,554	(54,614,681)	28,795,590	(31,137,388)

26,277,857	47,243,531	585,677,800	498,553,542	201,167,970	255,782,651	182,694,020	213,831,408

$27,123,410	$26,277,857	$579,214,484	$585,677,800	$258,375,524	$201,167,970	$211,489,610	$182,694,020

$2	$2	$41,653	$20,658	$--	$--	$--	$36,460

Statements of Changes in Net Assets

	Huntington Rotating Markets Fund		Huntington Dividend Capture Fund		Huntington International Equity Fund
	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002
Increase (Decrease) in Net Assets:
Operations --
Net investment income (loss)	$88,042	$(74,275)	$2,163,629	$1,268,182	$549,224	$(53,832)
Net realized gain (loss) on investments, options and foreign currency transactions	(1,058,150)	(1,671,301)	1,299,177	(605,937)	(1,484,988)	(2,988,380)
Net change in unrealized appreciation/depreciation of investments, options and translation of assets and liabilities in foreign currency	5,076,509	(1,706,075)	7,044,401	(878,690)	21,948,421	(3,111,193)

Change in net assets resulting from operations	4,106,401	(3,451,651)	10,507,207	(216,445)	21,012,657	(6,153,405)

Distributions to Shareholders --
From net investment income:
Trust Shares	(84,803)	--	(1,539,861)	(1,048,592)	(460,838)	--
Investment A Shares	(3,238)	--	(332,367)	(55,141)	(1,228)	--
Investment B Shares	--	--	(321,518)	(165,459)	(520)	--
From net realized gains on investments:
Trust Shares	--	--	--	--	--	--
Investment A Shares	--	--	--	--	--	--
Investment B Shares	--	--	--	--	--	--

Change in net assets resulting from distributions to shareholders	(88,041)	--	(2,193,746)	(1,269,192)	(462,586)	--

Share Transactions --
Proceeds from sale of shares	3,470,561	15,401,807	41,280,985	14,304,375	41,344,191	37,357,126
Distributions reinvested	--	--	1,400,526	829,246	199,636	--
Cost of shares redeemed	(1,681,946)	(1,821,943)	(9,447,914)	(3,081,987)	(23,465,084)	(6,337,263)

Change in net assets resulting from share transactions	1,788,615	13,579,864	33,233,597	12,051,634	18,078,743	31,019,863

Change in net assets	5,806,975	10,128,213	41,547,058	10,565,997	38,628,814	24,866,458
Net Assets:
Beginning of period	15,388,007	5,259,794	30,699,505	20,133,508	49,075,925	24,209,467

End of period	$21,194,982	$15,388,007	$72,246,563	$30,699,505	$87,704,739	$49,075,925

Accumulated net investment income (loss) included in net assets at end of period	$1	$--	$17,267	$26,006	$17,586	$(16,899)

(1) Fund commenced operations on September 30, 2002.

(See notes which are an integral part of the Financial Statements)

Huntington Mid Corp America Fund		Huntington New Economy Fund		Huntington Situs Small Cap Fund
Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Period Ended December 31, 2002(1)

$(132,609)	$(279,924)	$(259,915)	$(222,643)	$(105,993)	$(36,673)

(414,237)	(2,289,979)	1,534,511	(1,100,855)	172,030	(43,519)

32,615,177	(10,604,018)	8,589,805	(2,303,848)	7,238,592	292,556

32,068,331	(13,173,921)	9,864,401	(3,627,346)	7,304,629	212,364

--	--	--	--	--	--
--	--	--	--	--	--
--	--	--	--	--	--

--	(780)	(20,093)	--	(10,996)	--
--	(8)	(592)	--	(183)	--
--	(27)	(856)	--	(198)	--

--	(815)	(21,541)	--	(11,377)	--

33,362,167	63,336,710	11,705,378	17,848,658	13,623,967	13,134,663
--	289	16,187	--	6,297	--
(15,198,745)	(11,342,122)	(3,129,978)	(1,528,300)	(3,150,573)	(7)

18,163,422	51,994,877	8,591,587	16,320,358	10,479,691	13,134,656

50,231,753	38,820,141	18,434,447	12,693,012	17,772,943	13,347,020

93,200,500	54,380,359	23,725,405	11,032,393	13,347,020	--

$143,432,253	$93,200,500	$42,159,852	$23,725,405	$31,119,963	$13,347,020

$--	$--	$--	$--	$(557)	$(493)

Statements of Changes in Net Assets

	Huntington Mortgage Securities Fund		Huntington Ohio Tax-Free Fund
	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002
Increase (Decrease) in Net Assets:
Operations --
Net investment income (loss)	$1,374,304	$1,859,891	$1,604,501	$1,599,752
Net realized gain (loss) on investments, options and foreign currency transactions	717,417	587,412	340,716	103,380
Net change in unrealized appreciation/depreciation of investments, options and translation of assets and liabilities in foreign currency	1,177,442	544,808	31,148	1,998,667

Change in net assets resulting from operations	3,269,163	2,992,111	1,976,365	3,701,799

Distributions to Shareholders --
From net investment income:
Trust Shares	(1,699,839)	(1,832,859)	(1,471,236)	(1,522,404)
Investment A Shares	(80,835)	(79,943)	(120,307)	(77,345)
Investment B Shares	(2,309)	--	(12,965)	--
From net realized gain on investments:
Trust Shares	--	--	(279,838)	(97,221)
Investment A Shares	--	--	(29,980)	(6,159)
Investment B Shares	--	--	(8,473)	--

Change in net assets resulting from distributions to shareholders	(1,782,983)	(1,912,802)	(1,922,799)	(1,703,129)

Share Transactions --
Proceeds from sale of shares	4,950,426	16,979,785	20,568,116	15,908,694
Distributions reinvested	677,026	597,570	286,179	199,221
Cost of shares redeemed	(10,863,681)	(6,248,851)	(13,312,249)	(6,853,895)

Change in net assets resulting from share transactions	(5,236,229)	11,328,504	7,542,046	9,254,020

Change in net assets	(3,750,049)	12,407,813	7,595,612	11,252,690
Net Assets:
Beginning of period	49,171,968	36,764,155	55,451,631	44,198,941

End of period	$45,421,919	$49,171,968	$63,047,243	$55,451,631

Accumulated net investment income (loss) included in net assets at end of period	$40,801	$48,064	$(4)	$3

(See notes which are an integral part of the Financial Statements)

Huntington Michigan Tax-Free Fund		Huntington Fixed Income Securities Fund		Huntington Intermediate Government Income Fund
Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002

$715,465	$686,812	$6,092,886	$7,070,441	$3,159,794	$3,265,598
135,049	94,663	2,437,881	(2,408,682)	786,947	426,578
70,293	890,361	(1,238,383)	6,128,594	(2,852,582)	3,151,515

920,807	1,671,836	7,292,384	10,790,353	1,094,159	6,843,691

(567,718)	(534,255)	(6,028,448)	(7,092,122)	(3,033,767)	(3,187,299)
(143,743)	(152,556)	(71,567)	(61,407)	(283,726)	(133,673)
(4,030)	--	(84,385)	(41,227)	(7,107)	--

(109,382)	(55,401)	--	--	(170,753)	--
(29,207)	(15,680)	--	--	(15,894)	--
(2,500)	--	--	--	(1,032)	--

(856,580)	(757,892)	(6,184,400)	(7,194,756)	(3,512,279)	(3,320,972)

10,435,879	6,843,416	48,227,572	31,111,292	28,747,806	30,486,163
192,346	162,298	2,596,494	2,629,236	1,338,065	922,329
(3,493,240)	(5,839,326)	(30,313,913)	(38,260,350)	(26,017,447)	(18,338,631)

7,134,985	1,166,388	20,510,153	(4,519,822)	4,068,424	13,069,861

7,199,212	2,080,332	21,618,137	(924,225)	1,650,304	16,592,580

23,476,996	21,396,664	150,340,757	151,264,982	87,998,444	71,405,864

$30,676,208	$23,476,996	$171,958,894	$150,340,757	$89,648,748	$87,998,444

$10,925	$10,951	$(993)	$(992)	$(118)	$(120)

Statements of Changes in Net Assets

	Huntington Short/Intermediate Fixed Income Securities Fund
	Year Ended December 31, 2003	Year Ended December 31, 2002
Increase (Decrease) in Net Assets:
Operations--
Net investment income (loss)	$4,428,044	$5,102,276
Net realized gain (loss) on investments	1,388,793	10,739
Net change in unrealized appreciation/depreciation of investments	(1,693,979)	753,627

Change in net assets resulting from operations	4,122,858	5,866,642

Distributions to Shareholders--
From net investment income:
Trust Shares	(4,292,934)	(5,151,275)
Investment A Shares	(135,251)	--
Investment B Shares	--	--

Change in net assets resulting from distributions to shareholders	(4,428,185)	(5,151,275)

Share Transactions--
Proceeds from sale of shares	93,795,333	31,440,329
Distributions reinvested	1,717,301	1,707,858
Cost of shares redeemed	(52,356,174)	(26,322,431)

Change in net assets resulting from share transactions	43,156,460	6,825,756

Change in net assets	42,851,133	7,541,123
Net Assets:
Beginning of period	121,092,893	113,551,770

End of period	$163,944,026	$121,092,893

Accumulated net investment income (loss) included in net assets at end of period	$(1,059)	$(918)

(See notes which are an integral part of the Financial Statements)

Financial Highlights

Money Market Funds

(For a share outstanding throughout each period)

Year ended December 31,

	Net Asset Value, beginning of period

		Net investment income (operating loss)

			Net realized and unrealized gain (loss) investments

				Total from investment operations

					Distributions to shareholders from net investment income

						Distributions to shareholders from net realized gain on investment transactions
TRUST SHARES
Huntington Money Market Fund
1999	$1.00	0.05	--	0.05	(0.05)	--
2000	$1.00	0.06	--	0.06	(0.06)	--
2001	$1.00	0.03	--	0.03	(0.03)	--
2002	$1.00	0.01	--	0.01	(0.01)	--
2003	$1.00	--(7)	--	--	--(7)	--
Huntington Ohio Municipal Money Market Fund
1999	$1.00	0.03	--	0.03	(0.03)	--
2000	$1.00	0.04	--	0.04	(0.04)	--
2001	$1.00	0.02	--	0.02	(0.02)	--
2002	$1.00	0.01	--	0.01	(0.01)	--
2003	$1.00	--(7)	--	--	--(7)	--
Huntington Florida Tax-Free Money Fund
1999(3)	$1.00	0.03	--	0.03	(0.03)	--
2000	$1.00	0.04	--	0.04	(0.04)	--
2001	$1.00	0.02	--	0.02	(0.02)	--
2002	$1.00	0.01		0.01	(0.01)
2003	$1.00	--(7)	--	--	--(7)	--
Huntington U.S. Treasury Money Market Fund
1999	$1.00	0.04	--	0.04	(0.04)	--
2000	$1.00	0.06	--	0.06	(0.06)	--
2001	$1.00	0.03	--	0.03	(0.03)	--
2002	$1.00	0.01	--	0.01	(0.01)	--
2003	$1.00	--(7)	--	--	--(7)	--

(1) Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.

(2) This voluntary expense decrease is reflected in both the expense and net investment income ratios.

(3) Reflects operations for the period from January 6, 1999 (date of initial public investment) to December 31, 1999.

(4) Not annualized.

(5) Computed on an annualized basis.

(6) The payments by affiliates had no impact on total return for the year ended December 31, 2001.

(7) Amount is less than $0.01.

(See notes which are an integral part of the Financial Statements)

			Ratios to average net assets
Total distributions	Net Asset Value, end of period

		Total return(1)

			Net Expenses

				Net investment income

					Expense waiver reduction/ reimbursement(2)

						Net Assets, end of period (000 omitted)

(0.05)	$1.00

		4.77%	0.49%	4.67%	--	$633,055
(0.06)	$1.00

		6.02%	0.51%	5.85%	0.02%	$555,110
(0.03)	$1.00

		3.45%(6)	0.71%	3.41%	0.05%	$717,115
(0.01)	$1.00

		0.96%	0.81%	0.95%	--	$423,189
--	$1.00

		0.33%	0.82%	0.33%	0.01%	$366,116

(0.03)	$1.00

		2.79%	0.48%	2.74%	0.05%	$ 90,804
(0.04)	$1.00

		3.64%	0.53%	3.55%	0.04%	$101,655
(0.02)	$1.00

		2.26%	0.73%	2.25%	0.06%	$ 81,745
(0.01)	$1.00

		0.78%	0.85%	0.78%	--	$ 75,508
--	$1.00

		0.31%	0.83%	0.31%	0.03%	$ 67,509

(0.03)	$1.00

		2.78%(4)	0.49%(5)	2.78%(5)	0.30%(5)	$ 25,295
(0.04)	$1.00

		3.68%	0.56%	3.63%	0.12%	$ 38,506
(0.02)	$1.00

		2.14%	0.78%	2.23%	0.05%	$ 26,050
(0.01)	$1.00

		0.61%	0.98%	0.59%	--	$ 20,357
--	$1.00

		0.25%	0.85%	0.25%	0.12%	$ 19,539

(0.04)	$1.00

		4.53%	0.40%	4.42%	--	$404,501
(0.06)	$1.00

		5.77%	0.43%	5.63%	0.02%	$379,927
(0.03)	$1.00

		3.35%	0.62%	3.30%	0.05%	$460,993
(0.01)	$1.00

		1.02%	0.73%	0.99%	--	$534,133
--	$1.00	0.35%	0.73%	0.34%	0.02%	$542,771

Financial Highlights

Money Market Funds

(For a share outstanding throughout each period)

Year ended December 31,

	Net Asset Value, beginning of period

		Net investment income (operating loss)

			Net realized and unrealized gain (loss) investments

				Total from investment operations

					Distributions to shareholders from net investment income

						Distributions to shareholders from net realized gain on investment transactions
INVESTMENT A SHARES
Huntington Money Market Fund
1999	$1.00	0.05	--	0.05	(0.05)	--
2000	$1.00	0.06	--	0.06	(0.06)	--
2001	$1.00	0.03	--	0.03	(0.03)	--
2002	$1.00	0.01	--	0.01	(0.01)	--
2003	$1.00	--(9)	--	--	--(9)	--
Huntington Ohio Municipal Money Market Fund
1999	$1.00	0.03	--	0.03	(0.03)	--
2000	$1.00	0.03	--	0.03	(0.03)	--
2001	$1.00	0.02	--	0.02	(0.02)	--
2002	$1.00	0.01	--	0.01	(0.01)	--
2003	$1.00	--(9)	--	--	--(9)	--
Huntington Florida Tax-Free Money Fund
1999(3)	$1.00	0.03	--	0.03	(0.03)	--
2000	$1.00	0.03	--	0.03	(0.03)	--
2001	$1.00	0.02	--	0.02	(0.02)	--
2002	$1.00	--	--	--	--	--
2003	$1.00	--(9)	--	--	--(9)	--
Huntington U.S. Treasury Money Market Fund
1999	$1.00	0.04	--	0.04	(0.04)	--
2000	$1.00	0.05	--	0.05	(0.05)	--
2001	$1.00	0.03	--	0.03	(0.03)	--
2002	$1.00	0.01	--	0.01	(0.01)	--
2003	$1.00	--(9)	--	--	--(9)	--
INVESTMENT B SHARES
Huntington Money Market Fund
2000(6)	$1.00	0.03	--	0.03	(0.03)	--
2001	$1.00	0.03	--	0.03	(0.03)	--
2002	$1.00	--	--	--	--	--
2003	$1.00	0.01	--	0.01	(0.01)	--
INTERFUND SHARES
Huntington Money Market Fund
2001(7)	$1.00	0.01	--	0.01	(0.01)	--
2002	$1.00	0.01	--	0.01	(0.01)	--
2003	$1.00	0.01	--	0.01	(0.01)	--

(1) Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.

(2) This voluntary expense decrease is reflected in both the expense and net investment income ratios.

(3) Reflects operations for the period from January 6, 1999 (date of initial public investment) to December 31, 1999.

(4) Not annualized.

(5) Computed on an annualized basis.

(6) Reflects operations for the period from May 2, 2000 (date of initial public investment) to December 31, 2000.

(7) Reflects operations for the period from September 4, 2001 (date of initial public investment) to December 31, 2001.

(8) The payments by affiliates had no impact on total return for the year ended December 31, 2001.

(9) Amount is less than $0.01.

(See notes which are an integral part of the Financial Statements)

			Ratios to average net assets
Total distributions	Net Asset Value, end of period

		Total return(1)

			Net Expenses

				Net investment income

					Expense waiver reduction/ reimbursement(2)

						Net Assets, end of period (000 omitted)

(0.05)	$1.00

		4.67%	0.60%	4.57%	0.15%	$336,085
(0.06)	$1.00

		5.81%	0.71%	5.67%	0.08%	$378,183
(0.03)	$1.00

		3.20%(8)	0.96%	3.13%	0.05%	$430,582
(0.01)	$1.00

		0.70%	1.06%	0.70%	--	$292,379
--	$1.00

		0.24%	0.91%	0.24%	0.17%	$244,477

(0.03)	$1.00

		2.69%	0.59%	2.64%	0.20%	$121,623
(0.03)	$1.00

		3.43%	0.72%	3.36%	0.10%	$109,755
(0.02)	$1.00

		2.00%	0.98%	1.95%	0.06%	$160,703
(0.01)	$1.00

		0.53%	1.10%	0.54%	--	$123,208
--	$1.00

		0.24%	0.90%	0.24%	0.21%	$101,383

(0.03)	$1.00

		2.74%(4)	0.57%(5)	2.70%(5)	0.43%(5)	$ 19,567
(0.03)	$1.00

		3.48%	0.77%	3.45%	0.16%	$ 51,182
(0.02)	$1.00

		1.89%	1.03%	1.96%	0.05%	$ 21,193
--	$1.00	0.37%	1.24%	0.36%	--	$ 5,921
--	$1.00

		0.24%	0.85%	0.24%	0.37%	$ 7,584

(0.04)	$1.00

		4.42%	0.49%	4.34%	0.15%	$ 40,788
(0.05)	$1.00

		5.56%	0.63%	5.41%	0.07%	$ 37,717
(0.03)	$1.00

		3.09%	0.87%	3.11%	0.05%	$ 37,561
(0.01)	$1.00

		0.77%	0.98%	0.74%	--	$ 51,545
--	$1.00

		0.25%	0.84%	0.25%	0.16%	$ 36,443

(0.03)	$1.00

		3.44%(4)	1.48%(5)	5.07%(5)	--(5)	$ 11
(0.03)	$1.00

		2.62%(8)	1.51%	2.64%	--	$ 18
--	$1.00

		0.24%	1.47%	0.22%	0.09%	$ 151
(0.01)	$1.00

		0.52%	0.63%	0.54%	0.04%	$ 64

(0.01)	$1.00

		0.77%(4)	0.51%(5)	1.88%(5)	--(5)	$ 20,591
(0.01)	$1.00

		1.21%	0.56%	1.18%	--	$ 26,711
(0.01)	$1.00	0.57%	0.58%	0.56%	--	$ 26,196

Financial Highlights

Equity Funds

(For a share outstanding throughout each period)

Year ended December 31,

	Net Asset Value, beginning of period

		Net investment income (operating loss)

				Net realized and unrealized gain (loss) investments

					Total from investment operations

						Distributions to shareholders from net investment income

							Distributions from paid in capital	Distributions to shareholders from net realized gain on investment transactions

									Distributions in excess of net investment income
TRUST SHARES
Huntington Growth Fund
1999	$49.78	0.30		6.16	6.46	(0.30)	--	(6.42)	--
2000	$49.52	--		1.83	1.83	--	--	(0.72)	(0.05)
2001	$50.58	(0.04	)(3)	(8.43)	(8.47)	--	--	--	--
2002	$42.11	(0.05)		(9.34)	(9.39)	(0.02)	--	--	--
2003	$32.72	0.03		6.23	6.26	(0.02)	--	--	--
Huntington Income Equity Fund
1999	$40.85	1.16		(3.87)	(2.71)	(1.14)	--	(0.27)	(0.02)
2000	$36.71	1.19		(0.69)	0.50	(1.24)	--	(0.68)	--
2001	$35.29	1.13		(0.48)	0.65	(1.12)	--	(0.49)	--
2002	$34.33	1.06		(5.31)	(4.25)	(1.06)	--	(0.09)	--
2003	$28.93	0.96		4.95	5.91	(0.99)	--	(1.27)	--
Huntington Rotating Markets Fund
2001(7)	$10.00	(0.04	)(3)	(0.97)	(1.01)	--	--	--	--
2002	$ 8.99	(0.04)		(1.39)	(1.43)	--	--	--	--
2003	$ 7.56	0.04		1.85	1.89	(0.04)	--	--	--
Huntington Dividend Capture Fund
2001(8)	$10.00	0.51	(3)	0.20	0.71	(0.60)	--	--	--
2002	$10.11	0.49		(0.49)	--	(0.49)	--	--	--
2003	$ 9.62	0.45		1.49	1.94	(0.45)	--	--	--
Huntington International Equity Fund
2001(8)	$10.00	(0.04	)(3)	(2.27)	(2.31)	(0.01)	--	--	--
2002	$ 7.68	(0.01)		(1.01)	(1.02)	--	--	--	--
2003	$ 6.66	0.06		2.26	2.32	(0.05)	--	--	--
Huntington Mid Corp America Fund
2001(8)	$10.00	--	(3)	0.44	0.44	(0.03)	--	(0.01)	--
2002	$10.40	(0.03)		(1.34)	(1.37)	--	--	--	--
2003	$ 9.03	(0.01)		2.84	2.83	--	--	--	--
Huntington New Economy Fund
2001(8)	$10.00	(0.03	)(3)	0.16	0.13	--	(0.02)(10)	--	--
2002

	$10.11	(0.08)		(1.28)	(1.36)	--	--	--	--
2003	$ 8.75	(0.07)		3.13	3.06	--	--	(0.01)	--
Huntington Situs Small Cap Fund
2002(9)	$10.00	--		0.22	0.22	--	--	--	--
2003	$10.22	(0.05)		3.65	3.60	--	--	(0.01)	--

(1) Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.

(2) This expense decrease is reflected in both the expense and net investment income ratios.

(3) Per share information presented is based upon the monthly average number of shares outstanding due to large fluctuations in the number of shares outstanding during the period.

(4) Not annualized.

(5) Computed on an annualized basis.

(6) Does not include the effect of expenses of underlying fund.

(7) Reflects operations for the period from May 1, 2001 (date of initial public investment) to December 31, 2001.

(8) Reflects operations for the period from March 1, 2001 (date of initial public investment) to December 31, 2001.

(9) Reflects operations for the period from September 30, 2002 (date of initial public investment) to December 31, 2002.

(10) Represents a return of capital for federal income tax purposes.

(See notes which are an integral part of the Financial Statements)

			Ratios to average net assets
Total distributions

	Net Asset Value, end of period

		Total return(1)

			Net Expenses

				Net investment income

					Expense waiver reduction/ reimbursement(2)

						Net Assets, end of period (000 omitted)

							Portfolio turnover rate

(6.72)

	$49.52

		13.59%	0.82%	0.57%	--	$295,268	10%
(0.77)

	$50.58

		3.74%	0.84%	0.00%	0.03%	$292,679	24%
--

	$42.11

		(16.75)%	1.07%	(0.10)%	0.05%	$242,249	12%
(0.02)

	$32.72

		(22.30)%	1.18%	(0.15)%	--	$189,356	15%
(0.02)

	$38.96

		19.15%	1.17%	0.09%	--	$241,401	8%

(1.43)

	$36.71

		(6.75)%	0.82%	2.93%	--	$225,647	20%
(1.92)

	$35.29

		1.51%	0.85%	3.40%	0.03%	$216,695	41%
(1.61)

	$34.33

		1.84%	1.05%	3.18%	0.05%	$210,870	33%
(1.15)

	$28.93

		(12.62)%	1.18%	3.32%	--	$176,885	29%
(2.26)

	$32.58

		21.00%	1.17%	3.20%	--	$201,272	85%

--

	$ 8.99

		(10.10)%(4)	2.06%(5)(6)	(0.58)%(5)(6)	--	$ 4,962	--
--

	$ 7.56

		(15.91)%	1.52%	(0.54)%	--	$ 14,740	102%
(0.04)

	$ 9.41

		25.00%	1.28%	0.52%	--	$ 19,937	206%

(0.60)

	$10.11

		7.27%(4)	1.78%(5)	5.78%(5)	0.01%(5)	$ 17,089	172%
(0.49)

	$ 9.62

		(0.04)%	1.66%	5.04%	--	$ 24,361	88%
(0.45)

	$11.11

		20.75%	1.41%	4.54%	--	$ 47,464	108%

(0.01)

	$ 7.68

		(23.11)%(4)	2.20%(5)	(0.57)%(5)	0.01%(5)	$ 24,099	121%
--

	$ 6.66

		(13.28)%	1.84%	(0.14)%	--	$ 48,795	68%
(0.05)

	$ 8.93

		34.83%	1.66%	0.87%	--	$ 86,795	48%

(0.04)

	$10.40

		4.39%(4)	1.43%(5)	0.02%(5)	0.01%(5)	$ 53,001	11%
--

	$ 9.03

		(13.17)%	1.42%	(0.33)%	--	$ 89,248	16%
--

	$11.86

		31.34%	1.34%	(0.09)%	--	$134,668	29%

(0.02)	$10.11	1.35%(4)	1.96%(5)	(0.38)%(5)	0.02%(5)	$ 10,444	45%
--	$ 8.75	(13.45)%	1.90%	(1.13)%	0.04%	$ 22,478	39%
(0.01)	$11.80	34.93%	1.56%	(0.79)%	--	$ 39,364	83%

--	$10.22	2.20%(4)	2.29%(5)	(1.30)%(5)	--(5)	$ 13,249	9%
(0.01)	$13.81	35.18%	1.68%	(0.49)%	--	$ 30,067	19%

Financial Highlights

Equity Funds

(For a share outstanding throughout each period)

Year ended December 31,

	Net Asset Value, beginning of period

		Net investment income (operating loss)

			Net realized and unrealized gain (loss) investments

				Total from investment operations

					Distributions to shareholders from net investment income

						Distributions from paid in capital

							Distributions to shareholders from net realized gain on investment transactions

								Distributions in excess of net investment income
INVESTMENT A SHARES
Huntington Growth Fund
1999	$49.76	0.18	6.12	6.30	(0.17)	--	(6.42)	--
2000	$49.47	(0.12)	1.83	1.71	--	--	(0.72)	(0.03)
2001	$50.43	(0.16)(3)	(8.40)	(8.56)	--	--	--	--
2002	$41.87	(0.15)	(9.26)	(9.41)	--	--	--	--
2003	$32.46	(0.05)	6.17	6.12	--	--	--	--
Huntington Income Equity Fund
1999	$40.86	1.03	(3.85)	(2.82)	(1.03)	--	(0.27)	(0.02)
2000	$36.72	1.11	(0.70)	0.41	(1.14)	--	(0.68)	--
2001	$35.31	1.05	(0.49)	0.56	(1.04)	--	(0.49)	--
2002	$34.34	0.99	(5.31)	(4.32)	(0.98)	--	(0.09)	--
2003	$28.95	0.89	4.94	5.83	(0.92)	--	(1.27)	--
Huntington Rotating Markets Fund
2001(6)	$10.00	(0.04)(3)	(0.99)	(1.03)	--	--	--	--
2002	$ 8.97	(0.05)	(1.39)	(1.44)	--	--	--	--
2003	$ 7.53	0.02	1.83	1.85	(0.02)	--	--	--
Huntington Dividend Capture Fund
2001(7)	$10.00	0.48(3)	0.21	0.69	(0.58)	--	--	--
2002	$10.11	0.47	(0.50)	(0.03)	(0.47)	--	--	--
2003	$ 9.61	0.39	1.54	1.93	(0.43)	--	--	--
Huntington International Equity Fund
2001(7)	$10.00	0.01(3)	(2.34)	(2.33)	(0.01)	--	--	--
2002	$ 7.66	(0.04)	(0.99)	(1.03)	--	--	--	--
2003	$ 6.63	0.04	2.24	2.28	(0.02)	--	--	--
Huntington Mid Corp America Fund
2001(7)	$10.00	(0.03)(3)	0.43	0.40	(0.02)	--	(0.01)	--
2002	$10.37	(0.04)	(1.35)	(1.39)	--	--	--	--
2003	$ 8.98	(0.02)	2.81	2.79	--	--	--	--
Huntington New Economy Fund
2001(7)	$10.00	(0.07)(3)	0.20	0.13	--	(0.02)(9)	--	--
2002	$10.11	(0.08)	(1.31)	(1.39)	--	--	--	--
2003	$ 8.72	(0.07)	3.09	3.02	--	--	(0.01)	--
Huntington Situs Small Cap Fund
2002(8)	$10.00	--	0.21	0.21	--	--	--	--
2003	$10.21	(0.04)	3.61	3.57	--	--	(0.01)	--

(1) Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.

(2) This expense decrease is reflected in both the expense and net investment income ratios.

(3) Per share information presented is based upon the monthly average number of shares outstanding due to large fluctuations in the number of shares outstanding during the period.

(4) Not annualized.

(5) Computed on an annualized basis.

(6) Reflects operations for the period from May 1, 2001 (date of initial public investment) to December 31, 2001.

(7) Reflects operations for the period from March 1, 2001 (date of initial public investment) to December 31, 2001.

(8) Reflects operations for the period from September 30, 2002 (date of initial public investment) to December 31, 2002.

(9) Represents a return of capital for federal income tax purposes.

(10) Does not include the effect of expenses of underlying fund.

(See notes which are an integral part of the Financial Statements)

			Ratios to average net assets
Total distributions	Net Asset Value, end of period

		Total return(1)

			Net Expenses

				Net investment income

					Expense waiver reduction/ reimbursement(2)

						Net Assets, end of period (000 omitted)

							Portfolio turnover rate

(6.59)	$49.47	13.25%	1.07%	0.33%	--	$17,290	10%
(0.75)	$50.43

		3.50%	1.09%	(0.24)%	0.03%	$15,665	24%
--	$41.87

		(16.97)%	1.32%	(0.36)%	0.05%	$11,899	12%
--	$32.46

		(22.47)%	1.49%	(0.42)%	--	$ 8,728	15%
--	$38.58

		18.85%	1.42%	(0.16)%	--	$11,754	8%

(1.32)	$36.72	(7.00)%	1.07%	2.68%	--	$ 1,667	20%
(1.82)	$35.31	1.27%	1.10%	3.14%	0.03%	$ 1,862	41%
(1.53)	$34.34	1.55%	1.30%	2.93%	0.05%	$ 2,053	33%
(1.07)	$28.95	(12.81)%	1.43%	3.08%	--	$ 2,007	29%
(2.19)	$32.59	20.69%	1.42%	2.85%	--	$ 3,684	85%

--	$ 8.97

		(10.30)%(4)	2.31%(5)(10)	(0.63)%(5)(10)	--(5)(10)	$ 298	--
--	$ 7.53

		(16.05)%	1.78%	(0.82)%	--	$ 648	102%
(0.02)	$ 9.36

		24.62%	1.54%	0.32%	--	$ 1,258	206%

(0.58)	$10.11

		7.10%(4)	2.03%(5)	5.34%(5)	0.01%(5)	$ 1,125	172%
(0.47)	$ 9.61

		(0.40)%	1.91%	4.74%	--	$ 1,337	88%
(0.43)	$11.11

		20.62%	1.65%	4.24%	--	$12,408	108%

(0.01)	$ 7.66

		(23.32)%(4)	2.45%(5)	0.07%(5)	0.01%(5)	$ 34	121%
--	$ 6.63

		(13.45)%	2.05%	(0.66)%	--	$ 101	68%
(0.02)	$ 8.89

		34.43%	1.90%	0.55%	--	$ 505	48%

(0.03)	$10.37

		4.01%(4)	1.68%(5)	(0.35)%(5)	0.01%(5)	$ 283	11%
--	$ 8.98

		(13.40)%	1.66%	(0.55)%	--	$ 870	16%
--	$11.77

		31.07%	1.60%	(0.33)%	--	$ 3,325	29%

(0.02)	$10.11

		1.28%(4)	2.21%(5)	(0.81)%(5)	0.02%(5)	$ 128	45%
--	$ 8.72	(13.75)%	2.13%	(1.34)%	0.04%	$ 339	39%
(0.01)	$11.73	34.59%	1.80%	(1.03)%	--	$ 1,154	83%

--	$10.21	2.10%(4)	2.25%(5)	(1.41)%(5)	--(5)	$ 10	9%
(0.01)	$13.77	34.92%	1.87%	(0.75)%	--	$ 499	19%

Financial Highlights

Equity Funds

(For a share outstanding throughout each period)

Year ended December 31,

	Net Asset Value, beginning of period

		Net investment income (operating loss)

			Net realized and unrealized gain (loss) investments

				Total from investment operations

					Distributions to shareholders from net investment income

						Distributions from paid in capital

							Distributions to shareholders from net realized gain on investment transactions
INVESTMENT B SHARES
Huntington Growth Fund
2000(6)	$50.06	(0.04)	0.87	0.83	--	--	(0.72)
2001	$50.17	(0.40)(3)	(8.33)	(8.73)	--	--	--
2002	$41.44	(0.24)	(9.24)	(9.48)	--	--	--
2003	$31.96	(0.19)	6.02	5.83	--	--	--
Huntington Income Equity Fund
2000(6)	$35.83	0.53	0.21	0.74	(0.69)	--	(0.68)
2001	$35.20	0.83	(0.46)	0.37	(0.79)	--	(0.49)
2002	$34.29	0.82	(5.30)	(4.48)	(0.84)	--	(0.09)
2003	$28.88	0.74	4.93	5.67	(0.79)	--	(1.27)
Huntington Dividend Capture Fund
2001(7)	$10.00	0.44(3)	0.20	0.64	(0.54)	--	--
2002	$10.10	0.42	(0.49)	(0.07)	(0.42)	--	--
2003	$ 9.61	0.37	1.50	1.87	(0.38)	--	--
Huntington International Equity Fund
2001(7)	$10.00	(0.13)(3)	(2.22)	(2.35)	(0.01)	--	--
2002	$ 7.64	(0.04)	(1.02)	(1.06)	--	--	--
2003	$ 6.58	--	2.22	2.22	(0.01)	--	--
Huntington Mid Corp America Fund
2001(7)	$10.00	(0.08)(3)	0.44	0.36	(0.01)	--	(0.01)
2002	$10.34	(0.07)	(1.36)	(1.43)	--	--	--
2003	$ 8.91	(0.07)	2.78	2.71	--	--	--
Huntington New Economy Fund
2001(7)	$10.00	(0.13)(3)	0.19	0.06	--	(0.01)(9)	--
2002	$10.05	(0.14)	(1.28)	(1.42)	--	--	--
2003	$ 8.63	(0.13)	3.07	2.94	--	--	(0.01)
Huntington Situs Small Cap Fund
2002(8)	$10.00	--	0.20	0.20	--	--	--
2003	$10.20	(0.08)	3.57	3.49	--	--	(0.01)

(1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(2) This expense decrease is reflected in both the expense and net investment income ratios.

(3) Per share information presented is based upon the monthly average number of shares outstanding due to large fluctuations in the number of shares outstanding during the period.

(4) Not annualized.

(5) Computed on an annualized basis.

(6) Reflects operations for the period from May 1, 2000 (date of initial public investment) to December 31, 2000.

(7) Reflects operations for the period from March 1, 2001 (date of initial public investment) to December 31, 2001.

(8) Reflects operations for the period from September 30, 2002 (date of initial public investment) to December 31, 2002.

(9) Represents a return of capital for federal income tax purposes.

(See notes which are an integral part of the Financial Statements)

			Ratios to average net assets
Total distributions	Net Asset Value, end of period

		Total return(1)

			Net Expenses

				Net investment income

					Expense waiver reduction/ reimbursement(2)

						Net Assets, end of period (000 omitted)

							Portfolio turnover rate

(0.72)	$50.17

		1.70%(4)	1.86%(5)	(0.89)%(5)	--	$ 87	24%
--	$41.44

		(17.40)%	1.87%	(0.92)%	--	$ 1,634	12%
--	$31.96

		(22.88)%	1.93%	(0.88)%	--	$ 3,084	15%
--	$37.79

		18.24%	1.92%	(0.65)%	--	$ 5,220	8%

(1.37)	$35.20

		2.16%(4)	1.96%(5)	2.25%(5)	--	$ 1	41%
(1.28)	$34.29

		1.04%	1.85%	2.15%	--	$ 909	33%
(0.93)	$28.88

		(13.27)%	1.93%	2.67%	--	$ 3,802	29%
(2.06)	$32.49

		20.08%	1.92%	2.38%	--	$ 6,534	85%

(0.54)	$10.10

		6.57%(4)	2.54%(5)	4.80%(5)	--	$ 1,920	172%
(0.42)	$ 9.61	(0.78)%	2.41%	4.42%	--	$ 5,001	88%
(0.38)	$11.10	19.90%	2.16%	3.78%	--	$12,374	108%

(0.01)	$ 7.64

		(23.55)%(4)	2.96%(5)	(1.80)%(5)	--	$ 77	121%
--	$ 6.58

		(13.87)%	2.59%	(0.88)%	--	$ 179	68%
(0.01)	$ 8.79

		33.77%	2.41%	0.02%	--	$ 405	48%

(0.02)	$10.34

		3.58%(4)	2.19%(5)	(0.92)%(5)	--	$ 1,097	11%
--	$ 8.91

		(13.83)%	2.16%	(1.06)%	--	$ 3,082	16%
--	$11.62

		30.42%	2.09%	(0.84)%	--	$ 5,439	29%

(0.01)	$10.05	0.57%(4)	2.73%(5)	(1.52)%(5)	--	$ 460	45%
--	$ 8.63	(14.13)%	2.65%	(1.88)%	0.04%	$ 908	39%
(0.01)	$11.56	34.02%	2.30%	(1.53)%	--	$ 1,642	83%

--	$10.20	2.00%(4)	3.00%(5)	(2.05)%(5)	--(5)	$ 88	9%
(0.01)	$13.68	34.17%	2.40%	(1.25)%	--	$ 555	19%

Financial Highlights

Fixed Income Funds

(For a share outstanding throughout each period)

Year ended December 31,	Net Asset Value, beginning of period	Net investment income (operating loss)	Net realized and unrealized gain (loss) investments	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain on investment transactions	Total distributions
TRUST SHARES
Huntington Mortgage Securities Fund
1999	$ 8.25	0.47	(0.39)	0.08	(0.47)	--	(0.47)
2000	$ 7.86	0.49	0.25	0.74	(0.49)	--	(0.49)
2001	$ 8.11	0.44	0.20	0.64	(0.43)	--	(0.43)
2002	$ 8.32	0.38	0.24	0.62	(0.39)	--	(0.39)
2003	$ 8.55	0.24	0.35	0.59	(0.32)	--	(0.32)
Huntington Ohio Tax-Free Fund
1999	$21.83	0.95	(1.15)	(0.20)	(0.94)	(0.01)	(0.95)
2000	$20.68	0.97	0.64	1.61	(0.97)	--	(0.97)
2001	$21.32	0.84	(0.08)	0.76	(0.84)	(0.29)	(1.13)
2002	$20.95	0.73	0.96	1.69	(0.73)	(0.04)	(0.77)
2003	$21.87	0.60	0.14	0.74	(0.60)	(0.11)	(0.71)
Huntington Michigan Tax-Free Fund
1999	$10.99	0.49	(0.55)	(0.06)	(0.49)	--	(0.49)
2000	$10.44	0.48	0.29	0.77	(0.49)	(0.01)	(0.50)
2001	$10.71	0.43	(0.02)	0.41	(0.42)	(0.24)	(0.66)
2002	$10.46	0.34	0.50	0.84	(0.35)	(0.03)	(0.38)
2003	$10.92	0.28	0.10	0.38	(0.29)	(0.05)	(0.34)
Huntington Fixed Income Securities Fund
1999	$21.78	1.23	(2.05)	(0.82)	(1.22)	--	(1.22)
2000	$19.74	1.29	0.53	1.82	(1.31)	--	(1.31)
2001	$20.25	1.12	0.12	1.24	(1.11)	--	(1.11)
2002	$20.77	0.98	(0.52)	1.50	(1.00)	--	(1.00)
2003	$21.27	0.82	0.16	0.98	(0.83)	--	(0.83)
Huntington Intermediate Government Income Fund
1999	$10.42	0.55	(0.66)	(0.11)	(0.55)	--	(0.55)
2000	$ 9.76	0.57	0.47	1.04	(0.58)	--	(0.58)
2001	$10.22	0.54(3)	0.01	0.55	(0.52)	--	(0.52)
2002	$10.43	0.46	0.50	0.96	(0.47)	--	(0.47)
2003	$10.92	0.37	(0.23)	0.14	(0.39)	(0.02)	(0.41)
Huntington Short/Intermediate Fixed Income Securities Fund
1999	$20.13	1.10	(0.90)	0.20	(1.09)	--	(1.09)
2000	$19.24	1.16	0.29	1.45	(1.17)	--	(1.17)
2001	$19.52	1.07	(0.13)	0.94	(1.06)	--	(1.06)
2002	$19.77	0.87	0.11	0.98	(0.88)	--	(0.88)
2003	$19.87	0.62	0.01	0.63	(0.62)	--	(0.62)

(1) Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.

(2) This expense decrease is reflected in both the expense and net investment income ratios.

(3) Per share information presented is based upon the monthly average number of shares outstanding due to large fluctuations in the number of shares outstanding during the period.

(4) Total return would have been 6.37% without the payments by affiliates. See note K of Notes to Financial Statements.

(5) Total return would have been 5.52% without the payments by affiliates. See note K of Notes to Financial Statements.

(6) Total return would have been 4.95% without the payments by affiliates. See note K of Notes to Financial Statements.

(See notes which are an integral part of the Financial Statements)

				Ratios to average net assets
Payments by affiliates	Net Asset Value, end of period	Total return(1)		Net Expenses	Net investment income	Expense waiver reduction/ reimbursement(2)	Net assets, end of period (000 omitted)	Portfolio turnover rate

--	$ 7.86	1.01%		0.95%	5.81%	0.20%	$ 32,193	20%
--	$ 8.11	9.87%		0.76%	6.24%	0.09%	$ 31,849	9%
--	$ 8.32	8.14%		1.03%	5.37%	0.05%	$ 35,938	25%
--	$ 8.55	7.61%		1.19%	4.46%	--	$ 46,313	63%
--	$ 8.82	7.02%		1.14%	2.82%	--	$ 43,928	71%

--	$20.68	(0.92)%		0.82%	4.44%	--	$ 52,723	11%
--	$21.32	8.01%		0.85%	4.62%	0.03%	$ 48,408	1%
--	$20.95	3.60%		1.00%	3.95%	0.05%	$ 42,276	39%
--	$21.87	8.20%		1.17%	3.39%	--	$ 52,160	28%
--	$21.90	3.42%		1.16%	2.72%	--	$ 55,450	20%

--	$10.44	(0.54)%		0.74%	4.57%	0.07%	$ 20,809	6%
--	$10.71	7.53%		0.83%	4.60%	0.05%	$ 16,392	--
--	$10.46	3.89%		1.08%	3.93%	0.05%	$ 16,374	100%
--	$10.92	8.15%		1.33%	3.24%	--	$ 18,268	27%
--	$10.96	3.57%		1.27%	2.66%	--	$ 23,854	17%

--	$19.74	(3.84)%		0.74%	5.99%	--	$150,787	44%
--	$20.25	9.56%		0.76%	6.53%	0.03%	$157,978	28%
0.39	$20.77	8.30	%(4)	0.97%	5.44%	0.04%	$149,588	149%
--	$21.27	7.45%		1.08%	4.74%	--	$146,976	54%
--	$21.42	4.65%		1.08%	3.78%	--	$166,215	73%

--	$ 9.76	(1.09)%		0.73%	5.45%	0.05%	$ 99,566	14%
--	$10.22	11.03%		0.77%	5.77%	0.04%	$ 75,342	24%
0.18	$10.43	7.28	%(5)	0.99%	5.05%	0.05%	$ 69,700	64%
--	$10.92	9.46%		1.10%	4.38%	--	$ 81,232	60%
--	$10.65	1.34%		1.10%	3.45%	--	$ 81,671	78%

--	$19.24	1.05%		0.73%	5.60%	--	$113,341	92%
--	$19.52	7.83%		0.73%	6.01%	0.03%	$115,511	29%
0.37	$19.77	6.84	%(6)	0.93%	5.39%	0.05%	$113,552	65%
--	$19.87	5.08%		1.07%	4.41%	--	$121,093	58%
--	$19.88	3.18%		1.07%	3.05%	--	$155,883	51%

Financial Highlights

Fixed Income Funds

(For a share outstanding throughout each period)

Year ended December 31,	Net Asset Value, beginning of period	Net investment income (operating loss)	Net realized and unrealized gain (loss) investments	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain on investment transactions	Total distributions
INVESTMENT A SHARES
Huntington Mortgage Securities Fund
1999	$ 8.27	0.45	(0.38)	0.07	(0.45)	--	(0.45)
2000	$ 7.89	0.49	0.23	0.72	(0.47)	--	(0.47)
2001	$ 8.14	0.42	0.20	0.62	(0.41)	--	(0.41)
2002	$ 8.35	0.36	0.24	0.60	(0.37)	--	(0.37)
2003	$ 8.58	0.17	0.39	0.56	(0.28)	--	(0.28)
Huntington Ohio Tax-Free Fund
1999	$21.82	0.87	(1.12)	(0.25)	(0.89)	(0.01)	(0.90)
2000	$20.67	0.92	0.64	1.56	(0.92)	--	(0.92)
2001	$21.31	0.79	(0.08)	0.71	(0.79)	(0.29)	(1.08)
2002	$20.94	0.68	0.96	1.64	(0.68)	(0.04)	(0.72)
2003	$21.86	0.54	0.13	0.67	(0.54)	(0.11)	(0.65)
Huntington Michigan Tax-Free Fund
1999	$10.99	0.46	(0.55)	(0.09)	(0.46)	--	(0.46)
2000	$10.44	0.46	0.28	0.74	(0.46)	(0.01)	(0.47)
2001	$10.71	0.39	(0.01)	0.38	(0.39)	(0.24)	(0.63)
2002	$10.46	0.32	0.50	0.82	(0.32)	(0.03)	(0.35)
2003	$10.93	0.26	0.09	0.35	(0.27)	(0.05)	(0.32)
Huntington Fixed Income Securities Fund
1999	$21.78	1.08	(1.95)	(0.87)	(1.17)	--	(1.17)
2000	$19.74	1.24	0.53	1.77	(1.26)	--	(1.26)
2001	$20.25	1.12	0.07	1.19	(1.06)	--	(1.06)
2002	$20.77	0.94	0.50	1.44	(0.95)	--	(0.95)
2003	$21.26	0.76	0.17	0.93	(0.77)	--	(0.77)
Huntington Intermediate Government Income Fund
1999	$10.42	0.54	(0.68)	(0.14)	(0.52)	--	(0.52)
2000	$ 9.76	0.54	0.47	1.01	(0.55)	--	(0.55)
2001	$10.22	0.51(3)	0.01	0.52	(0.49)	--	(0.49)
2002	$10.43	0.44	0.50	0.94	(0.45)	--	(0.45)
2003	$10.92	0.35	(0.23)	0.12	(0.37)	(0.02)	(0.39)
Huntington Short/Intermediate Fixed Income Securities Fund
2003(8)	$20.08	0.32	(0.19)	0.13	(0.32)	--	(0.32)

(1) Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.

(2) This expense decrease is reflected in both the expense and net investment income ratios.

(3) Per share information presented is based upon the monthly average number of shares outstanding due to large fluctuations in the number of shares outstanding during the period.

(4) Not annualized.

(5) Computed on an annualized basis.

(6) Total return would have been 6.11% without the payments by affiliates. See note K of Notes to Financial Statements.

(7) Total return would have been 5.25% without the payments by affiliates. See note K of Notes to Financial Statements.

(8) Reflects operations for the period from May 9, 2003 (date of initial public investment) to December 31, 2003.

(See notes which are an integral part of the Financial Statements)

				Ratios to average net assets
Payments by affiliates	Net Asset, Value, end of period	Total return(1)		Net Expenses		Net investment income		Expense waiver reduction/ reimbursement(2)	Net Assets, end of period (000 omitted)	Portfolio turnover rate

--	$ 7.89	0.88%		1.45%		5.54%		0.45%	$1,025	20%
--	$ 8.14	9.55%		1.01%		6.01%		0.19%	$ 779	9%
--	$ 8.35	7.85%		1.28%		5.12%		0.05%	$ 826	25%
--	$ 8.58	7.30%		1.44%		4.07%		--	$2,859	63%
--	$ 8.86	6.71%		1.37%		2.74%		--	$1,214	71%

--	$20.67	(1.17)%		1.07%		4.44%		--	$1,310	11%
--	$21.31	7.73%		1.10%		4.37%		0.03%	$1,119	1%
--	$20.94	3.35%		1.25%		3.63%		0.04%	$1,923	39%
--	$21.86	7.94%		1.43%		3.11%		--	$3,292	28%
--	$21.88	3.11%		1.41%		2.45%		--	$5,913	20%

--	$10.44	(0.77)%		0.98%		4.33%		0.07%	$7,183	6%
--	$10.71	7.27%		1.09%		4.34%		0.05%	$6,059	--
--	$10.46	3.63%		1.33%		3.70%		0.05%	$5,023	100%
--	$10.93	7.98%		1.58%		2.99%		--	$5,209	27%
--	$10.96	3.21%		1.52%		2.40%		--	$6,241	17%

--	$19.74	(4.07)%		1.06%		5.65%		--	$1,293	44%
--	$20.25	9.27%		1.01%		6.29%		0.02%	$1,132	28%
0.39	$20.77	8.04	%(6)	1.22%		5.18%		0.04%	$1,205	149%
--	$21.26	7.14%		1.33%		4.47%		--	$1,512	54%
--	$21.42	4.43%		1.33%		3.47%		--	$2,532	73%

--	$ 9.76	(1.33)%		0.74%		5.46%		0.04%	$2,055	14%
--	$10.22	10.74%		1.02%		5.52%		0.04%	$1,705	24%
0.18	$10.43	7.01	%(7)	1.24%		4.80%		0.05%	$1,706	64%
--	$10.92	9.17%		1.35%		3.89%		--	$6,766	60%
--	$10.65	1.09%		1.35%		3.18%		--	$7,486	78%

--	$19.89	0.65	%(4)	1.31	%(5)	2.47	%(5)	-- (5)	$8,061	51%

Financial Highlights

Fixed Income Funds

(For a share outstanding throughout each period)

Year ended December 31,	Net Asset Value, beginning of period	Net investment income (operating loss)	Net realized and unrealized gain (loss) investments	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain on investment transactions	Total distributions
INVESTMENT B SHARES
Huntington Mortgage Securities Fund
2003(6)	$ 8.70	0.13	0.17	0.30	(0.17)	--	(0.17)
Huntington Ohio Tax-Free Fund
2003(7)	$21.97	0.27	0.02	0.29	(0.27)	(0.11)	(0.38)
Huntington Michigan Tax-Free Fund
2003(8)	$11.11	0.12	(0.11)	0.01	(0.12)	(0.05)	(0.17)
Huntington Fixed Income Securities Fund
2000(9)	$19.56	0.75	0.73	1.48	(0.79)	--	(0.79)
2001	$20.25	0.63	0.44	1.07	(0.96)	--	(0.96)
2002	$20.75	0.83	0.50	1.33	(0.85)	--	(0.85)
2003	$21.23	0.65	0.17	0.82	(0.66)	--	(0.66)
Huntington Intermediate Government Income Fund
2003(10)	$10.99	0.17	(0.30)	(0.13)	(0.18)	(0.02)	(0.20)

(1) Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.

(2) This contractual expense decrease is reflected in both the expense and net investment income ratios.

(3) Not annualized.

(4) Computed on an annualized basis.

(5) Total return would have been 5.46% without the payments by affiliates. See note K of Notes to Financial Statements.

(6) Reflects operations for the period from May 13, 2003 (date of initial public investment) to December 31, 2003.

(7) Reflects operations for the period from May 2, 2003 (date of initial public investment) to December 31, 2003.

(8) Reflects operations for the period from May 19, 2003 (date of initial public investment) to December 31, 2003.

(9) Reflects operations for the period from May 1, 2000 (date of initial public investment) to December 31, 2000.

(10) Reflects operations for the period from May 12, 2003 (date of initial public investment) to December 31, 2003.

(See notes which are an integral part of the Financial Statements)

				Ratios to average net assets
Payments by affiliates	Net Asset, Value, end of period	Total return(1)		Net Expenses		Net investment income		Expense waiver reduction/ reimbursement(2)		Net Assets, end of period (000 omitted)	Portfolio turnover rate

--	$ 8.83	3.47	%(3)	1.93	%(4)	1.14	%(4)	--	(4)	$ 280	71%

--	$21.88	1.32	%(3)	1.93	%(4)	1.86	%(4)	--	(4)	$1,685	20%

--	$10.95	0.09	%(3)	2.03	%(4)	1.68	%(4)	--	(4)	$ 580	17%

--	$20.25	7.72	%(3)	1.68	%(4)	5.73	%(4)	--	(4)	$ 2	28%
0.39	$20.75	7.39	%(5)	1.76%		4.39%		--		$ 472	149%
--	$21.23	6.59%		1.82%		3.88%		--		$1,852	58%
--	$21.39	3.92%		1.83%		2.99%		--		$3,212	73%

--	$10.66	(1.13	)%(3)	1.86	%(4)	2.41	%(4)	--	(4)	$ 492	78%

Combined Notes to Financial Statements

December 31, 2003

(1) Organization

The Huntington Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust operates eighteen separate series, or mutual funds, each with its own investment objective and strategy. This report contains the financial statements and financial highlights of the funds listed below (individually referred to as a "Fund," or collectively as the "Funds"):

Funds	Investment Share Classes Offered

Huntington Money Market Fund ("Money Market")	Trust, A, B & Interfund
Huntington Ohio Municipal Money Market Fund ("Ohio Municipal Money Market")	Trust & A
Huntington Florida Tax-Free Money Fund ("Florida Tax-Free Money")	Trust & A
Huntington U.S. Treasury Money Market Fund ("U.S. Treasury Money Market")	Trust & A
Huntington Growth Fund ("Growth")	Trust, A & B
Huntington Income Equity Fund ("Income Equity")	Trust, A & B
Huntington Rotating Markets Fund ("Rotating Markets")(formerly Huntington Rotating Index Fund)	Trust & A
Huntington Dividend Capture Fund ("Dividend Capture")	Trust, A & B
Huntington International Equity Fund ("International Equity")	Trust, A & B
Huntington Mid Corp America Fund ("Mid Corp America")	Trust, A & B
Huntington New Economy Fund ("New Economy")	Trust, A & B
Huntington Situs Small Cap Fund ("Situs Small Cap")	Trust, A & B
Huntington Mortgage Securities Fund ("Mortgage Securities")	Trust A & B
Huntington Ohio Tax-Free Fund ("Ohio Tax-Free")	Trust A & B
Huntington Michigan Tax-Free Fund ("Michigan Tax-Free")	Trust A & B
Huntington Fixed Income Securities Fund ("Fixed Income")	Trust, A & B
Huntington Intermediate Government Income Fund ("Intermediate Government Income")	Trust A & B
Huntington Short/Intermediate Fixed Income Securities Fund ("Short/Intermediate Fixed Income")	Trust & A

Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

(2) Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP").

A. Investment Valuations

Investments in securities traded on a national securities exchange or reported on the NASDAQ National Market System (other than U.S. government obligations held by Mortgage Securities, which are valued at the mean between the over-the-counter bid and asked prices furnished by an independent pricing service) are valued at the last reported sales price on the principal exchange as furnished by an independent pricing service on the day of valuation. If there is no reported sale on the principal exchange, and in the case of over-the-counter securities not included in the NASDAQ National Market System, investment securities are valued at a bid price furnished by the independent pricing service. Short-term investments with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value. Options contracts are valued at the last quoted bid price as reported on the primary exchange or board of trade on which such options are traded. Investments in other open -end investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

B. Repurchase Agreements

It is the policy of the Funds to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' investment adviser, Huntington Assets Advisors, Inc. ("Advisor") to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

C. Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. Each Fund offers multiple classes of shares, which differ in their respective distribution and service fees. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various Funds or all Funds within the Trust in relation to the net assets of each Fund or on another reasonable basis. All shareholders bear the common expenses of the respective Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for net operating losses, return of capital, REITs, foreign currency gains and losses and non-deductible stock issuance cost.

D. Federal Taxes

It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

Withholding taxes on foreign interest, dividends and capital gains with respect to International Equity, New Economy and Situs Small Cap have been provided for in accordance with the Fund's applicable country's tax rules and rates.

Tax cost of securities differs from cost for financial reporting purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax purposes. As of December 31, 2003, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Money Market	$636,368,701	$--	$--	$--
Ohio Municipal Money Market	168,067,829	--	--	--
Florida Tax-Free Money	27,280,570	--	--	--
U.S. Treasury Money Market	579,751,837	--	--	--
Growth	144,321,075	118,111,336	(3,898,039)	114,213,297
Income Equity	158,095,147	55,361,286	(817,541)	54,543,745
Rotating Markets	18,335,449	2,855,072	--	2,855,072
Dividend Capture	66,061,361	6,360,530	(107,095)	6,253,436
International Equity	69,248,549	18,294,510	(166,333)	18,128,177
Mid Corp America	119,912,147	26,448,573	(2,895,036)	23,553,536
New Economy	35,409,409	7,399,100	(634,638)	6,764,463
Situs Small Cap	23,685,391	7,614,443	(83,322)	7,531,120
Mortgage Securities	42,530,148	2,935,834	(235,093)	2,700,741
Ohio Tax-Free	59,858,697	3,259,087	(56,943)	3,202,144
Michigan Tax-Free	29,305,079	1,320,118	(28,663)	1,291,456
Fixed Income	161,931,314	7,473,081	(327,702)	7,145,380
Intermediate Government Income	87,288,435	2,254,268	(264,957)	1,989,311
Short/Intermediate Fixed Income	159,884,441	2,970,187	(559,340)	2,410,848

As of December 31, 2003, for federal income tax purposes, the following Funds have capital loss carryforwards available to offset future capital gains, if any to the extent provided by the Treasury regulations:

Fund	Amount	Expires

Money Market	$ 490,061	2011
Florida Tax-Free Money	231	2011
Growth	183,702	2010
Rotating Markets	1,561,047	2010
Rotating Markets	1,168,404	2011
International Equity	3,722,182	2009
International Equity	2,768,740	2010
International Equity	1,954,413	2011
Mid Corp America	2,289,979	2010
Mid Corp America	291,002	2011
Mortgage Securities	2,455,048	2004
Mortgage Securities	2,540	2007
Mortgage Securities	31,377	2008
Fixed Income	1,187,996	2010
Short/Intermediate Fixed Income	372,785	2008
Short/Intermediate Fixed Income	1,491,454	2009

The tax character of distributions paid during the fiscal year ended December 31, 2003, was as follows:

	Distributions Paid From

Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Tax Return of Capital	Total Distributions Paid

Money Market	$2,581,862	$ --	$ 2,581,862	$ --	$ --	$ 2,581,862
Ohio Municipal Money Market	35,220	--	35,220	449,629	--	484,849
Florida Tax-Free Money	--	--	--	69,275	--	69,275
U.S. Treasury Money Market	2,195,537	--	2,195,537	--	--	2,195,537
Growth	149,742	--	149,742	--	--	149,742
Income Equity	6,391,900	8,210,119	14,602,019	--	--	14,602,019
Rotating Markets	--	--	--	--	--	---
Dividend Capture	2,193,746	--	2,193,746	--	--	2,193,746
International Equity	462,586	--	462,586	--	--	462,586
Mid Corp America	--	--	--	--	--	--
New Economy	--	21,541	21,541	--	--	21,541
Situs Small Cap	--	11,377	11,377	--	--	11,377
Mortgage Securities	1,753,183	--	1,753,183	--	29,800	1,782,983
Ohio Tax-Free	33,591	285,983	319,574	1,600,407	--	1,919,981
Michigan Tax-Free	6,894	134,355	141,249	710,853	--	852,102
Fixed Income	6,262,564	--	6,262,564	--	--	6,262,564
Intermediate Government Income	3,362,504	187,678	3,550,182	--	--	3,550,182
Short/Intermediate Fixed Income	4,468,969	--	4,468,969	--	--	4,468,969

The tax character of distributions paid during the fiscal year ended December 31, 2002, was as follows:

	Distributions Paid From

Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid

Money Market	$8,362,076	$--	$8,362,076	$--	$8,362,076
Ohio Municipal Money Market	13,543	2	13,545	1,339,639	1,353,184
Florida Tax-Free Money	6,362	--	6,362	178,134	184,496
U.S. Treasury Money Market	5,821,183	--	5,821,183	--	5,821,183
Growth	--	--	--	--	--
Income Equity	6,951,246	256,378	7,207,624	--	7,207,624
Rotating Index	--	--	--	--	--
Dividend Capture	1,150,091	--	1,150,091	--	1,150,091
International Equity	--	--	--	--	--
Mid Corp America	815	--	815	--	815
New Economy	--	--	--	--	--
Situs Small Cap	--	--	--	--	--
Mortgage Securities	1,912,802	--	1,912,802	--	1,912,802
Ohio Tax-Free	10,917	92,779	103,696	1,465,114	1,568,810
Michigan Tax-Free	1,870	69,366	71,236	628,674	699,910
Fixed Income	6,626,275	--	6,626,275	--	6,626,275
Intermediate Government Income	3,025,052	--	3,025,052	--	3,025,052
Short/Intermediate Fixed Income	4,761,025	--	4,761,025	--	4,761,025

As of December 31, 2003, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulted Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)

Money Market	$ --	$ 115,146	$ --	$ 115,146	$ (115,147)	$ (490,061)	$ --	$ (490,062)
Ohio Municipal Money Market	56,030	--	--	56,030	(28,637)	--	--	27,393
Florida Tax-Free Money	4,368	--	--	4,368	(4,366)	(231)	--	(229)
U.S. Treasury Money Market	--	133,875	--	133,875	(92,222)	--	--	41,653
Growth	--	--	--	--	--	(183,702)	114,043,041	113,859,339
Income Equity	--	2,682,814	9,493,878	12,176,692	--	--	54,772,877	66,949,569
Rotating Markets	--	88,043	--	88,043	(88,042)	(2,729,451)	2,855,072	125,622
Dividend Capture	--	770,624	45,228	815,852	--	(63,573)	6,170,091	6,922,370
International Equity	--	17,586	--	17,586	--	(8,445,335)	18,099,052	9,671,303
Mid Corp America	--	--	--	--	--	(2,704,216)	23,553,536	20,849,320
New Economy	--	--	--	--	--	(21,479)	6,764,463	6,742,984
Situs Small Cap	--	62,343	--	62,343	--	(557)	7,529,475	7,591,261
Mortgage Securities	--	--	--	--	--	(2,488,965)	2,726,257	237,292
Ohio Tax-Free	137,132	--	22,425	159,557	(137,136)	--	3,202,144	3,224,565
Michigan Tax-Free	73,384	--	19,096	92,480	(62,459)	--	1,291,456	1,321,477
Fixed Income	--	489,324	--	489,324	(490,317)	(1,187,996)	7,103,956	5,914,967
Intermediate Government Income	--	257,898	299,169	557,067	(258,016)	--	1,989,311	2,288,362
Short/Intermediate Fixed Income	--	348,406	--	348,406	(349,465)	(1,864,239)	2,410,848	545,550

* The differences between the book-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the differences between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

E. When-Issued and Delayed Delivery Transactions

The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

F. Foreign Exchange Contracts

International Equity and Situs Small Cap may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. International Equity may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the securities against currency fluctuations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency translations are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date. At December 31, 2003, International Equity and Situs Small Cap had no outstanding f oreign currency commitments.

G. Foreign Currency Translation

All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense are translated at the rate of exchange quoted on the respective date that such transactions are recorded. International Equity does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividend, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

H. Written Options Contracts

Certain of the Funds may write options contracts. A written option obligates the Funds to deliver a call, or to receive a put, at the contract amount upon exercise by the holder of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received.

The following is a summary of Income Equity's written option activity:

Contracts	Number of Contracts	Premium

Outstanding at 12/31/2002	--	$--

Options written	7,437	496,127

Options expired	(1,875)	(50,888)

Options closed	(1,902)	(88,315)

Options exercised	(523)	(27,608)

Outstanding at 12/31/2003	3,137	$329,316

At December 31, 2003, Income Equity had the following outstanding options:

WRITTEN OPTION CONTRACTS

Contract	Type	Expiration Date	Exercise Price	Number of Contracts	Fair Value	Unrealized Appreciation (Depreciation)

Simon Property Group, Inc.	Call	January 2004	45	325	47,125	$6,400

Symbol Technologies, Inc.	Call	January 2004	15	1577	315,400	(91,476)

Verizon Communications, Inc.	Call	January 2004	35	1235	67,925	(16,058)

NET UNREALIZED DEPRECIATION ON WRITTEN OPTION CONTRACTS						$(101,134)

The following is a summary of Dividend Capture's written option activity:

Contracts	Number of Contracts	Premium

Outstanding at 12/31/2002	210	$25,718

Options written	715	85,588

Options expired	(44)	(3,326)

Options closed	(230)	(33,413)

Options exercised	(651)	(74,567)

Outstanding at 12/31/2003	--	$--

The following is a summary of Situs Small Cap's written option activity:

Contracts	Number of Contracts	Premium

Outstanding at 12/31/2002	--	$--

Options written	93	39,074

Options expired	--	--

Options closed	(73)	(31,004)

Options exercised	(20)	(8,070)

Outstanding at 12/31/2003	--	$--

I. Securities Lending

To generate additional income, Rotating Markets, Dividend Capture, International Equity, Mid Corp America, New Economy and Situs Small Cap may lend up to 33-1/3% of their total assets, Michigan Tax-Free may lend up to 5% of its total assets and the remaining Funds may lend up to 20% of their total assets, pursuant to agreements, requiring that the loan be continuously secured by any combination of cash or U.S. government obligations equal at all times to at least 100% of the market value of the securities on loan for Rotating Markets, Dividend Capture, International Equity, Mid Corp America, New Economy and Situs Small Cap and 102% for the remaining Funds. Information on the investment of cash collateral is shown in the Portfolio of Investments. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the market value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Advisor to be creditworthy under guidelines established by the Trustees and when, in the judgment of the Advisor, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments. Boston Global Advisers ("BGA") serves as sub-custodian for the securities lending program. BGA receives a sub-custody fee based on the value of collateral received from borrowers. In addition, The Huntington National Bank, ("Huntington"), as custodian to the Funds, receives a monthly fee from BGA to offset certain transaction costs incurred by the custodian. As of December 31, 2003, the following Funds had securities with the following market values on loan:

Fund	Market Value of Loaned Securities	Market Value of Collateral*

Mid Corp America	$ 2,654,250	$ 2,712,500
Fixed Income	5,812,344	5,977,250

* Includes securities and cash collateral.

J. Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Funds will not incur any registration costs upon such resales. The Funds' restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Funds' pricing committee.

K. Payments by Affiliates

During the period ended December 31, 2001, Huntington Bancshares, Inc. voluntarily contributed $4,161,828 to Money Market. In addition, Huntington Bancshares, Inc. voluntarily purchased securities from Intermediate Government Income, Short/Intermediate Fixed Income and Fixed Income for their amortized cost. The payments by affiliates in the accompanying financial highlights reflect the difference between the fair market value and amortized cost of the securities. As a result of the transactions, $3,116,000, $1,335,000 and $2,226,000 of Fixed Income, Intermediate Government Income, and Short/Intermediate Fixed Income Funds, respectively, was deemed as a payment by affiliates, to reimburse the effect of the loss.

L. Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimated.

M. Other

Investment transactions are accounted for on a trade date basis. Discounts and premiums on securities purchased are amortized, over the lives of the respective securities. Securities gains and losses are calculated on the identified cost basis. Withholding taxes on foreign dividends have been provided for in accordance with the company's understanding of the applicable country's tax rules and rates.

(3) Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (with a par value of $.001 per share). Transactions in capital stock were as follows:

	CAPITAL TRANSACTIONS				SHARE TRANSACTIONS
	Trust Shares				Trust Shares
	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change

Huntington Money Market Fund
Year Ended December 31, 2002	$ 931,138,492	$ 16,886	$(1,225,084,558)	$(293,929,180)	931,138,490	16,886	(1,225,084,559)	(293,929,183)
Year Ended December 31, 2003	955,348,531	9,668	(1,012,150,259)	(56,792,060)	955,348,532	9,668	(1,012,150,259)	(56,792,059)
Huntington Ohio Municipal Money Market Fund
Year Ended December 31, 2002	79,188,914	9,842	(85,443,260)	(6,244,504)	79,188,914	9,842	(85,443,260)	(6,244,504)
Year Ended December 31, 2003	102,649,809	1,821	(110,663,121)	(8,011,491)	102,649,808	1,821	(110,663,113)	(8,011,484)
Huntington Florida Tax-Free Money Fund
Year Ended December 31, 2002	47,931,760	4,753	(53,630,492)	(5,693,979)	47,924,850	4,753	(53,624,765)	(5,695,162)
Year Ended December 31, 2003	37,353,591	--	(38,171,004)	(817,413)	37,353,591	--	(38,171,003)	(817,412)
Huntington U.S. Treasury Money Market Fund
Year Ended December 31, 2002	1,167,589,542	96,545	(1,094,545,959)	73,140,128	1,167,573,862	96,544	(1,094,545,959)	73,124,447
Year Ended December 31, 2003	1,662,214,194	30,833	(1,653,628,464)	8,616,563	1,662,214,194	30,833	(1,653,628,465)	8,616,562

	CAPITAL TRANSACTIONS				SHARE TRANSACTIONS
	Investment A Shares				Investment A Shares
	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change

Huntington Money Market Fund
Year Ended December 31, 2002	$632,975,395	$ 1,153,598	$(772,334,829)	$(138,205,836)	632,975,395	1,153,588	(772,334,808)	(138,205,825)
Year Ended December 31, 2003	676,991,489	383,221	(725,078,325)	(47,703,615)	676,991,489	383,222	(725,078,325)	(47,703,614)
Huntington Ohio Municipal Money Market Fund
Year Ended December 31, 2002	239,844,638	158,951	(277,509,979)	(37,506,390)	239,844,638	158,951	(277,509,906)	(37,506,317)
Year Ended December 31, 2003	229,847,985	59,023	(251,754,537)	(21,847,529)	229,847,986	59,023	(251,754,521)	(21,847,512)
Huntington Florida Tax-Free Money Fund
Year Ended December 31, 2002	28,287,595	1,506	(43,561,426)	(15,272,325)	28,285,959	1,548	(43,559,290)	(15,271,783)
Year Ended December 31, 2003	16,696,140	2,011	(15,034,954)	1,663,197	16,696,140	2,011	(15,034,954)	1,663,197
Huntington U.S. Treasury Money Market Fund
Year Ended December 31, 2002	80,250,933	135,750	(66,399,469)	13,987,214	80,247,370	135,750	(66,399,468)	13,983,652
Year Ended December 31, 2003	141,484,777	40,836	(156,628,557)	(15,102,944)	141,484,777	40,836	(156,628,557)	(15,102,944)

	CAPITAL TRANSACTIONS				SHARE TRANSACTIONS
	Investment B Shares				Investment B Shares
	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change

Huntington Money Market Fund
Year Ended December 31, 2002	$164,843	$ 88	$ (31,197)	$ 133,734	164,843	88	(31,197)	133,734
Year Ended December 31, 2003	62,526	697	(151,004)	(87,781)	62,526	758	(151,005)	(87,721)

	CAPITAL TRANSACTIONS				SHARE TRANSACTIONS
	Interfund Shares				Interfund Shares
	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change

Huntington Money Market Fund
Year Ended December 31, 2002	$ 213,041,334	$ 14	$ (206,922,346)	$ 6,119,002	213,041,334	14	(206,922,340)	6,119,008
Year Ended December 31, 2003	271,006,848	3	(271,499,613)	(492,762)	271,006,848	4	(271,499,613)	(492,761)

	CAPITAL TRANSACTIONS				SHARE TRANSACTIONS
	Trust Shares				Trust Shares
	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change

Huntington Growth Fund
Year Ended December 31, 2002	$ 30,829,428	$ --	$ (30,839,139)	$ (9,711)	886,441	--	(852,234)	34,207
Year Ended December 31, 2003	45,255,771	59,348	(31,132,424)	14,182,695	1,294,809	1,572	(887,410)	408,971
Huntington Income Equity Fund
Year Ended December 31, 2002	20,796,707	2,334,522	(24,805,961)	(1,674,732)	669,941	73,283	(771,333)	(28,109)
Year Ended December 31, 2003	27,500,545	4,589,845	(31,095,265)	995,125	926,674	147,410	(1,010,921)	63,163
Huntington Rotating Markets Fund
Year Ended December 31, 2002	14,880,414	--	(1,758,572)	13,121,842	1,622,024	--	(224,764)	1,397,260
Year Ended December 31, 2003	2,900,999	--	(1,486,960)	1,414,039	356,988	--	(186,943)	170,045
Huntington Dividend Capture Fund
Year Ended December 31, 2002	9,854,751	671,752	(2,069,147)	8,457,356	982,902	67,523	(207,287)	843,138
Year Ended December 31, 2003	25,033,891	805,928	(8,256,874)	17,582,945	2,452,123	79,605	(794,713)	1,737,015
Huntington International Equity Fund
Year Ended December 31, 2002	35,715,502	--	(4,886,118)	30,829,384	4,887,163	--	(700,084)	4,187,079
Year Ended December 31, 2003	31,313,076	197,910	(13,787,194)	17,723,792	4,224,545	23,066	(1,852,421)	2,395,190
Huntington Mid Corp America Fund
Year Ended December 31, 2002	59,951,954	255	(11,030,731)	48,921,478	5,905,574	28	(1,115,885)	4,789,717
Year Ended December 31, 2003	29,683,568	--	(14,601,247)	15,082,321	2,951,881	--	(1,487,795)	1,464,086
Huntington New Economy Fund
Year Ended December 31, 2002	16,851,712	--	(1,365,789)	15,485,923	1,682,896	--	(146,063)	1,536,833
Year Ended December 31, 2003	10,508,503	14,750	(2,886,076)	7,637,177	1,051,927	1,240	(287,170)	765,997
Huntington Situs Small Cap Fund
Period Ended December 31, 2002 (1)	13,040,733	--	(7)	13,040,726	1,296,342	--	(1)	1,296,341
Year Ended December 31, 2003	12,764,690	5,924	(3,079,955)	9,690,659	1,121,982	425	(241,186)	881,221

	CAPITAL TRANSACTIONS				SHARE TRANSACTIONS
	Investment A Shares				Investment A Shares
	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change

Huntington Growth Fund
Year Ended December 31, 2002	$ 1,526,199	$ 427	$ (2,005,625)	$ (478,999)	41,057	14	(56,334)	(15,263)
Year Ended December 31, 2003	3,055,280	--	(1,824,694)	1,230,586	87,890	--	(52,127)	35,763
Huntington Income Equity Fund
Year Ended December 31, 2002	913,816	63,805	(671,036)	306,585	28,014	2,012	(20,477)	9,549
Year Ended December 31, 2003	1,519,353	202,216	(350,859)	1,370,710	49,192	6,418	(11,888)	43,722
Huntington Rotating Markets Fund
Year Ended December 31, 2002	521,393	--	(63,371)	458,022	60,937	--	(8,064)	52,873
Year Ended December 31, 2003	569,562	--	(194,986)	374,576	71,213	--	(22,819)	48,394
Huntington Dividend Capture Fund
Year Ended December 31, 2002	846,832	32,218	(609,317)	269,733	84,714	3,251	(60,214)	27,751
Year Ended December 31, 2003	9,795,840	301,661	(414,385)	9,683,116	988,403	29,287	(39,817)	977,873
Huntington International Equity Fund
Year Ended December 31, 2002	1,498,730	--	(1,434,986)	63,744	231,167	--	(220,307)	10,860
Year Ended December 31, 2003	9,855,346	1,206	(9,646,641)	209,911	1,336,865	141	(1,295,486)	41,520
Huntington Mid Corp America Fund
Year Ended December 31, 2002	782,742	7	(96,451)	686,298	79,834	1	(10,204)	69,631
Year Ended December 31, 2003	2,075,500	--	(206,722)	1,868,778	205,981	--	(20,393)	185,588
Huntington New Economy Fund
Year Ended December 31, 2002	322,371	--	(77,492)	244,879	33,985	--	(7,795)	26,190
Year Ended December 31, 2003	740,251	592	(144,265)	596,578	73,007	50	(13,578)	59,479
Huntington Situs Small Cap Fund
Period Ended December 31, 2002 (1)	9,640	--	--	9,640	937	--	--	937
Year Ended December 31, 2003	475,195	183	(61,586)	413,792	40,564	13	(5,280)	35,297

	CAPITAL TRANSACTIONS				SHARE TRANSACTIONS
	Investment B Shares				Investment B Shares
	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change

Huntington Growth Fund
Year Ended December 31, 2002	$ 2,609,554	$ --	$ (431,844)	$ 2,177,710	69,401	--	(12,354)	57,407
Year Ended December 31, 2003	1,895,474	--	(478,243)	1,417,231	55,952	--	(14,316)	41,636
Huntington Income Equity Fund
Year Ended December 31, 2002	3,711,271	79,838	(348,667)	3,442,442	113,759	2,587	(11,207)	105,139
Year Ended December 31, 2003	2,266,389	361,805	(556,758)	2,071,436	76,685	11,507	(18,760)	69,432
Huntington Dividend Capture Fund
Year Ended December 31, 2002	3,602,792	125,276	(403,523)	3,324,545	359,185	12,691	(41,284)	330,592
Year Ended December 31, 2003	6,451,254	292,937	(776,655)	5,967,536	642,486	28,689	(76,824)	594,351
Huntington International Equity Fund
Year Ended December 31, 2002	141,979	--	(16,159)	125,820	19,447	--	(2,232)	17,215
Year Ended December 31, 2003	175,769	520	(31,249)	145,040	23,159	62	(4,454)	18,767
Huntington Mid Corp America Fund
Year Ended December 31, 2002	2,602,014	27	(214,940)	2,387,101	262,587	3	(22,620)	239,970
Year Ended December 31, 2003	1,603,099	--	(390,776)	1,212,323	161,699	--	(39,644)	122,055
Huntington New Economy Fund
Year Ended December 31, 2002	674,575	--	(85,019)	589,556	68,642	--	(9,212)	59,430
Year Ended December 31, 2003	456,624	845	(99,637)	357,832	47,187	73	(10,411)	36,849
Huntington Situs Small Cap Fund
Period Ended December 31, 2002 (1)	84,270	--	--	84,270	8,653	--	--	8,653
Year Ended December 31, 2003	384,082	190	(9,032)	375,240	32,671	14	(797)	31,888

	CAPITAL TRANSACTIONS				SHARE TRANSACTIONS
	Trust Shares				Trust Shares
	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change

Huntington Mortgage Securities Fund
Year Ended December 31, 2002	$14,803,746	$ 527,534	$(6,025,317)	$9,305,963	1,746,190	61,951	(707,604)	1,100,537
Year Ended December 31, 2003	4,496,248	601,072	(8,907,236)	(3,809,916)	522,758	69,944	(1,030,573)	(437,871)
Huntington Ohio Tax-Free Fund
Year Ended December 31, 2002	14,202,550	153,765	(6,378,292)	7,978,023	655,757	7,149	(296,310)	366,596
Year Ended December 31, 2003	15,829,453	198,724	(12,838,898)	3,189,279	721,951	9,055	(583,463)	147,543
Huntington Michigan Tax-Free Fund
Year Ended December 31, 2002	6,025,840	29,589	(4,853,278)	1,202,151	555,410	2,755	(451,356)	106,809
Year Ended December 31, 2003	7,893,608	39,205	(2,406,862)	5,525,951	721,281	3,577	(220,369)	504,489
Huntington Fixed Income Securities Fund
Year Ended December 31, 2002	29,323,960	2,555,076	(38,001,312)	(6,122,276)	1,415,611	123,389	(1,831,548)	(292,548)
Year Ended December 31, 2003	45,178,567	2,471,092	(29,506,904)	18,142,755	2,107,343	115,248	(1,375,035)	847,556
Huntington Intermediate Government Income Fund
Year Ended December 31, 2002	24,964,527	835,278	(17,643,144)	8,156,661	2,334,893	78,757	(1,656,776)	756,874
Year Ended December 31, 2003	24,293,615	1,192,545	(22,888,151)	2,598,009	2,248,917	110,204	(2,130,679)	228,442
Huntington Short/Intermediate Fixed Income Securities Fund
Year Ended December 31, 2002	31,440,329	1,707,858	(26,322,431)	6,825,756	1,601,309	86,936	(1,338,366)	349,879
Year Ended December 31, 2003	79,088,529	1,654,738	(45,801,898)	34,941,369	3,967,595	83,054	(2,303,820)	1,746,829

	CAPITAL TRANSACTIONS				SHARE TRANSACTIONS
	Investment A Shares				Investment A Shares
	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change

Huntington Mortgage Securities Fund
Year Ended December 31, 2002	$2,176,039	$ 70,036	$ (223,534)	$2,022,541	252,175	8,177	(26,181)	234,171
Year Ended December 31, 2003	179,810	73,644	(1,956,445)	(1,702,991)	20,768	8,551	(225,451)	(196,132)
Huntington Ohio Tax-Free Fund
Year Ended December 31, 2002	1,706,144	45,456	(475,603)	1,275,997	78,848	2,112	(22,199)	58,761
Year Ended December 31, 2003	3,057,590	70,536	(469,164)	2,658,962	137,901	3,222	(21,563)	119,560
Huntington Michigan Tax-Free Fund
Year Ended December 31, 2002	817,576	132,709	(986,048)	(35,763)	76,170	12,347	(91,964)	(3,447)
Year Ended December 31, 2003	1,833,318	148,818	(960,740)	1,021,396	166,771	13,581	(87,604)	92,748
Huntington Fixed Income Securities Fund
Year Ended December 31, 2002	321,075	44,482	(96,499)	269,058	15,603	2,147	(4,656)	13,094
Year Ended December 31, 2003	1,568,801	55,513	(607,564)	1,016,750	72,665	2,592	(28,170)	47,087
Huntington Intermediate Government Income Fund
Year Ended December 31, 2002	5,521,636	87,051	(695,487)	4,913,200	512,504	8,159	(64,770)	455,893
Year Ended December 31, 2003	3,885,024	139,290	(3,061,052)	963,262	356,834	12,865	(286,368)	83,331
Huntington Short/Intermediate Fixed Income Securities Fund
Period Ended December 31, 2003 (2)	14,706,804	62,563	(6,554,276)	8,215,091	731,478	3,145	(329,280)	405,343

	CAPITAL TRANSACTIONS				SHARE TRANSACTIONS
	Investment B Shares				Investment B Shares
	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change

Huntington Mortgage Securities Fund
Period Ended December 31, 2003 (3)	$ 274,368	$ 2,310	$ --	$ 276,678	31,449	265	--	31,714
Huntington Ohio Tax-Free Fund
Period Ended December 31, 2003 (4)	1,681,073	16,919	(4,187)	1,693,805	76,411	774	(191)	76,994
Huntington Michigan Tax-Free Fund
Period Ended December 31, 2003 (5)	708,953	4,323	(125,638)	587,638	64,123	395	(11,537)	52,981
Huntington Fixed Income Securities Fund
Year Ended December 31, 2002	1,466,257	29,678	(162,539)	1,333,396	70,909	1,433	(7,856)	64,486
Year Ended December 31, 2003	1,480,204	69,889	(199,445)	1,350,648	68,998	3,255	(9,343)	62,910
Huntington Intermediate Government Income Fund
Period Ended December 31, 2003 (6)	569,167	6,230	(68,244)	507,153	51,871	583	(6,283)	46,171

(1) Relects operations for the period from September 30, 2002 (date of initial public investment) to December 31, 2002.

(2) Relects operations for the period from May 9, 2003 (date of initial public investment) to December 31, 2003.

(3) Relects operations for the period from May 13, 2003 (date of initial public investment) to December 31, 2003.

(4) Relects operations for the period from May 2, 2003 (date of initial public investment) to December 31, 2003.

(5) Relects operations for the period from May 19, 2003 (date of initial public investment) to December 31, 2003.

(6) Relects operations for the period from May 12, 2003 (date of initial public investment) to December 31, 2003.

(4) Advisory Fee and Other Transactions with Affiliates

Advisory Fee--Huntington Asset Advisors, Inc., a subsidiary of Huntington, serves as the Funds' Advisor. The Advisor receives for its services an annual investment advisory fee based on a percentage of each Fund's average daily net assets as listed below.

Money Market, Ohio Municipal Money Market, Florida Tax-Free Money	Tiered	Annual Rate

	Up to $500 million	0.30%
	On the next $500 million	0.25%

	On $1 billion and more	0.20%

Fund		Annual Rate

U.S. Treasury Money Market		0.20%
Growth		0.60%
Income Equity		0.60%
Rotating Markets		0.50%
Dividend Capture		0.75%
International Equity		1.00%
Mid Corp America		0.75%
New Economy		0.85%
Situs Small Cap		0.75%
Mortgage Securities		0.50%
Ohio Tax-Free		0.50%
Michigan Tax-Free		0.50%
Fixed Income		0.50%
Intermediate Government Income		0.50%
Short/Intermediate Fixed Income		0.50%

Administrative and Financial Administration Fees--Federated Services Company ("FServ") provides the Funds with certain administrative personnel and services. Huntington currently serves as sub-administrator to the Trust, assisting with the provision of administrative services necessary to operate the Funds. Huntington also serves as financial administrator, providing portfolio accounting services to the Funds. Huntington has sub-contracted certain fund accounting services to BISYS Fund Services Ohio, Inc. The fees paid for administrative and sub-administrative services are based on the level of average net assets of each Fund for the period. From time to time, Edgewood Services, Inc. ("Edgewood"), the Funds' distributor, may pay out of its reasonable profits and other resources (including those of its affiliates) advertising, marketing and other expenses for the benefit of the Funds. Edgewood and FServ are wholly-owned subsidiaries of Federated Investors, Inc.

Distribution and Shareholder Services Fees--The Funds have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Funds will compensate Edgewood, the principal distributor, for distribution services in connection with Investment A Shares and Investment B Shares not to exceed 0.25% and 0.75% of the daily net assets of each Fund's Investment A Shares and Investment B Shares, respectively. Investment A Shares and Trust Shares are also subject to either an administrative services fee of 0.25% of each class' average daily net assets to be paid to Huntington or a shareholder services fee not to exceed 0.25% of the daily net assets of such shares to be paid to Edgewood. Investment B Shares are subject to a shareholder services fee not to exceed 0.25% of the daily net assets of such shares. Trust Shares are not subject to Rule 12b-1 fees. For the year ended December 31, 2003, Edgewood received commissions of $402,110 from front-end sales charges of Investment A Shares of the Funds, of which $310,615 was reallowed to affiliated broker-dealers of the Funds.

Transfer and Dividend Disbursing Agent Fees and Expenses--Unified Fund Services, Inc. ("Unified") is transfer and dividend disbursing agent for the Funds. For its services, Unified receives fees based on the size, type, and number of accounts and transactions made by shareholders.

Custodian Fees--Huntington serves as the Funds' custodian. State Street Bank and Trust Company serves as sub-custodian for International Equity. Huntington and State Street Bank and Trust Company receive fees based on the level of the Funds' average daily net assets for the period, plus out-of- pocket expenses.

General--Certain of the Officers of the Trust are Officers, Directors and/or Trustees of the above companies.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds may invest in certain affiliated money market funds which are managed by the Advisor. Income distributions earned from investments in these funds are recorded as income in the accompanying financial statements.

(5) Rotating Markets Structure

Rotating Markets ("Fund"), in accordance with its prospectus, seeks to achieve its investment objectives by investing in index-based securities ("Underlying Funds") with similar investment objectives. As a result, investors in the Fund incurred expenses of both the Fund and Underlying Funds, including transaction costs related to the purchases and sales of Underlying Fund shares.

(6) Investment Transactions

Purchases and sales of investments, excluding short-term securities and long-term U.S. government securities (and in-kind contributions), for the year ended December 31, 2003 were as follows:

Fund	Purchases	Sales

Growth	$ 36,635,523	$ 16,660,583
Income Equity	158,835,118	164,782,210
Rotating Markets	36,372,118	34,784,156
Dividend Capture	88,106,240	52,496,402
International Equity	44,664,189	27,962,704
Mid Corp America	45,220,312	30,697,360
New Economy	33,820,545	25,741,583
Situs Small Cap	15,231,899	3,921,277
Mortgage Securities	33,827,244	38,401,966
Ohio Tax-Free	19,805,575	11,776,401
Michigan Tax-Free	12,333,956	4,611,679
Fixed Income	135,618,403	114,058,144
Intermediate Government Income	79,522,140	70,641,017
Short/Intermediate Fixed Income	115,217,409	70,570,775

(7) Concentration of Credit Risk

Since Ohio Municipal Money Market, Florida Tax-Free Money, Ohio Tax-Free and Michigan Tax-Free invest a substantial portion of their assets in issuers located in one state, they will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at December 31, 2003, the securities in the Portfolio of Investments of these Funds are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies, as indicated below. The largest percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency is indicated below.

Fund	% of Portfolio Guaranteed/ Insured	% of Portfolio Backed by Largest Guarantor/ Insurer

Florida Tax-Free Money	65.43%	11.02%
Michigan Tax-Free Fund	51.08%	18.57%
Ohio Municipal Money Market	67.64%	9.10%
Ohio Tax-Free Fund	42.48%	20.85%

(8) Other Tax Information (unaudited)

For the taxable year ended December 31, 2003, the following percentage of ordinary income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Qualified Dividend Income

Money Market	0.0%
Ohio Municipal Money Market	0.0%
Florida Tax-Free Money	0.0%
U.S. Treasury Money Market	0.0%
Growth	100.0%
Income Equity	83.7%
Rotating Markets	100.0%
Dividend Capture	85.7%
International Equity	0.0%
Mid Corp America	0.0%
New Economy	0.0%
Situs Small Cap	0.0%
Mortgage Securities	0.0%
Ohio Tax-Free	0.0%
Michigan Tax-Free	0.0%
Fixed Income	0.0%
Intermediate Government Income	0.0%
Short/Intermediate Fixed Income	0.0%

Independent Auditors' Report

The Shareholders and Board of Trustees of the Huntington Funds:

We have audited the accompanying statements of assets and liabilities of the Huntington Money Market Fund, Huntington Ohio Municipal Money Market Fund, Huntington Florida Tax-Free Money Fund, Huntington U.S. Treasury Money Market Fund, Huntington Growth Fund, Huntington Income Equity Fund, Huntington Rotating Markets Fund (formerly Huntington Rotating Index Fund), Huntington Dividend Capture Fund, Huntington International Equity Fund, Huntington Mid Corp America Fund, Huntington New Economy Fund, Huntington Mortgage Securities Fund, Huntington Ohio Tax-Free Fund, Huntington Michigan Tax-Free Fund, Huntington Fixed Income Securities Fund, Huntington Intermediate Government Income Fund, Huntington Short/Intermediate Fixed Income Securities Fund and Huntington Situs Small Cap Fund (collectively, the Funds), including the schedules of portfolio investments, as of December 31, 2003, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the peri ods indicated herein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds listed above as of December 31, 2003, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Columbus, Ohio
February 18, 2004

Board of Trustees and Trust Officers

The following tables give information about each Trustee and the senior officers of the Funds. All of the Trustees of the Huntington Funds are Independent. The Huntington Fund complex consists of two investment companies: the Huntington Funds with 18 portfolios and the Huntington VA Funds with 6 portfolios. Each Board member oversees all portfolios in the Huntington Fund complex, and serves for an indefinite term. Each officer is elected annually. The Funds' Statement of Additional Information includes additional information about the Huntington Funds' Trustees and is available, without charge and upon request, by calling 1-800-253-0412.

Independent Trustees Background

Name Birth Date Address Positions Held with Trust Length of Time Served	Principal Occupation(s), Other Directorships Held and Previous Position(s)

David S. Schoedinger* Birth Date: November 27, 1942 229 East State Street Columbus, OH TRUSTEE AND CHAIRMAN Began serving: May 1990

Principal Occupation: Since 1965, Chairman of the Board, Schoedinger Funeral Service. Since 1987, CEO, Schoedinger Financial Services, Inc. From 1992 to 1993, President, Board of Directors of National Selected Morticians (national trade association for morticians).

Other Directorships Held: Huntington VA Funds (6 portfolios).

John M. Shary Birth Date: November 30, 1930 3097 Walden Ravines Columbus, OH TRUSTEE Began serving: October 1991

Principal Occupation: Retired; Formerly: Member, Business Advisory Board, HIE-HEALTHCARE.COM (formerly Hublink, Inc.) (1993-1997) (database integration software); Member, Business Advisory Board, Mind Leaders, Inc. (formerly DPEC - Data Processing Education Corp.) (1993-1996) (data processing education); Member, Business Advisory Board, Miratel Corporation (1993-1995) (research and development firm for CADCAM); Chief Financial Officer of OCLC Online Computer Library Center, Inc. (1978-1993); Member, Board of Directors, Applied Information Technology Research Center (1987-1990); Member, Board of Directors, AIT (1987-1990) technology.

Other Directorships Held: Huntington VA Funds (6 portfolios).

Thomas J. Westerfield Birth Date: April 19, 1955 7724 Westwind Cincinnati, OH TRUSTEE Began serving: January 2001	Principal Occupation: Since April 1993, Of Counsel, Cors & Bassett LLC (law firm). Other Directorships Held: Huntington VA Funds (6 portfolios).

William R. Wise Birth Date: October 20, 1931 613 Valley Forge Court Westerville, OH TRUSTEE Began serving: April 1991

Principal Occupation: Retired; Formerly, Corporate Director of Financial Services and Treasurer, Children's Hospital, Columbus, Ohio; Associate Executive Director and Treasurer, Children's Hospital, Columbus, Ohio (1985-1989).

Other Directorships Held: Huntington VA Funds (6 portfolios).

*David S. Schoedinger became Chairman of the Funds on April 30, 2003.

Officers

Name Birth Date Address Positions Held with Trust Length of Time Served	Principal Occupation(s) and Previous Position(s)

Daniel B. Benhase Birth Date: November 23, 1959 41 South High Street Columbus, OH PRESIDENT Began Serving: August 2001

Principal Occupation: Executive Vice President, Private Financial Group, Huntington Bancshares Incorporated (June 2000 to present).

Previous Positions: Executive Vice President of Firstar Corporation and Firstar Bank, N.A.
(prior to June 2000).

Charles L. Davis, Jr. Birth Date: March 23, 1960 1001 Liberty Avenue Pittsburgh, PA CHIEF EXECUTIVE OFFICER Began Serving: April 2003

Principal Occupation: Vice President, Managing Director of Mutual Fund Services, Federated Services Company (October 2002 to present); Vice President, Edgewood Services, Inc., the Funds' distributor (January 2000 to present); Officer of various funds distributed by Edgewood Services, Inc. (December 2002 to present).

Previous Positions: President, Federated Clearing Services (January 2000 to October 2002); Director, Business Development, Mutual Fund Services, Federated Services Company (September 1998 to December 2000).

George Polatas Birth Date: March 3, 1962 1001 Liberty Avenue Pittsburgh, PA VICE PRESIDENT Began Serving: July 2003

Principal Occupation: Assistant Vice President, Federated Services Company; Vice President and Assistant Treasurer of various funds distributed by Edgewood Services, Inc., the Funds' distributor (January 1997 to present).

Bryan C. Haft Birth Date: January 23, 1965 3435 Stelzer Road Columbus, OH TREASURER Began Serving: April 2003	Principal Occupation: Vice President, BISYS Fund Services Ohio, Inc. (June 2000 to present). Previous Positions: Director, Client Services, BISYS Fund Services Ohio, Inc. (July 1998 to June 2000).

Victor R. Siclari Birth Date: November 17, 1961 1001 Liberty Avenue Pittsburgh, PA SECRETARY Began Serving: August 2002	Principal Occupation: Partner, Reed Smith LLP (October 2002 to present). Previous Positions: Sr. Corporate Counsel and Vice President, Federated Services Company (prior to October 2002).

Ronald J. Corn Birth Date: February 10, 1949 41 South High Street Columbus, OH ANTI-MONEY LAUNDERING COMPLIANCE OFFICER Began Serving: July 2003	Principal Occupation: Legal and Compliance Officer, The Huntington National Bank (August 1994 to present); Chief Compliance Officer, Huntington Asset Advisors, Inc. (May 2001 to present).

The Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. is the Custodian, Sub-Administrator and Financial Administrator of the Huntington Funds. Huntington Asset Advisors, Inc., a subsidiary of The Huntington National Bank, serves as Investment Advisor to the Funds. Federated Services Company and Edgewood Services, Inc., the Administrator and Distributor of the Huntington Funds, respectively, are not affiliated with The Huntington National Bank.

Mutual funds, including money market funds, are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus which contains facts concerning the Funds' objectives and policies, management fees, expenses and other information.

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[Logo of Huntington Funds]

Huntington Funds Shareholder Services: 1-800-253-0412

27057 (2/04)

Item 2.     Code of Ethics

As of the end of the period covered by this report, the registrant has adopted a code of ethics  (the  "Code of Ethics  for  Principal  Executive  and  Principal
Financial  Officers")  that  applies  to the  registrant's  Principal  Executive
Officer and Principal Financial Officer.

Item 3.     Audit Committee Financial Expert

The  registrant's  Board of Trustees has  determined  that the registrant has at least one audit  committee  financial  expert  serving  on its audit  committee,
William R. Wise, and that he is "independent" for purposes of this Item.

Item 4.     Principal Accountant Fees and Services

            (a)   Audit Fees billed to the registrant for the two most
                  recent fiscal years:

                        Fiscal year ended 2003 - $276,486

                        Fiscal year ended 2002 - $203,734

            (b)   Audit-Related Fees billed to the registrant for the two
                  most recent fiscal years:

                        Fiscal year ended 2003 - $0

                        Fiscal year ended 2002 - $0

                  Amount requiring approval of the registrant's audit
                  committee pursuant to paragraph (c)(7)(ii) of Rule 2-01
                  of Regulation S-X, $0 and $0 respectively.

            (c)   Tax Fees billed to the registrant for the two most
                  recent fiscal years:

                        Fiscal year ended 2003 - $135,581

                        Fiscal year ended 2002 - $79,578

                  Fees for both years relate to the review of the
                  registrant's tax returns.  Amount requiring approval of
                  the registrant's audit committee pursuant to paragraph
                  (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0
                  respectively.

            (d)   All Other Fees billed to the registrant for the two most
                  recent fiscal years:

                        Fiscal year ended 2003 - $0

                        Fiscal year ended 2002 - $0

                  Amount requiring approval of the registrant's audit
                  committee pursuant to paragraph (c)(7)(ii) of Rule 2-01
                  of Regulation S-X, $0 and $0 respectively.

            (e)(1)Audit Committee Policies regarding Pre-approval of
                  Services.

                                      HUNTINGTON FUNDS
                                     HUNTINGTON VA FUNDS

                          Audit and Non-Audit Services Pre-Approval

                                   Policies and Procedures

                  I.    Purpose

                        Under the Sarbanes-Oxley Act of 2002 (the "Act"),
                  the Audit Committee of the Board of Trustees of the
                  Huntington Funds and the Huntington VA Funds (the
                  "Funds") is responsible for the appointment,
                  compensation and oversight of the work of the Funds'
                  independent auditor.  As part of this responsibility,
                  the Audit Committee is required to grant approval for
                  audit and non-audit services performed by the
                  independent auditor for the Funds in order assure that
                  they do not impair the auditor's independence from the
                  Funds.  In addition, the Audit Committee also must
                  pre-approve its independent auditor's engagement for
                  non-audit services with the Fund's investment adviser
                  (not including a sub-adviser whose role is primarily
                  portfolio management and is sub-contracted or overseen
                  by another investment adviser) and any entity
                  controlling, controlled by, or under common control with
                  the investment adviser that provides ongoing services to
                  the Funds, if the engagement relates directly to the
                  operations and/or financial reporting of the Funds.

                        To implement these provisions of the Act, the
                  Securities and Exchange Commission (the "SEC") has
                  issued rules specifying the types of services that the
                  Funds' independent auditor may not provide to the Funds,
                  as well as the Audit Committee's administration of the
                  engagement of the independent auditor.  Under these
                  rules, the SEC has provided that a permissible approval
                  of audit and non-audit services can take the form of
                  either (i) a general pre-approval, or (ii) a specific
                  pre-approval (where a specific type of service is
                  authorized, generally subject to a fee maximum).
                  General pre-approvals are authorized by SEC rules only
                  subject to detailed policies and procedures.  Unless a
                  type of service has received general pre-approval, it
                  will require specific pre-approval by the Audit
                  Committee if it is to be provided by the independent
                  auditor.  Accordingly, the Audit Committee has adopted
                  these Audit and Non-Audit Services Pre-Approval Policies
                  and Procedures, which set forth the procedures and the
                  conditions pursuant to which services for the Funds may
                  be performed by the independent auditor under
                  pre-approvals.

II.   General Pre-Approval Policies

                        It is the policy of the Audit Committee that audit
                  and non-audit services to be performed by the Funds'
                  independent auditor be pre-approved only when in the
                  best interests of the Funds' shareholders and fully
                  consistent with applicable law and, particularly, the
                  maintenance of the auditor's independence.  In granting
                  any pre-approval, consideration shall be given to:

                        1.    the qualifications of the auditor to perform
                              the services involved;

                        2.    the proposed costs (which may be presented
                              as an estimate or based on professional time
                              charges subject to a ceiling) of the
                              services and the reasonableness thereof;

                        3.    the permissibility of the services under
                              applicable rules and guidance of the SEC;

                        4.    the effect, if any, of the performance of
                              the proposed services on the auditor's
                              independence;

                        5.    the effect of the compensation for the
                              proposed services on the auditor's
                              independence; and

                        6.    the effect, if any, of the proposed services
                              on the Funds' ability to manage or control
                              risk or to improve audit quality.

                  In accordance with SEC rules, non-audit services
                  performed by the Funds' independent auditor may not
                  include the following:

                        1.    Bookkeeping or other services related to the
                              accounting records or financial statements
                              of the audit client;

                        2.    Financial information systems design and
                              implementation;

                        3.    Appraisal or valuation services, fairness
                              opinions or contribution-in-kind reports;

                        4.    Actuarial services;

                        5.    Internal audit outsourcing services;

                        6.    Management functions or human resources;

                        7.    Broker-dealer, investment adviser or
                              investment banking services; and

8.    Legal services and expert services unrelated to the audit.

                  III.  Procedures for Pre-Approval by the Audit Committee

                        1.    Requests for pre-approval shall be in
                              writing and may be made by either the
                              independent auditors or by management of the
                              Funds.

                        2.    All requests for pre-approval shall be made
                              to the full Audit Committee at regularly
                              scheduled meetings thereof (or at a special
                              meeting of the Audit Committee set to
                              coincide with regular meetings of the Funds'
                              Board of Trustees) whenever practicable.

                        3.    Under normal circumstances, requests for
                              pre-approval should be presented at least 7
                              days prior (and in no event later than 48
                              hours prior) to the proposed commencement of
                              the engagement.

                        4.    If consideration of a request for
                              pre-approval on the dates identified in
                              Section III(2) would not be timely, the
                              requesting party shall notify the Chairman
                              of the Audit Committee.  The Chairman of the
                              Audit Committee shall then determine whether
                              to schedule a special meeting of the Audit
                              Committee (which may be conducted
                              telephonically) on an alternative date or
                              whether the request may appropriately be
                              presented to a delegate of the Audit
                              Committee under procedures set forth in
                              Section IV below.

                        5.    Requests for pre-approval may include, but
                              are not limited to, the following services:

                              a.     audit engagement, particularly for
                                     interim periods;

                              b.     tax compliance, tax planning, and tax
                                     advice;

                              c.     review and consents with respect to
                                     use of reports in post-effective
                                     amendments to the registration
                                     statements of the Funds;

                              d.    review of IRS shareholder materials;

                              e.     review and validation of fund
                                     procedures (e.g., valuation,
                                     interfund lending, etc.), and

                              f.    market research and strategic insights.

                        6.    Requests for pre-approval should identify
                              the nature of the services to be provided in
                              a manner sufficiently specific to allow
                              evaluation of the considerations identified
                              above in Section II.

                        7.    Requests for pre-approval must include an
                              assessment by the independent auditor of
                              their independence should the request be
                              granted and the proposed services rendered.

                        8.    The Audit Committee's action on a request
                              for pre-approval shall be recorded in the
                              Audit Committee's minutes.

                        9.    The Audit Committee's action on a request
                              for pre-approval shall be communicated in
                              writing to the independent auditor and,
                              under normal circumstances, a copy of this
                              communication shall be provided to the
                              Funds' management.

                        10.   The Audit Committee's action on a request
                              for pre-approval shall be reported to the
                              full Board of Trustees.

                        11.   Pre-approvals will be granted for a period
                              of no more than one year.

                  IV.   Procedures for Pre-Approval by a Delegate of the
                  Audit Committee

                        1.    Where it has been determined by the Chairman
                              of the Audit Committee that consideration of
                              a request for pre-approval by the full Audit
                              Committee would not be timely, the Chairman
                              may determine that the request be presented
                              to a member(s) of the Audit Committee
                              appointed by the Audit Committee as its
                              delegate (the "Delegate") for this purpose.
                              (As of the date of the adoption of these
                              guidelines and procedures, William R. Wise
                              has been so appointed, and such appointment
                              may be revoked or modified by the Audit
                              Committee at any time.)

                        2.    Requests for pre-approval shall be in
                              writing and may be made by either the
                              independent auditors or by management of the
                              Funds.

                        3.    Under normal circumstances, requests for
                              pre-approval should be presented at least 7
                              days prior (and in no event later than 48
                              hours prior) to the proposed commencement of
                              the engagement.

                        4.    Requests for pre-approval may include, but
                              are not limited to, the following services:

                              a.     audit engagement, particularly for
                                     interim periods;

                              b.     tax compliance, tax planning, and tax
                                     advice;

                              c.     review and consents with respect to
                                     use of reports in post-effective
                                     amendments to the registration
                                     statements of the Funds;

                              d.    review of IRS shareholder materials;

                              e.     review and validation of fund
                                     procedures (e.g., valuation,
                                     interfund lending, etc.); and

                              f.     market research and strategic
                                     insights.

                        5.    Requests for pre-approval should identify
                              the nature of the services to be provided in
                              a manner sufficiently specific to allow
                              evaluation of the considerations identified
                              above in Section II.

                        6.    Requests for pre-approval must include an
                              assessment by the independent auditor of
                              their independence should the request be
                              granted and the proposed services rendered.

                        7.    The Delegate's action on a request for
                              pre-approval shall be communicated in
                              writing to the independent auditor, with a
                              copy to each other member of the Audit
                              Committee and, under normal circumstances,
                              to the Funds' management.

                        8.    Pre-approvals by the Delegate shall be
                              reviewed by the Audit Committee at a meeting
                              held no later than the next scheduled
                              meeting of the Board of Trustees or the
                              Audit Committee, whichever occurs sooner.
                              An earlier review shall be conducted upon
                              the written request of one or more Audit
                              Committee members addressed to the Chairman
                              of the Audit Committee.

                        9.    Pre-approvals by the Delegate may be
                              modified or revoked by the Audit Committee,
                              but will not absolve the Funds' of their
                              responsibility to compensate the independent
                              auditor for services rendered prior to such
                              modification or revocation.

                        10.   The results of the Audit Committee's review
                              of the Delegate's action on a request for
                              pre-approval shall be recorded in the Audit
                              Committee's minutes and reported to the full
                              Board of Trustees.

                        11.   Pre-approvals will be granted by the
                              Delegate for a period of no more than one
                              year.

                  V.    Procedures for Monitoring Engagements Authorized
                  Under Pre-Approval Procedures

                        The independent auditor shall inform the Audit
                  Committee in writing upon the commencement of services
                  rendered under a pre-approval.  The independent auditor
                  shall thereafter provide the Audit Committee with
                  written quarterly progress reports within one month of
                  the close of each calendar quarter detailing the work
                  done and fees and other charges incurred during said
                  calendar quarter.  Should fees and expenses exceed those
                  specified in a pre-approval (or appear likely to do so
                  prior to completion of the work), the independent
                  auditor or management shall so apprise the Audit
                  Committee and an additional express approval or
                  pre-approval must be obtained.

                  VI.   Amendment

                        These Policies and Procedures may be amended or
                  revoked at any time by the Audit Committee and shall be
                  reviewed at least annually in conjunction with review of
                  the Audit Committee Charter.

                  As adopted: July 30, 2003

            (e)(2)Percentage of services identified in items 4(b) through
            4(d) that were approved by the registrant's audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation
            S-X:

                        4(b)

                        Fiscal year ended 2003 - 0%

                        Fiscal year ended 2002 - 0%

                        Percentage of services provided to the
                        registrant's investment adviser and any entity
                        controlling, controlled by, or under common
                        control with the investment adviser that provides
                        ongoing services to the registrant that were
                        approved by the registrant's audit committee
                        pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
                        Regulation S-X, 0% and 0% respectively.

                        4(c)

                        Fiscal year ended 2003 - 0%

                        Fiscal year ended 2002 - 0%

                        Percentage of services provided to the
                        registrant's investment adviser and any entity
                        controlling, controlled by, or under common
                        control with the investment adviser that provides
                        ongoing services to the registrant that were
                        approved by the registrant's audit committee
                        pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
                        Regulation S-X, 0% and 0% respectively.

                        4(d)

                        Fiscal year ended 2003 - 0%

                        Fiscal year ended 2002 - 0%

                        Percentage of services provided to the
                        registrant's investment adviser and any entity
                        controlling, controlled by, or under common
                        control with the investment adviser that provides
                        ongoing services to the registrant that were
                        approved by the registrant's audit committee
                        pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
                        Regulation S-X, 0% and 0% respectively.

(f)   Not Applicable

(g)   Non-Audit Fees billed to the registrant, the registrant's investment adviser, and certain entities controlling, controlled by
      or under common control with the investment adviser:

                  Fiscal year ended 2003 - $3,818,694

                  Fiscal year ended 2002 - $2,162,590

(h)   The registrant's Audit Committee has considered that the provision of non-audit services that were rendered to the
      registrant's adviser (not including any sub-adviser
      whose role is primarily portfolio management and is
      subcontracted with or overseen by another investment
      adviser), and any entity controlling, controlled by, or
      under common control with the investment adviser that
      provides ongoing services to the registrant that were
      not pre-approved pursuant to paragraph (c)(7)(ii) of
      Rule 2-01 of Regulation S-X is compatible with
      maintaining the principal accountant's independence.

Item 5.     Audit Committee of Listed Registrants

            Not Applicable

Item 6.     [Reserved]

Item 7.     Disclosure of Proxy Voting Policies and Procedures for
            Closed-End Management Investment Companies

            Not Applicable

Item 8.     Purchases of Equity Securities by Closed-End Management
            Investment Company and Affiliated Purchasers

            Not Applicable

Item 9.     Submission of Matters to a Vote of Security Holders

            Not Applicable

Item 10.    Controls and Procedures

(a)  The  registrant's  Principal  Executive  Officer  and  Principal  Financial
     Officer  have  concluded  that the  registrant's  disclosure  controls  and procedures  (as defined in rule  30a-3(c)  under the Act) are  effective in design  and  operation  and  are  sufficient  to  form  the  basis  of  the certifications  required  by Rule  30a-(2)  under  the Act,  based on their evaluation of these  disclosure  controls and procedures  within 90 days of the filing date of this report on Form N-CSR.

(b)  There were no changes in the  registrant's  internal control over financial reporting  (as  defined  in rule  30a-3(d)  under the Act)  during the last fiscal  half  year  (the  registrant's  second  half year in the case of an annual report) that have materially  affected,  or are reasonably likely to
     materially  affect,  the  registrant's   internal  control  over  financial
     reporting.

Item 11.    Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant  The Huntington Funds

By          /s/ Charles L. Davis, Jr.
            Charles L. Davis, Jr., Chief Executive Officer

Date        March 10, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By          /s/ Charles L. Davis, Jr.
            Charles L. Davis, Jr., Chief Executive Officer

Date        March 10,2004

By

Date